FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-171508-07

July 10, 2013

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,333,938,541
(Approximate Mortgage Pool Balance)

$933,756,000
(Offered Certificates)

GS Mortgage Securities Trust 2013-GC13
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2013-GC13

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Citigroup

Co-Lead Managers and Joint Bookrunners

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-171508) (the “Base Prospectus”) and a separate free writing prospectus, each to be dated July 10, 2013 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Goldman, Sachs & Co. or Citigroup Global Markets Inc.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman, Sachs & Co. or Citigroup Global Markets Inc. provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)		Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$66,860,000		30.000	%(5)	[__	]%	(6)	2.63	08/13 – 04/18
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$72,740,000		30.000	%(5)	[__	]%	(6)	4.74	04/18 – 07/18
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$149,690,000		30.000	%(5)	[__	]%	(6)	6.86	06/20 – 06/20
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$175,000,000		30.000	%(5)	[__	]%	(6)	9.72	04/23 – 05/23
Class A-5	Aaa(sf) / AAA(sf) / AAA(sf)	$380,255,000		30.000	%(5)	[__	]%	(6)	9.85	05/23 – 06/23
Class A-AB	Aaa(sf) / AAA(sf) / AAA(sf)	$89,211,000		30.000	%(5)	[__	]%	(6)	7.30	07/18 – 04/23
Class X-A	Aaa(sf) / AAA(sf) / AAA(sf)	$1,032,134,000	(7)	N/A		[__	]%	Variable IO(8)	N/A	N/A

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support		Initial Pass- Through Rate(3)		Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-B	NR / BB(sf) / NR	$30,014,000	(7)	N/A		[__	]%	Variable IO(8)	N/A	N/A
Class X-C	NR / NR / NR	$56,692,540	(7)	N/A		[__	]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aaa(sf) / AAA(sf) / AAA(sf)	$98,378,000	(10)	22.625%		[__	]%	(6)	9.86	06/23 – 06/23
Class B(9)	Aa3(sf) / AA-(sf) / AA(sf)	$88,374,000	(10)	16.000%		[__	]%	(6)	9.90	06/23 – 07/23
Class PEZ(9)	A1(sf) / A(sf) / A(sf)	$236,775,000	(10)	12.250	%(11)	[__	]%	(6)	9.89	06/23 – 07/23
Class C(9)	A3(sf) / A(sf) / A(sf)	$50,023,000	(10)	12.250	%(11)	[__	]%	(6)	9.94	07/23 – 07/23
Class D	NR / BBB-(sf) / BBB-(sf)	$76,701,000		6.500%		[__	]%	(6)	9.94	07/23 – 07/23
Class E	NR / BB(sf) / BB(sf)	$30,014,000		4.250%		[__	]%	(6)	9.94	07/23 – 07/23
Class F	NR / B(sf) / B+(sf)	$13,339,000		3.250%		[__	]%	(6)	9.94	07/23 – 07/23
Class G	NR / NR / NR	$43,353,540		0.000%		[__	]%	(6)	9.94	07/23 – 07/23
Class R(12)	N/A	N/A		N/A		N/A		N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”), and Kroll Bond Ratings Agency (“KBRA”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)	Assuming no prepayments and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage. The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates.  The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates.

(7)
The Class X-A, Class X-B and Class X-C certificates (the “Class X Certificates”) will not have principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A, Class X-B and Class X-C certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component.  The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class E certificates.  The notional amount of the Class X-C certificates will be equal to the aggregate of the certificate principal amounts of the Class F and Class G certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(8)
The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class E certificates, as described in the Free Writing Prospectus. The pass through rate of the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class F and Class G certificates, as described in the Free Writing Prospectus.

(9)
Up to the full certificate principal amount of the Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for up to the full certificate principal amount of the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of     $98,378,000, $88,374,000 and $50,023,000, respectively.  The Class A-S, Class B, Class PEZ and Class C certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-S, Class B and Class C certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and Class C trust components, respectively.  The Class PEZ certificates will, at all times, represent a beneficial interest in the remaining percentages of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components.  Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of each of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly.  The initial certificate principal amount of each of the Class A-S, Class B and Class C certificates represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certficates.  The initial certificate principal amount of the Class PEZ certificates is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange.  The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in the required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date.

(11)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the closing date of $50,023,000.

(12)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interest in each of two separate REMICs, as further described in the Free Writing Prospectus.  The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,333,938,541
Number of Mortgage Loans	67
Number of Mortgaged Properties	98
Average Cut-off Date Mortgage Loan Balance	$19,909,530
Weighted Average Mortgage Interest Rate	4.1607%
Weighted Average Remaining Term to Maturity (months)	111
Weighted Average Remaining Amortization Term (months)(2)	356
Weighted Average Cut-off Date LTV Ratio(3)(4)(5)	64.5%
Weighted Average Maturity Date LTV Ratio(4)(6)	55.2%
Weighted Average Underwritten Debt Service Coverage Ratio(4)(7)	1.85x
Weighted Average Debt Yield on Underwritten NOI(4)(5)(8)	10.5%
% of Mortgage Loans with Additional Debt	7.5%
% of Mortgaged Properties with Single Tenants	0.9%

(1)
Each of the 11 West 42nd Street mortgage loan and the Mall St. Matthews mortgage loan has a related pari passu companion loan, and the loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet include the related pari passu companion loan unless otherwise indicated. These loans will be serviced pursuant to the pooling and servicing agreement for the GSMS 2013-GC13 transaction. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Excludes mortgage loans that are interest only for the entire term.

(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value.

(4)
Unless otherwise indicated, with respect to the 2 groups of mortgage loans that are cross-collateralized and cross-defaulted with each other, the Rockwall Commons Apartments and Rockwall Commons Office mortgage loans and ExtraSpace Self Storage Alexandria and ExtraSpace Self Storage Leesville mortgage loans, the Cut-off Date LTV Ratio, the Maturity Date LTV Ratio, the Underwritten Debt Service Coverage Ratio, the Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF of the respective groups of mortgage loans are presented in the aggregate.

(5)
Unless otherwise indicated, with respect to the Stirling Lafayette Shopping Center mortgage loan, the Cut-off Date LTV Ratio and the Debt Yield on Underwritten NOI were each calculated based on the cut-off date principal balance of the mortgage loan, net of the related earnout amount of $2,900,000. The Cut-off Date LTV Ratio and the Debt Yield on Underwritten NOI of the Stirling Lafayette Shopping Center mortgage loan without netting the related earnout amount are 81.0% and 8.2%, respectively. With respect to The Marsol Apartments mortgage loan the Cut-off Date LTV Ratio was calculated based on the cut-off date principal balance of the mortgage loan net of the related capital improvement reserve of $3,000,000.  The Cut-off Date LTV Ratio of The Marsol Apartments mortgage loan without netting the related reserve is 85.4%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(6)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 10 mortgage loans representing approximately 25.7% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related aggregate “as stabilized” appraised value. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(7)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(8)
Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan, and the Debt Yield on Underwritten NCF is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of the mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman, Sachs & Co. Citigroup Global Markets Inc.
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,333,938,541
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	LNR Partners, LLC
Certificate Administrator:	U.S. Bank National Association
Trustee:	U.S. Bank National Association
Operating Advisor:	Trimont Real Estate Advisors, Inc.
Pricing:	Week of July 15, 2013
Closing Date:	July 31, 2013
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in July 2013 (or, in the case of any mortgage loan that has its first due date in August 2013, the date that would have been its due date in July 2013 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in August 2013
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	July 2046
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,333,938,540 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 67 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,333,938,541 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $19,909,530 and are secured by 98 mortgaged properties located throughout 24 states

	—	LTV: 64.5% weighted average Cut-off Date LTV Ratio

	—	DSCR: 1.85x weighted average Underwritten Debt Service Coverage Ratio

	—	Debt Yield: 10.5% weighted average Debt Yield on Underwritten NOI

	—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-AB

■	Loan Structural Features:

	—	Amortization: 73.7% of the mortgage loans by Initial Pool Balance have scheduled amortization:

		–	48.5% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

		–	25.2% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

	—	Hard Lockboxes: 66.4% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps: 92.9% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

	—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

		–	Real Estate Taxes: 61 mortgage loans representing 67.0% of the Initial Pool Balance

		–	Insurance: 57 mortgage loans representing 49.6% of the Initial Pool Balance

		–	Replacement Reserves (Including FF&E Reserves): 63 mortgage loans representing 67.5% of Initial Pool Balance

		–	Tenant Improvements / Leasing Commissions: 23 mortgage loans representing 52.2% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

	—	Predominantly Defeasance: 81.3% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

	—	Office: 34.5% of the mortgaged properties by allocated Initial Pool Balance are office properties (18.7% are central business district properties, 15.8% are general suburban properties)

	—	Retail: 28.1% of the mortgaged properties by allocated Initial Pool Balance are retail properties

	—	Multifamily: 16.4% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

	—	Hospitality: 8.4% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■	Geographic Diversity: The 98 mortgaged properties are located throughout 24 states, with only two states having greater than 10.0% of the allocated Initial Pool Balance: New York (27.5%) and Kentucky (11.8%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	28	34	$856,760,848	64.2%
Citigroup Global Markets Realty Corp.	27	34	329,590,425	24.7
Starwood Mortgage Funding I LLC	12	30	147,587,269	11.1
Total	67	98	$1,333,938,541	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Units	Cut-off Date Balance Per SF / Room / Unit	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio
11 West 42nd Street	$150,000,000	11.2%	Office	943,701	$318	2.21	x	9.8%	52.6%
Mall St. Matthews	146,840,875	11.0	Retail	670,376	$278	1.96	x	10.1%	66.7%
Crossroads Center	106,809,804	8.0	Retail	766,213	$139	1.89	x	10.5%	64.7%
Plaza America Towers III & IV	100,000,000	7.5	Office	469,071	$213	1.56	x	11.2%	59.9%
345 Park Avenue South	100,000,000	7.5	Office	271,144	$369	1.80	x	8.4%	52.6%
Holiday Inn - 6th Avenue	80,000,000	6.0	Hospitality	226	$353,982	1.79	x	11.8%	70.5%
One Westchase Center	55,312,000	4.1	Office	466,025	$119	2.89	x	11.8%	67.9%
The Marsol Apartments	35,000,000	2.6	Multifamily	986	$35,497	1.65	x	10.3%	78.0%
Pinnacle in Kierland Phase IV	30,000,000	2.2	Office	199,382	$150	3.39	x	13.1%	48.8%
Stirling Lafayette Shopping Center	26,962,035	2.0	Retail	188,217	$143	1.30	x	9.2%	72.3%
Top 10 Total / Wtd. Avg.	$830,924,714	62.3%				1.99	x	10.4%	61.8%
Remaining Total / Wtd. Avg.	503,013,827	37.7				1.62	x	10.6%	69.0%
Total / Wtd. Avg.	$1,333,938,541	100.0%				1.85	x	10.5%	64.5%

Pari Passu Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut- off Date Balance	Controlling Pooling & Servicing Agreement	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
11 West 42nd Street	$150,000,000	$150,000,000	$300,000,000	GSMS 2013-GC13	2.21x	9.8%	52.6%
Mall St. Matthews	$146,840,875	$39,821,254	$186,662,129	GSMS 2013-GC13	1.96x	10.1%	66.7%

Mortgage Loans with Existing Mezzanine or Other Financing
Mortgage Loan Name	Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Other Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Mortgage Loan DSCR	Total Debt DSCR
Plaza America Towers III & IV(1)	$100,000,000	$15,000,000	NA	$115,000,000	6.0270%	59.9%	68.9%	1.56x	1.28x

(1)	The related mezzanine loan will initially be held by Goldman Sachs Mortgage Company, or its affiliate, and is secured by the mezzanine borrower’s interest in the related mortgage borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
11 West 42nd Street	GSMC	New York	NY	Office	$150,000,000	11.2%	LBUBS 2005-C1
Mall St. Matthews	GSMC	Louisville	KY	Retail	$146,840,875	11.0%	GCCFC 2005-GG3
Crossroads Center	GSMC	Saint Cloud	MN	Retail	$106,809,804	8.0%	MLMT 2004-KEY2
Plaza America Towers III & IV	GSMC	Reston	VA	Office	$100,000,000	7.5%	MSC 2003-IQ5, BSCMS 2003-PWR2
345 Park Avenue South	CGMRC	New York	NY	Office	$100,000,000	7.5%	JPMCC 2004-C3
One Westchase Center	CGMRC	Houston	TX	Office	$55,312,000	4.1%	GCCFC 2007-GG9
Forest Cove Apartments	CGMRC	Mount Prospect	IL	Multifamily	$18,926,471	1.4%	FULB 1997-C1
1515 Grundy’s Lane	GSMC	Bristol	PA	Industrial	$10,923,457	0.8%	GMACC 2003-C1
Nottingham Apartments	SMF I	Alexandria	LA	Multifamily	$9,000,000	0.7%	JPMCC 2003-PM1A
New Market Shopping Center	SMF I	Boone	NC	Retail	$8,488,882	0.6%	WBCMT 2003-C5
Tree Tops at Post Oak	CGMRC	Houston	TX	Multifamily	$8,400,000	0.6%	WBCMT 2006-C26
Dawson Street Apartments	GSMC	Pittsburgh	PA	Multifamily	$7,252,000	0.5%	GMACC 2004-C3
Cherokee Village MHP	SMF I	Apache Junction	AZ	Manufactured Housing	$6,975,000	0.5%	WBCMT 2003-C5
Hempstead Road Apartments	GSMC	Pittsburgh	PA	Multifamily	$6,056,250	0.5%	GMACC 2004-C3
1501 Grundy’s Lane	GSMC	Bristol	PA	Industrial	$5,046,913	0.4%	GMACC 2003-C1
Creekside Plaza	GSMC	Shelby	NC	Retail	$4,878,052	0.4%	GSMS 2006-GG6
The Arbaugh Building	CGMRC	Lansing	MI	Mixed Use	$4,544,191	0.3%	JPMCC 2006-LDP7
Gateway Commons	GSMC	Chapel Hill	NC	Retail	$4,493,988	0.3%	JPMCC 2003-CB6
Southside Commons	GSMC	Florence	SC	Retail	$4,248,813	0.3%	GSMS 2006-GG6
Elmer and Bellefonte Street Apartments	GSMC	Pittsburgh	PA	Multifamily	$3,955,000	0.3%	MSC 2006-HQ8
White Horse Commons	GSMC	Greenville	SC	Retail	$3,820,194	0.3%	WBCMT 2006-C23
Hillview Plaza	GSMC	Greer	SC	Retail	$3,752,941	0.3%	GMACC 2003-C2
311 Sinclair Road	GSMC	Bristol	PA	Industrial	$3,664,198	0.3%	GMACC 2003-C1
Wightman Street Apartments	GSMC	Pittsburgh	PA	Multifamily	$3,519,000	0.3%	MSC 2006-HQ8
Hide-A-Way Self Storage	CGMRC	Tomball	TX	Self Storage	$2,896,405	0.2%	CSFB 2003-C3
1100 Wheeler Way	GSMC	Langhorne	PA	Industrial	$2,765,432	0.2%	GMACC 2003-C1
Walgreens - Holly Hills, FL	CGMRC	Holly Hill	FL	Retail	$2,700,000	0.2%	WBCMT 2002-C2
Sundowner MHP	SMF I	Apache Junction	AZ	Manufactured Housing	$2,325,000	0.2%	JPMCC 2003-LN1

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	7	$460,605,448	34.5%	2.11	x	57.0%	10.3%
CBD	2	250,000,000	18.7	2.05	x	52.6%	9.2%
General Suburban	5	210,605,448	15.8	2.19	x	62.2%	11.7%
Retail	18	$375,184,169	28.1%	1.81	x	67.6%	10.3%
Super-Regional Mall	2	253,650,678	19.0	1.93	x	65.9%	10.3%
Anchored	7	84,667,303	6.3	1.49	x	70.8%	10.2%
Shadow Anchored	6	25,950,998	1.9	1.82	x	73.3%	11.3%
Single Tenant Retail	2	5,971,949	0.4	1.31	x	70.8%	9.0%
Unanchored	1	4,943,241	0.4	1.51	x	69.6%	9.3%
Multifamily	39	$218,550,330	16.4%	1.56	x	72.0%	10.2%
Garden	34	144,723,080	10.8	1.58	x	70.8%	10.4%
Mid-Rise	2	57,000,000	4.3	1.57	x	75.0%	9.9%
Conventional	2	9,575,250	0.7	1.35	x	72.4%	8.9%
Student Housing	1	7,252,000	0.5	1.39	x	70.8%	9.4%
Hospitality	3	$111,955,214	8.4%	1.88	x	68.3%	12.3%
Full Service	2	102,967,911	7.7	1.85	x	68.2%	12.1%
Limited Service	1	8,987,303	0.7	2.20	x	69.7%	14.2%
Mixed Use	6	$62,044,191	4.7%	1.50	x	67.8%	9.1%
Retail / Office	3	29,500,000	2.2	1.41	x	68.0%	9.5%
Multifamily / Retail	1	16,000,000	1.2	1.78	x	60.6%	7.7%
Office / Retail / Multifamily	1	12,000,000	0.9	1.27	x	75.0%	9.2%
Multifamily / Office	1	4,544,191	0.3	1.66	x	73.3%	11.1%
Self Storage	17	$48,410,360	3.6%	1.81	x	64.3%	11.4%
Manufactured Housing	4	$34,788,828	2.6%	1.72	x	63.4%	10.9%
Industrial	4	$22,400,000	1.7%	1.23	x	69.1%	9.8%
Total / Wtd. Avg.	98	$1,333,938,541	100.0%	1.85	x	64.5%	10.5%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	6	$367,500,000	27.5%	$932,000,000	38.2%	$50,225,434	31.8%
Kentucky	2	157,340,875	11.8	294,000,000	12.1	19,727,993	12.5
Texas	10	130,725,190	9.8	186,470,000	7.6	14,180,744	9.0
Minnesota	1	106,809,804	8.0	165,000,000	6.8	11,239,054	7.1
Virginia	1	100,000,000	7.5	167,000,000	6.8	11,195,448	7.1
Illinois	21	57,394,212	4.3	87,440,000	3.6	6,254,494	4.0
Michigan	6	45,330,397	3.4	65,700,000	2.7	4,969,871	3.2
Pennsylvania	8	43,182,250	3.2	61,325,000	2.5	4,056,090	2.6
North Carolina	7	42,898,060	3.2	61,925,000	2.5	4,941,478	3.1
Louisiana	5	42,653,180	3.2	58,900,000	2.4	4,155,082	2.6
Ohio	2	40,988,828	3.1	49,900,000	2.0	4,289,670	2.7
Arizona	3	39,300,000	2.9	76,200,000	3.1	4,896,728	3.1
Oregon	1	22,967,911	1.7	38,100,000	1.6	3,054,287	1.9
Vermont	1	22,393,448	1.7	29,900,000	1.2	2,620,690	1.7
California	2	22,300,000	1.7	31,930,000	1.3	2,322,418	1.5
Tennessee	5	19,177,770	1.4	26,530,000	1.1	2,095,981	1.3
Idaho	1	17,800,000	1.3	24,600,000	1.0	1,489,336	0.9
Florida	5	14,115,410	1.1	22,850,000	0.9	1,746,468	1.1
Nevada	4	13,186,711	1.0	21,280,000	0.9	1,294,149	0.8
South Carolina	3	11,821,948	0.9	15,775,000	0.6	1,301,483	0.8
Georgia	1	5,097,341	0.4	6,825,000	0.3	536,905	0.3
Wisconsin	1	4,083,257	0.3	5,800,000	0.2	439,318	0.3
Oklahoma	1	3,600,000	0.3	4,800,000	0.2	417,284	0.3
Maryland	1	3,271,949	0.2	4,800,000	0.2	311,924	0.2
Total	98	$1,333,938,541	100.0%	$2,439,050,000	100.0%	$157,762,329	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values with respect to pari passu companion loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance	Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2,191,608 - 3,000,000	8	$20,861,655	1.6%	46.1 - 50.0	4	$39,131,799	2.9%
3,000,001 - 5,000,000	14	56,926,976	4.3	50.1 - 55.0	5	260,505,640	19.5
5,000,001 – 10,000,000	16	119,554,840	9.0	55.1 - 60.0	3	123,786,711	9.3
10,000,001 - 15,000,000	10	126,982,527	9.5	60.1 - 65.0	7	189,851,223	14.2
15,000,001 - 20,000,000	5	88,926,471	6.7	65.1 - 70.0	12	291,728,077	21.9
20,000,001 - 30,000,000	6	146,723,395	11.0	70.1 - 78.0	36	428,935,090	32.2
30,000,001 - 50,000,000	1	35,000,000	2.6	Total	67	$1,333,938,541	100.0%
50,000,001 - 100,000,000	4	335,312,000	25.1	(1) See footnotes (1), (3), (4) and (5) to the table entitled “Mortgage Pool
100,000,001 - 150,000,000	3	403,650,678	30.3	Characteristics” above.
Total	67	$1,333,938,541	100.0%
				Distribution of Maturity Date LTV Ratios(1)
Distribution of Underwritten DSCRs(1)							% of
			% of		Number of		Initial
	Number of		Initial	Range of Maturity	Mortgage		Pool
	Mortgage	Cut-off Date	Pool	Date LTV (%)	Loans	Cut-off Date Balance	Balance
Range of UW DSCR (x)	Loans	Balance	Balance	33.2 - 35.0	1	$2,440,654	0.2%
1.22 - 1.40	15	$160,832,540	12.1%	35.1 - 40.0	3	8,882,753	0.7
1.41 - 1.50	9	89,331,855	6.7	40.1 - 45.0	4	20,591,970	1.5
1.51 - 1.60	7	138,255,780	10.4	45.1 - 50.0	6	95,528,687	7.2
1.61 - 1.70	6	65,416,275	4.9	50.1 - 55.0	13	618,191,040	46.3
1.71 - 1.80	11	282,793,331	21.2	55.1 - 60.0	22	369,174,681	27.7
1.81 - 1.90	4	134,489,723	10.1	60.1 - 65.0	16	151,816,755	11.4
1.91 - 2.00	5	171,246,134	12.8	65.1 - 69.3	2	67,312,000	5.0
2.01 - 2.50	8	206,260,903	15.5	Total	67	$1,333,938,541	100.0%
2.51 - 3.39	2	85,312,000	6.4	(1) Maturity Date LTV Ratio is calculated on the basis of the “as stabilized”
Total	67	$1,333,938,541	100.0%	appraised value for 10 of the mortgage loans. See footnotes (1), (4) and
(1) See footnotes (1), (4) and (7) to the table entitled “Mortgage Pool				(6) to the table entitled “Mortgage Pool Characteristics” above.
Characteristics” above.
				Distribution of Loan Purpose
Distribution of Amortization Types(1)							% of
			% of		Number of		Initial
	Number of		Initial		Mortgage		Pool
	Mortgage	Cut-off Date	Pool	Loan Purpose	Loans	Cut-off Date Balance	Balance
Amortization Type	Loans	Balance	Balance	Refinance	51	$1,045,687,787	78.4%
Amortizing (30 Years)	43	$592,514,479	44.4%	Acquisition	13	248,284,805	18.6
Amortizing (25 Years)	9	54,071,187	4.1	Recapitalization	3	39,965,948	3.0
Interest Only	5	351,312,000	26.3	Total	67	$1,333,938,541	100.0%
Interest Only, Then
Amortizing(2)	10	336,040,875	25.2	Distribution of Mortgage Interest Rates
Total	67	$1,333,938,541	100.0%				% of
(1) All of the mortgage loans will have balloon payments at maturity date.					Number of		Initial
(2) Original partial interest only periods range from 24 to 60 months.				Range of Mortgage	Mortgage		Pool
				Interest Rates (%)	Loans	Cut-off Date Balance	Balance
Distribution of Lockboxes				2.720 - 3.250	2	$253,650,678	19.0%
			% of	3.251 - 3.750	2	85,312,000	6.4
	Number of		Initial	3.751 - 4.250	18	350,700,130	26.3
	Mortgage	Cut-off Date	Pool	4.251 - 4.500	15	284,566,562	21.3
Lockbox Type	Loans	Balance	Balance	4.501 - 4.750	17	151,443,266	11.4
Hard	19	$885,130,250	66.4%	4.751 - 5.000	4	30,648,405	2.3
Springing	30	264,078,137	19.8	5.001 - 5.250	7	74,417,500	5.6
None	14	147,432,085	11.1	5.251 - 5.544	2	103,200,000	7.7
Soft	3	34,098,068	2.6	Total	67	$1,333,938,541	100.0%
Soft Springing	1	3,200,000	0.2
Total	67	$1,333,938,541	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
			% of				% of
Range of	Number of		Initial	Range of Original	Number of		Initial
Debt Yields on	Mortgage		Pool	Amortization	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance	Terms (months)	Loans	Cut-off Date Balance	Balance
7.7 - 8.0	1	$16,000,000	1.2%	Interest Only	5	$351,312,000	26.3%
8.1 - 9.0	10	190,627,556	14.3	300	9	54,071,187	4.1
9.1 - 10.0	17	321,186,792	24.1	360	53	928,555,354	69.6
10.1 - 11.0	9	322,027,951	24.1	Total	67	$1,333,938,541	100.0%
11.1 - 12.0	14	343,475,389	25.7	(1) All of the mortgage loans will have balloon payments at maturity.
12.1 - 13.0	8	54,359,950	4.1
13.1 - 15.5	8	86,260,903	6.5	Distribution of Remaining Amortization Terms(1)
Total	67	$1,333,938,541	100.0%	Range of			% of
(1) See footnote (1), (4), (5) and (8) to the table entitled “Mortgage Pool Characteristics” above.				Remaining	Number of		Initial
				Amortization	Mortgage		Pool
				Terms (months)	Loans	Cut-off Date Balance	Balance
Distribution of Debt Yield on Underwritten NCF(1)				Interest Only	5	$351,312,000	26.3%
			% of	297 - 300	9	54,071,187	4.1
Range of	Number of		Initial	301 - 360	53	928,555,354	69.6
Debt Yields on	Mortgage		Pool	Total	67	$1,333,938,541	100.0%
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance	(1) All of the mortgage loans will have balloon payments at maturity.
7.6 - 8.0	4	$52,755,000	4.0%
8.1 - 9.0	19	289,285,137	21.7	Distribution of Prepayment Provisions
9.1 - 10.0	12	488,172,051	36.6				% of
10.1 - 11.0	18	383,648,013	28.8		Number of		Initial
11.1 - 12.0	5	31,526,211	2.4	Prepayment	Mortgage		Pool
12.1 - 14.0	7	83,919,868	6.3	Provision	Loans	Cut-off Date Balance	Balance
14.1 - 15.1	2	4,632,262	0.3	Defeasance	61	$1,084,052,526	81.3%
Total	67	$1,333,938,541	100.0%	Yield Maintenance
(1) See footnote (1), (4), (5) and (8) to the table entitled “Mortgage Pool Characteristics” above.				or Defeasance	2	205,312,000	15.4
				Yield Maintenance	4	44,574,015	3.3
				Total	67	$1,333,938,541	100.0%
Mortgage Loans with Original Partial Interest Only Periods
Range of Original			% of	Distribution of Escrow Types
Partial Interest	Number of		Initial				% of
Only Period	Mortgage		Pool		Number of		Initial
(months)	Loans	Cut-off Date Balance	Balance		Mortgage		Pool
24	8	$174,200,000	13.1%	Escrow Type	Loans	Cut-off Date Balance	Balance
36	1	$146,840,875	11.0%	Replacement
60	1	$15,000,000	1.1%	Reserves(1)	63	$900,287,863	67.5%
				Real Estate Tax	61	$894,315,914	67.0%
Distribution of Original Terms to Maturity				Insurance	57	$661,490,521	49.6%
			% of	TI/LC(2)	23	$480,611,181	52.2%
Range of Original	Number of		Initial	(1) Includes mortgage loans with FF&E reserves.
Term to Maturity	Mortgage		Pool	(2) Percentage of total retail, mixed use, industrial and office properties only.
(months)	Loans	Cut-off Date Balance	Balance
60	2	$67,312,000	5.0%
61 - 121	65	1,266,626,541	95.0
Total	67	$1,333,938,541	100.0%

Distribution of Remaining Terms to Maturity
			% of
Range of	Number of		Initial
Remaining Terms to	Mortgage		Pool
Maturity (months)	Loans	Cut-off Date Balance	Balance
57 - 60	2	$67,312,000	5.0%
61 - 120	65	1,266,626,541	95.0
Total	67	$1,333,938,541	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-5, A-AB, X-A, X-B and X-C certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B and Class X-C certificates, pro rata, in each case in accordance with their respective interest entitlements.
2.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance for the related Distribution Date set forth in Annex F to the Free Writing Prospectus, all funds allocable to principal attributable to all mortgage loans, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-5 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above, and then (vii) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-5 in clause (vi) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).
3.   Class A-1, A-2, A-3, A-4, A-5 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.
4.   Class A-S and Class PEZ certificates:  (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.
5.   Class B and Class PEZ certificates:  (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B  trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.   Class C and Class PEZ certificates:  (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.   Class D certificates:  (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, A-2, A-3, A-4, A-5, A-AB, D, E, F and G certificates (collectively with the Class A-S, Class B and Class C certificates, the “Sequential Pay Certificates”) and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class on such Distribution Date. Any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero:  first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the Class E certificates resulting from allocations of losses realized on the mortgage loans.  The notional amount of the Class X-C certificates will be reduced to reflect reductions in the Class F and Class G certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed to the Class A 1, Class A 2, Class A 3, Class A-4, Class A-5, Class A-AB and Class D certificates, the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component) and the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) in an amount that is, with respect to each such class of certificates (exclusive of the Exchangeable Certificates) or trust component, equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (exclusive of the Class X, Class E, Class F, Class G and Exchangeable Certificates) and trust components on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the aggregate amount of such yield maintenance charges.  Any remaining yield maintenance charges collected on any mortgage loan with respect to such Distribution Date will be distributed to the holders of the Class X-A certificates.  If there is more than one class of certificates (exclusive of the Exchangeable Certificates) or trust component (and thus the Exchangeable Certificates) entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are allocable to such classes or trust components, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates and/or trust components up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction shall equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-B, Class X-C, Class E, Class F, Class G or Class R certificates.  Instead, after the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-A certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (which is a mortgage loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan.  As a result of calculating an appraisal reduction for a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates and/or trust component then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B and Class X-C certificates).  A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the certificate principal amounts or notional amount, as applicable, of the Class A-1, A-2, A-3, A-4, A-5, A-AB, A-S, X-A, B, PEZ, C and D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (including the Class X-B and Class X-C certificates but excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the voting rights of the controlling class.  The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  At any time when the Class E certificates is the controlling class, the majority Controlling Class Representative may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that Raith Capital Management, LLC will be the initial controlling class holder and is expected to appoint itself or one of its affiliates to be the initial Controlling Class Representative.

Control/Consultation Rights
The Controlling Class Representative will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) until no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate amount of that class of certificates (a “Control Termination Event”).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights (continued)
So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan or whole loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan or whole loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until such time no Class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater 25% of the initial certificate principal amount of that class of certificates (a “Consultation Termination Event”), all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and companion loan holders, as a collective whole, as if those certificateholders constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.

If at any time that Raith Capital Management, LLC, or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate registrar has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate registrar receives either such notice.

Whole Loans
The 11 West 42nd Street mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $150,000,000 and represents approximately 11.2% of the Initial Pool Balance, and has a related companion loan, which will be initially retained by Goldman Sachs Mortgage Company and is expected to be contributed to a future securitization transaction, with an outstanding principal balance as of the Cut-off Date of $150,000,000.

The Mall St. Matthews mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $146,840,875 and represents approximately 11.0% of the Initial Pool Balance, and has a related companion loan, which will be initially retained by Goldman Sachs Mortgage Company and is expected to be contributed to a future securitization transaction, with an outstanding principal balance as of the Cut-off Date of $39,821,254.

In connection with each of these whole loans, a co-lender agreement was executed between the holder of the mortgage loan and the holder of the companion loan that governs the relative rights and obligations of such holders.  Each co-lender agreement provides, among other things, that (i) the related whole loan will be serviced under the 2013-GC13 pooling and servicing agreement, (ii) the trustee as holder of the mortgage loan (acting through the Controlling Class Representative unless a Control Termination Event exists) is the directing holder with the right to advise and direct the special servicer with respect to material servicing actions and replace the special servicer, and (iii) the holders of the related companion loans will have certain consultation rights (but not consent rights) with respect to certain material decisions as to which the Controlling Class Representative has or would have had consent or consultation rights (regardless of the occurrence of a Control Termination Event or a Consultation Termination Event).  See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the whole loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Standard
In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the holders of a the pari passu companion loans (as a collective whole as if such certificateholders and pari passu companion loan holders constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

—   for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the note rate and (iii) the yield on the most recently issued 10-year US treasuries; and

—   for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer may be replaced at any time by the Controlling Class Representative.

With respect to the pool of mortgage loans and the whole loans, after the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates)(considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) may request a vote to replace the special servicer.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates), or (b) more than 50% of the voting rights of each class of certificates (other than Class R and Class X certificates)(but only such classes of certificates that, in each case, have an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class, minus all payments of principal made on such class of certificates)(and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose, vote affirmatively to so replace).

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of certificates (other than Class R and Class X certificates)(but only such classes of certificates that have, in each such case, an outstanding certificate principal amount, as notionally reduced by any appraisal reductions allocated to such class, equal to or greater than 25% of the initial certificate principal amount of such class of certificates, minus all payments of principal made on such class of certificates)(and considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose, vote affirmatively to so replace).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Within any given 12 month period, all such excess modification fees (after the offset described below) with respect to any mortgage loan will be capped at 1% of the outstanding principal balance of such mortgage loan, subject to a minimum fee of $25,000. All such modification fees received by the special servicer as compensation on the related mortgage loan (together with any other modification fee earned on that mortgage loan for a prior modification done within 18 months) will offset future workout and liquidation fees earned on that mortgage loan as further described in the Free Writing Prospectus.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan).  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) such lower rate as would result in a liquidation fee of $1,000,000 for each specially serviced mortgage loan and REO property, subject to a minimum liquidation fee of $25,000.  For any corrected mortgage loan, workout fees will be calculated at the lesser of (a) 1.0% or (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date).

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default. In addition, the application of penalty charges allocable to a companion loan will be subject to the terms of the related co-lender agreement.

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:

— all special notices delivered

— summaries of final asset status reports

— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates

— an “Investor Q&A Forum” and

— a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 6 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates)(considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reductions allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Moody’s, Fitch and KBRA that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  In determining rental revenue for multifamily rental, manufactured housing community and self-storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and in certain cases contractual rent increases generally within 13 months (and 21 months in the case of one of the mortgage loans) past the Cut-off Date, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees.  In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

11 WEST 42ND STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

11 West 42nd Street
11 West 42nd Street
New York, NY 10036
ROCKEFELLER CENTER
DIAMOND ROW
THEATER DISTRICT
TIMES SQUARE
BRYANT PARK
GRAND CENTRAL TERMINAL
MIDTOWN SOUTH
KOREA TOWN
W 42ND STREET
E 42ND STREET
W 34TH STREET
E 34TH STREET
FIFTH AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
SEVENTH AVENUE
EIGHTH AVENUE
MADISON AVENUE
PARK AVENUE SOUTH
LEXINGTON AVENUE
BROADWAY
MADISON SQUARE GARDEN
PENN STATION
West New York
Union City
Hoboken
Jersey City
MANHATTAN
New York
QUEENS
BROOKLYN
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

Floor	Tenants
32	Valentino U.S.A., Inc 2,027 SF 12/31/26
31	Valentino U.S.A., Inc 2,618 SF 12/31/26
30	KS Management Corp. 3,242 SF 2/28/14; Easter Seals of New York 2,688 SF 2/28/14; Career Partners, Inc. 4,716 SF 5/31/18
29	Michael Kors (USA), Inc. 10,735 SF 3/31/25
28	The Robert Allen Group, Inc. 10,466 SF 7/31/16
27	National Academy of Recording Arts 10,745 SF 3/31/18
26	Valentino U.S.A., Inc 23,358 SF 12/31/26
25	Oscar De La Renta LLC 26,589 SF 1/31/27
24	HSBC Bank USA, National Association 15,347 SF 12/31/21; Oscar De La Renta LLC 10,447 SF 1/31/27; Vacant 967 SF
23	Michael Kors (USA), Inc. 28,477 SF 3/31/25
22	The Robert Allen Group, Inc. 28,644 SF 7/31/16
21	Michael Kors (USA), Inc. 30,343 SF 3/31/25
20	Michael Kors (USA), Inc. 31,198 SF 3/31/25
19	Wellpoint Holding Corp. 372 SF 12/31/15; National Public Radio 13,218 SF 1/31/22; Tishman Speyer Properties 5,354 SF 8/31/19; Japan National Tourism 5,855 SF 11/30/14; Michael Kors (USA), Inc. 1,482 SF 3/31/25; Michael Kors (USA), Inc. 8,295 SF 3/31/25
18	Wellpoint Holding Corp. 33,823 SF 12/31/15
17	Wellpoint Holding Corp. 35,800 SF 12/31/15
16	Wellpoint Holding Corp. 35,806 SF 12/31/15
15	Vacant 13,653 SF; Springer Publishing Co. 11,577 SF 10/31/22; ICAP Securities USA LLC 8,484 SF 2/28/21; Springer Publishing Co. 2,902 SF 10/31/22
14	ELIE Tahari Ltd 37,536 SF 7/31/27
13	CIT Group Inc. 36,502 SF 10/31/21
12	CIT Group Inc. 37,198 SF 10/31/21
11	CIT Group Inc. 37,261 SF 10/31/21
10	New York University 37,198 SF 9/30/21
9	HSBC Bank USA, National Association 38,483 SF 12/31/21
8	Kohn Pedersen Fox Associates, P.C. 5,230 SF 4/30/25; Traiana, Inc. 21,500 SF 2/28/21; Christie's Inc. 9,904 SF 9/30/16; Property Management Office 1,804 SF 9/30/19
7	CIT Group Inc. 37,656 SF 10/31/21
6	Kohn Pedersen Fox Associates, P.C. 38,702 SF 4/30/25
5	New York University 37,808 SF 9/30/21
4	New York University 37,691 SF 9/30/21
3	HSBC Bank USA, National Association 23,951 SF 12/31/21; The Frankel Group, Inc. 14,526 SF 10/31/15
2	Tishman Speyer Properties 30,455 SF 8/31/19; Tishman Speyer Properties 6,119 SF 8/31/19; Tishman Speyer Properties 1,932 SF 8/31/19
G	Pret A Manger 3,280 SF 1/31/18; C.W. Watch Repair, Inc. 895 SF 4/30/18; Banco Do Brasil S.A. 5,780 SF 8/31/23; Manufactures & Traders Trust 5,506 SF 6/30/28; Le Mirage Cafe Corporation 684 SF 6/30/18; Schurman Fine Papers, Inc. 1,558 SF 1/31/17
G	Le Mirage Cafe Corporation 667 SF 6/30/18; Le Mirage Cafe Corporation 1,732 SF 6/30/18; Hat World, Inc. 1,763 SF 7/31/19; Allen Edmonds Shoe Corporation 1,900 SF 9/30/22; Chop't Creative Salad Company 1,800 SF 3/31/26; NNP Newsstand LLC 260 SF 2/28/19

Vacant | 2013 | 2014 | 2015 | 2016 | 2017+

** Stacking Plan does not include subleased space.*

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(1)		$150,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$317.90
Size (SF)	943,701	Percentage of Initial Pool Balance		11.2%
Total Occupancy as of 4/10/2013	98.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/10/2013	98.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1927 / 1978	Mortgage Rate		4.0530%
Appraised Value	$570,000,000	Original Term to Maturity (Months)		119
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)	119
Underwritten Revenues	$51,058,987
Underwritten Expenses	$21,765,482	Escrows(3)
Underwritten Net Operating Income (NOI)	$29,293,505		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$27,212,285	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	52.6%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	52.6%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.38x / 2.21x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.8% / 9.1%	Other(4)	$3,398,719	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$300,000,000	100.0%	Loan Payoff	$202,332,695	67.4%
			Principal Equity Distribution	88,586,389	29.5
			Closing Costs	5,682,197	1.9
			Reserves	3,398,719	1.1
Total Sources	$300,000,000	100.0%	Total Uses	$300,000,000	100.0%

(1)
The Cut-off Date Principal Balance of $150,000,000 represents the note A-1 of a $300,000,000 whole loan evidenced by two pari passu notes.  The companion loan is the note A-2 with a principal balance of $150,000,000 as of the Cut-off Date and is held outside the issuing entity.

(2)	Calculated based on the entire 11 West 42nd Street Whole Loan.
(3)	See “—Escrows” below.
(4)	Other reserves represent a deferred maintenance reserve ($52,500) and an unfunded obligations reserve ($3,346,219). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “11 West 42nd Street Loan”) is part of a whole loan structure (the “11 West 42nd Street Whole Loan”) comprised of two pari passu notes that are together secured by a first mortgage encumbering an office building located in New York, New York (the “11 West 42nd Street Property”). The 11 West 42nd Street Loan (evidenced by a note A-1), which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $150,000,000 and represents approximately 11.2% of the Initial Pool Balance, and the related companion loan (the “11 West 42nd Street Companion Loan”) (evidenced by note A-2), which will be initially retained by Goldman Sachs Mortgage Company and is expected to be contributed to a future securitization transaction, has an outstanding principal balance as of the Cut-off Date of $150,000,000. The 11 West 42nd Street Whole Loan was originated by Goldman Sachs Mortgage Company on June 18, 2013.  The 11 West 42nd Street Whole Loan has an original principal balance of $300,000,000 and each note has an interest rate of 4.0530% per annum. The borrower utilized the proceeds of the 11 West 42nd Street Whole Loan to refinance existing debt on the 11 West 42nd Street Property. The 11 West 42nd Street Whole Loan will be serviced under the 2013-GC13 pooling and servicing agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the 11 West 42nd Street Loan and the 11 West 42nd Street Companion Loan.

The 11 West 42nd Street Loan had an initial term of 119 months and has a remaining term of 119 months.  The 11 West 42nd Street Loan requires payments of interest only during the term of the loan.  The scheduled maturity date is the due date in June 2023.  Voluntary prepayment of the 11 West 42nd Street Whole Loan is prohibited except (a) from and including June 18, 2014 to but excluding the first day on which the 11 West 42nd Street Whole Loan is permitted to be defeased (provided that such prepayment must be accompanied by a yield maintenance premium, and if such prepayment is not made on a due date, the amount of interest that would have accrued on the amount prepaid had the 11 West 42nd Street Loan remained outstanding through the end of the interest accrual period in which such prepayment occurs) and (b) on or after  March 6, 2023. Defeasance of the entire 11 West 42nd Street Whole Loan (which will be applied pro rata to note A-1 and note A-2) with the direct

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

non-callable obligations of the United States of America is permitted at any time on the first due date following the earlier to occur of (i) June 18, 2016 and (ii) the second anniversary of the date on which the 11 West 42nd Street Whole Loan has been securitized.

■
The Mortgaged Property.  The 11 West 42nd Street Property is a 33 story office building containing approximately 943,701 SF of gross rentable area. The 11 West 42nd Street Property is in the Grand Central submarket of New York City.  The 11 West 42nd Street Property was constructed in 1927 and renovated in 1978.  Tenants at the 11 West 42nd Street Property include Wellpoint Holding Corp., CIT Group Inc., Michael Kors (USA), Inc, New York University, and HSBC Bank USA, National Association, although no tenant accounts for more than 14.6% of the total rent. As of April 10, 2013 the Total Occupancy and Owned Occupancy were both 98.4%.

The following table presents certain information relating to the tenants at the 11 West 42nd Street Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
CIT Group Inc.	NR / Ba3 / BB-	150,760	16.0%	$6,431,571	13.9%	$42.66	10/31/2021	2, 5-year options
Wellpoint Holding Corp.(2)	BBB+ / Baa2 / A-	105,801	11.2	6,231,331	13.5	58.90	12/31/2015	1, 5-year option
Michael Kors (USA), Inc(3)(4)	NR / NR / NR	112,613	11.9	5,608,457	12.1	50.74	3/31/2025	1, 10-year option
New York University	NR / NR / NR	112,697	11.9	4,395,183	9.5	39.00	9/30/2021	1, 5-year option
HSBC Bank USA, National Association	AA- / A1 / AA-	77,781	8.2	3,164,780	6.8	40.69	12/31/2021	2, 5-year options
Kohn Pedersen Fox Associates(5)	NR / NR / NR	43,932	4.7	2,642,248	5.7	60.14	4/30/2025	1, 5-year option
Valentino U.S.A., Inc	NR / NR / NR	28,430	3.0	1,996,644	4.3	70.23	12/31/2026	1, 5-year option
The Robert Allen Group, Inc.(4)	NR / NR / NR	39,110	4.1	1,890,500	4.1	48.34	7/31/2016	1, 5-year option
Tishman Speyer Properties, L.P.	NR / NR / NR	44,869	4.8	1,869,421	4.0	41.66	8/31/2019	2, 5-year options
Oscar De La Renta LLC	NR / NR / NR	37,036	3.9	1,666,620	3.6	45.00	1/31/2027	1, 5-year option
Ten Largest Tenants		753,029	79.8%	$35,896,755	77.6%	$47.67
Remaining Tenants		175,611	18.6	10,351,625	22.4	58.95
Vacant		15,061	1.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		943,701	100.0%	$46,248,379	100.0%	$49.80

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Wellpoint Holding Corp. subleases the majority of its space to TV Guide (83,590 SF) and Kohn Pedersen Fox Associates (21,839 SF). Kohn Pedersen Fox Associates has executed a direct lease for the 21,839 SF of space which will commence in January 2016 after the expiration of the current Wellpoint Holding Corp. lease. We cannot assure you that Kohn Pedersen Fox Associates will remain in occupancy of this space as expected or at all.

(3)	Michael Kors (USA), Inc’s space includes 2,083 SF of storage space. Base rent per SF is calculated without regard to the storage space.
(4)
Michael Kors (USA), Inc is expected to take over 10,466 SF of space currently occupied by The Robert Allen Group, Inc. in August 2016. We cannot assure you that Michael Kors (USA), Inc will take over additional space as expected or at all.

(5)
Kohn Pedersen Fox Associates subleases 21,839 SF of space from Wellpoint Holding Corp. and has executed a direct lease for this space which will commence in January 2016 after the expiration of the current Wellpoint Holding Corp. lease. We cannot assure you that Kohn Pedersen Fox Associates will remain in occupancy of this space as expected or at all.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

The following table presents general descriptions and renewal options of the major tenants at the 11 West 42nd Street Property:

Tenant Name	Description	Renewal / Extension Options
CIT Group Inc.
CIT Group (“CIT”) (NYSE: CIT), founded in 1908, is a bank holding company headquartered in New York, NY with more than $44 billion in finance and leasing assets. As a member of the Fortune 500, CIT provides financing and leasing capital to its more than one million small business and middle market clients and their customers across more than 30 industries, including transportation, particularly aerospace and rail, manufacturing and retail in approximately 20 countries. CIT also operates its subsidiary, CIT Bank, which offers a suite of online savings options designed to help customers achieve a range of financial goals.
2, 5-year options

Wellpoint Holding Corp.
WellPoint, Inc. (NYSE: WLP), the largest managed health care company in the Blue Cross and Blue Shield Association, has 34 million people in its branded health plans and serves more than 65 million people through its subsidiaries. The company offers various network-based managed care plans to large and small employers, individuals and Medicaid customers. WellPoint also provides various managed care services and wellness programs to self-funded customers and offers products and services such as life and disability insurance benefits and long-term care insurance.
1, 5-year option

Michael Kors (USA), Inc
Michael Kors Holdings Limited (NYSE: KORS) is a designer, marketer, distributor and retailer of men’s and women’s apparel and accessories. The company operates its business in three segments: retail, wholesale and licensing. As of late 2011, Michael Kors’ retail segment included 169 North American retail stores (including concessions) and 34 stores internationally in Europe and Japan. Additionally, the company licenses its trademarks on its products, such as fragrances, cosmetics, eyewear, leather goods, jewelry, coats, footwear, men’s suits, and ties.
1, 10-year option

New York University
New York University (“NYU”) is a private academic institution that was founded in 1831. The school has a total enrollment of more than 40,000 students attending 18 schools and colleges at five major centers in Manhattan and at satellite campuses throughout the world. With a full time faculty of over 3,100 members, it offers more than 2,500 courses and awards more than 25 individual degrees. The geographic center of NYU is its Washington Square campus located in the heart of Greenwich Village.
1, 5-year option

HSBC Bank USA, National Association
HSBC Bank USA, National Association (“HSBC”) is the American subsidiary of UK-based HSBC Holdings plc. It serves 3.8 million customers through its personal financial services, commercial banking, private banking, asset management and global banking and markets segments. It operates more than 465 bank branches throughout the United States. HSBC Holdings plc (NYSE: HBC), the parent company of the HSBC Group, has total assets of $2.56 trillion. It was founded in 1865 and is headquartered in London.
2, 5-year options

Kohn Pedersen Fox Associates
Kohn Pedersen Fox Associates (“KPF”) is one of the world’s pre-eminent architecture firms, providing architecture, interior, programming and master planning services for clients in both the public and private sectors. Operating as one firm with six global offices, KPF is led by 23 Principals and 19 Directors. KPF’s diverse portfolio, which features over 70 projects certified or pursuing green building certification, comprises corporate, hospitality, residential, academic, civic, transportation, and mixed-use projects located in more than 35 countries.
1, 5-year option

Valentino U.S.A., Inc
Valentino U.S.A. Inc. operates men’s and boy’s clothing stores. The company’s headquarters is located in New York, NY. The parent company, Valentino SpA was founded in 1959 and is headquartered in Milan, Italy.
1, 5-year option

The Robert Allen Group, Inc.
The Robert Allen Group, Inc. designs and markets fabrics, trims and furnishings. The company provides linens, duvet covers, bed sheets, pillows and drapery hardware. The company distributes its product through retailers in the United States, Canada and the United Kingdom.
1, 5-year option

Tishman Speyer Properties, L.P.
Tishman Speyer Properties L.P. is an international owner and builder of real estate. The company specializes in high rise office buildings in major urban areas. Tishman Speyer Properties creates mixed-use, retail, residential, and entertainment centers, and mid to low rise office buildings. The company also provides master planning services for large scale developments.
2, 5-year options

Oscar De La Renta LLC
Oscar De La Renta, LLC was founded in 1965 and is based in New York, NY. The company’s line of business includes the manufacturing of women’s, misses’, and juniors’ dresses. The company offers its products online and through stores located in New York; Los Angeles; Miami; and Athens, Greece.
1, 5-year option

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

The following table presents the lease rollover schedule at the 11 West 42nd Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	330	0.0%	0.0%	$11,550	0.0%	$35.00	1
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	11,785	1.2	1.3%	619,551	1.3	52.57	4
2015	120,327	12.8	14.0%	6,770,059	14.6	56.26	5
2016	49,441	5.2	19.3%	2,294,118	5.0	46.40	6
2017	1,558	0.2	19.4%	311,055	0.7	199.65	1
2018	22,719	2.4	21.8%	1,783,045	3.9	78.48	7
2019	48,816	5.2	27.0%	2,156,170	4.7	44.17	9
2020	0	0.0	27.0%	0	0.0	0.00	0
2021	371,222	39.3	66.4%	15,271,202	33.0	41.14	13
2022	29,597	3.1	69.5%	1,285,968	2.8	43.45	5
2023	5,780	0.6	70.1%	966,227	2.1	167.17	1
2024 & Thereafter	267,065	28.3	98.4%	14,779,434	32.0	55.34	20
Vacant	15,061	1.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	943,701	100.0%		$46,248,379	100.0%	$49.80	72

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 11 West 42nd Street Property:

Historical Leased %(1)
	2008	2009	2010	2011	2012
Owned Space	98.9%	95.5%	86.8%	99.6%	99.6%

(1)	As provided by the borrower and reflects year-end occupancy for the year.

The following table presents certain information relating to historical rent at the 11 West 42nd Street Property:

Historical Average Base Rent per SF(1)
	2010	2011	2012
Average Annual Base Rent per SF	$44.47	$40.79	$47.09

(1)	As provided by the borrower and reflects average annual base rent per SF for occupied spaces.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 11 West 42nd Street Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 03/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$34,480,590	$36,805,848	$41,596,961	$42,182,923	$46,446,770	$49.22
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	816,092	0.86
Total Rent	$34,480,590	$36,805,848	$41,596,961	$42,182,923	$47,262,862	$50.08
Total Reimbursables	6,636,236	7,231,780	6,393,409	6,114,910	6,309,035	6.69
Other Income	27,765	78,459	40,030	16,639	5,000	0.01
Less Vacancy & Credit Loss	(1,684)	0	0	0	(2,517,910)	(2.67)
Effective Gross Income	$41,146,275	$44,116,087	$48,030,400	$48,314,472	$51,058,987	$54.11

Total Operating Expenses	$19,851,004	$19,344,705	$21,202,047	$21,385,536	$21,765,482	$23.06

Net Operating Income	$21,295,271	$24,771,382	$26,828,353	$26,928,936	$29,293,505	$31.04
TI/LC	0	0	0	0	1,796,214	1.90
Capital Expenditures	0	0	0	0	285,007	0.30
Net Cash Flow	$21,295,271	$24,771,382	$26,828,353	$26,928,936	$27,212,285	$28.84

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten base rent is as of 4/10/2013 and includes $1,258,873 of contractual rent steps through 4/1/2015 (rent steps through 4/1/2014 in an amount equal to $391,402 and rent steps through 4/1/2015 in an incremental amount equal to $867,471).  Underwritten base rent includes annualized rent for six tenants that signed new leases in the last 12 months at the 11 West 42nd Street Property, and excludes rent credits for tenants with free rent periods (in the TTM 3/31/2013 period, rent credits totaled $1,219,537).

■	Appraisal. According to the appraisal, the 11 West 42nd Street Property had an “as-is” appraised value of $570,000,000 as of an effective date of June 1, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated May 21, 2013, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos operations and maintenance (O&M) plan at the 11 West 42nd Street Property.

■
Market Overview and Competition.  The 11 West 42nd Street Property is located in the Grand Central submarket in the New York, NY metropolitan statistical area.  The Midtown Manhattan office market ended the first quarter 2013 with a vacancy rate of 10.1%. The vacancy rate decreased from the previous quarter vacancy of 10.3%, with net absorption totaling positive 312,836 SF in the first quarter. Rental rates ended the first quarter at $66.34 per SF, a $1.02 per SF quarterly change. The Grand Central submarket ended the first quarter 2013 with a vacancy rate of 12.4% and a net absorption of negative 75,272 SF. The submarket’s Class A designated buildings have an average asking rent of $59.62. The 11 West 42nd Street Property is located directly across 42nd street from Bryant Park and in close proximity to major Midtown commuter stations, including Port Authority Bus Terminal and Grand Central Terminal, a commuter rail station at 42nd Street and Park Avenue.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 11 West 42nd Street Property:

Office Lease Comparables(1)
Property Name	NRA (SF)	Year Built	Occupancy (Direct)	Occupancy (Total)	Direct Asking Rent (Low)	Direct Asking Rent (High)
200 Madison Avenue	553,144	1925	99.62%	95.13%	$55.00	$55.00
285 Madison Avenue	371,284	1926	100.00%	100.00%	N/A	N/A
521 Fifth Avenue	339,901	1929	92.45%	86.27%	$65.00	$65.00
551 Fifth Avenue	305,000	1927	95.22%	84.89%	$55.00	$58.00
10 East 40th Street	347,400	1929	92.28%	92.28%	$50.00	$60.00
60 East 42nd Street	1,110,005	1929	89.49%	89.49%	$45.00	$55.00
122 East 42nd Street	625,000	1929	86.38%	78.47%	$40.00	$55.00
150 East 42nd Street	1,346,822	1956	83.72%	63.39%	$55.00	$65.00

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 11 West 42nd Street Property:

Office Sales Comparables(1)
Property Name	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy at Sale
499 Park Avenue	Contract	1979	301,457	$387,500,000	$1,285.42	91.0%
425 Lexington Avenue	Contract	2004	748,300	$658,000,000	$879.33	100.0%
125 West 55th Street	Contract	1989	591,000	$470,000,000	$795.26	98.0%
767 Fifth Avenue	Contract	1968	2,011,238	$3,400,000,000	$1,690.50	95.0%
237 Park Avenue	Contract	1914/1981	1,243,484	$810,000,000	$651.40	90.0%
550 Madison Avenue	Jan-13	1983	839,816	$1,100,000,000	$1,309.81	100.0%
666 Third Avenue	Nov-12	1952	769,867	$493,000,000	$640.37	100.0%
220 West 42nd Street	Nov-12	1914	227,685	$261,000,000	$1,146.32	100.0%
450 Lexington Avenue	Sep-12	1992	929,655	$720,000,000	$774.48	99.0%
575 Lexington Avenue	Oct-12	1958/1990	743,683	$360,000,000	$484.08	82.0%
400 Madison Avenue	Jul-12	1929/2000	184,859	$139,600,000	$755.17	95.0%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is 11 West 42 Realty Investors, L.L.C., a single-purpose, single-asset entity.  Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the 11 West 42nd Street Loan.

No recourse carve-out guaranty was provided by any affiliate of the borrower of the 11 West 42nd Street Loan at origination. A form of non-recourse carveout guaranty was attached to the loan agreement for the 11 West 42nd Street Loan and is required to be executed and delivered by an equity holder maintaining certain financial and other requirements upon (i) an assumption of the 11 West 42nd Street Loan or (ii) in connection with any permitted transfer of the indirect equity interest in the borrower under the 11 West 42nd Street Loan that results in certain affiliates of Tishman Speyer Properties, L.P. and Silverstein Properties, Inc. failing to control the borrower and collectively own at least 27% of the indirect equity interests in the borrower.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $3,346,219 in respect of certain tenant improvements ($2,692,803) and third-party leasing commissions ($653,416) and an escrow reserve of $52,500 in respect of certain immediate repairs and deferred maintenance items.  On each due date during the continuance of an 11 West 42nd Street Trigger Period, borrower is required to fund (i) a tax and insurance reserve (but no reserves for insurance premiums will be required so long as the 11 West 42nd Street Property is covered by a blanket policy), (ii) a capital expenditure reserve in the amount of $15,885, and (iii) a tenant improvement and leasing commission reserve in the amount of $99,278.  On each due date during the continuance of a 2021 Rollover Reserve Period, all remaining amounts on deposit in the cash management account after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance (if no blanket policy is in place), capital expenditures, tenant improvement allowances and leasing commissions are reserved in a separate tenant improvement and leasing commission reserve until the aggregate amount remitted therein equals the 2021 Rollover Reserve Amount.  In addition, on each due date during the continuance of a Wellpoint Rollover Reserve Period, all remaining amounts on deposit in the cash management account after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance (if no blanket policy is in place), capital expenditures, tenant improvement allowances and leasing commissions are reserved in a separate tenant improvement and leasing commission reserve until the aggregate amount remitted to the reserve equals $4,323,800.  Subject to the immediately preceding two sentences, during the continuance of a 11 West 42nd Street Trigger Period, the loan documents require the reserve of all remaining amounts on deposit in the cash management account as additional collateral for the 11 West 42nd Street Loan, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance (if no blanket policy is in place), capital expenditures, tenant improvement allowances and leasing commissions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

A “11 West 42nd Street Trigger Period” means any period commencing as of the 45th day after the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) for the prior twelve-month period ending as of such fiscal quarter is less than 1.25x and terminating as of the 45th day after the end of any two consecutive fiscal quarters in which the debt service coverage ratio for the prior twelve-month period ending as of such fiscal quarter is at least 1.25x.

The “2021 Rollover Reserve Amount” means the sum of the 2021 Rollover Reserve Amount (NYU) and the 2021 Rollover Reserve Amount (CIT Group).

The “2021 Rollover Reserve Amount (CIT Group)” means (x) if CIT Group Inc. exercises its right to extend the term of its lease through October 31, 2026 with respect to all or substantially all of its space at the 11 West 42nd Street Property pursuant to the terms of its lease as in effect on the origination date, zero, (y) if CIT Group Inc. exercises its right to extend the term of its lease through October 31, 2026 with respect to some but less than all (or substantially all) of its space at the 11 West 42nd Street Property pursuant to the terms of its lease as in effect on the origination date, the product of $50.00 times the number of rentable square feet no longer leased at the 11 West 42nd Street Property by CIT Group Inc., and (z) otherwise, $7,634,350.

The “2021 Rollover Reserve Amount (NYU)” means (x) if New York University exercises its right to extend the term of its lease through September 30, 2026 with respect to all or substantially all of its space at the 11 West 42nd Street Property pursuant to the terms of its lease as in effect on the origination date, zero, (y) if New York University exercises its right to extend the term of its lease through September 30, 2026 with respect to less than all (or substantially all) of its space at the 11 West 42nd Street Property pursuant to the terms of its lease as in effect on the origination date, the product of $50.00 times the number of rentable square feet no longer leased at the 11 West 42nd Street Property by New York University, and (z) otherwise, $5,789,250.

The “2021 Rollover Reserve Period” means the period from and including April 6, 2020 through the date upon which (i) an aggregate amount equal to the 2021 Rollover Reserve Amount has been deposited into the related reserve account or (ii) all amounts contained in the related reserve account have been disbursed to the borrower pursuant to the loan documents.

The “Wellpoint Rollover Reserve Period” means the period from and including April 6, 2015 through the date upon which (i) an aggregate amount equal to $4,323,800 has been deposited into the related reserve account or (ii) all amounts contained in the related reserve account have been disbursed to the borrower pursuant to the loan documents.

■
Lockbox and Cash Management.  The 11 West 42nd Street Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within two business days after receipt.  On each business day, the lockbox bank will remit all amounts contained in the lockbox account to a cash management account.  Provided no 11 West 42nd Street Trigger Period or event of default under the 11 West 42nd Street Loan is continuing, all funds in the cash management account will be transferred to an operating account maintained by the borrower; provided that during the period from and including the 26th calendar day of each month through and including the next succeeding due date, such remittances will be limited to the amount, if any, by which the amount then contained in the cash management account exceeds the aggregate amount required to be paid to or reserved with the lender on the next due date.  During the continuance of an event of default under the 11 West 42nd Street Loan, the lender may apply any funds in the lockbox account and the cash management account to the obligations of the borrower under the 11 West 42nd Street Loan in such order of priority as the lender may determine.  The borrower is required to pay all expenses related to the 11 West 42nd Street Property from the operating account (or cash management account) and no other account.  During the continuance of an event of default or 11 West 42nd Street Trigger Period, all amounts contained in the operating account in excess of those funds needed for check clearing purposes and bank fees are required to be remitted to the cash

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

11 WEST 42ND STREET

management account (other than excess funds that were already held in the operating account, and could have been permissibly distributed to borrower’s equityholders, prior to the commencement of the event of default or 11 West 42nd Street Trigger Period, as applicable).

■
Property Management.  The 11 West 42nd Street Property is currently managed by Tishman Speyer Properties, L.P., an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the 11 West 42nd Street Property may be managed by (i) Tishman Speyer Properties, L.P., (ii) Silverstein Properties, Inc., (iii) a reputable and experienced professional management company that (x) manages at least 5 Class A office buildings in New York, New York (i.e., the Borough of Manhattan) having a minimum of 5,000,000 net rentable square feet of office space in the aggregate (in each case, exclusive of the 11 West 42nd Street Property) and (y) has at least 10 years of Class A office property management experience; provided that such manager is not the subject of a bankruptcy or similar proceeding, or (iv) any other management company approved by the lender and with respect to which each rating agency has confirmed in writing that the management of the 11 West 42nd Street Property by such entity will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of certificates backed by the 11 West 42nd Street Whole Loan.  The lender may require the borrower to replace the property manager if an event of default under the 11 West 42nd Street Loan has occurred.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar statute is in effect, the borrower must maintain terrorism insurance for Certified and Non-Certified acts (as such terms are defined in TRIPRA) in an amount equal to the full replacement cost of the 11 West 42nd Street Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the loan as required by the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents.  The terrorism insurance is required to contain a deductible that is reasonably acceptable to the lender.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the 11 West 42nd Street Property are separately allocated under such blanket policy and that certain other standard requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

MALL ST. MATTHEWS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

INDIANA
KENTUCKY
Louisville
Mall St. Matthews
5000 Shelbyville Road
Louisville, KY 40207
Clark County Airport
Prospect
Utica
Clarksville
New Albany
Jeffersonville
Glenview
Green Spring
Spring Valley
Murray Hill
Creekside
Orchard Grass Hills
Worthington Hills
Riverwood
Graymoor -devondale
Rolling Hills
Hickory Hill
Indian Hills
Woodlawn Park
Anchorage
Crescent Hill
St Matthews
Middletown
Blue Ridge Manor
Woodland Hills
Hurstbourne
Douglass Hills
Wellington
Hurstbourne Acres
Parkway Village
Audubon Park
Shively
Watterson Park
West Buechel
Jeffersontown
Newburg
Hollow Creek
South Park View
Hollyvilla
Heritage Creek
Hillview
Pioneer Village
Hebron Estates
Ohio River
Bowman Field
Louisville International Airport
UPS Worldport Hub
Jefferson Mall
Outer Loop
Greensburg
Hamilton
OH
Columbus
IN
Cincinnati
Florence
Seymour
Madison
Frankfort
Lexington
Fort Knox
KY
Elizabethtown
Nicholasville
Richmond
Danville
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Louisville, Kentucky	Cut-off Date Principal Balance(1)		$146,840,875
Property Type	Retail	Cut-off Date Principal Balance per SF(2)		$278.44
Size (SF)(3)	670,376	Percentage of Initial Pool Balance		11.0%
Total Occupancy as of 5/31/2013	97.2%	Number of Related Mortgage Loans(4)		2
Owned Occupancy as of 5/31/2013	95.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	1962 / 2008, 2011, 2013	Mortgage Rate		2.7200%
Appraised Value	$280,000,000	Original Term to Maturity (Months)		87
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$23,351,132
Underwritten Expenses	$4,534,625	Escrows(6)
Underwritten Net Operating Income (NOI)	$18,816,507		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$17,881,310	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	66.7%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(5)	59.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.07x / 1.96x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.1% / 9.6%	Other(7)	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$187,500,000	100.0%	Loan Payoff	$133,520,972	71.2%
			Principal Equity Distribution	53,698,821	28.6
			Closing Costs	280,207	0.1

Total Sources	$187,500,000	100.0%	Total Uses	$187,500,000	100.0%

(1)
The Cut-off Date Principal Balance of $146,840,875 represents the note A-1 of a $187,500,000 whole loan evidenced by two pari passu notes.  The companion loan is the note A-2 with a principal balance of $39,821,254 as of the Cut-off Date and is held outside the issuing entity.

(2)	Calculated based on the entire Mall St. Matthews Whole Loan.
(3)	Square footage includes storage and kiosk space.
(4)	An indirect owner of the borrower is the indirect owner of the borrower of the Crossroads Center Loan.
(5)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $287,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 60.7%. See “—Appraisal” below.

(6)	See “—Escrows” below.
(7)
A guarantee was provided for all of the borrower’s material unfunded obligations to third parties at origination, such as unpaid tenant allowances, totaling $2,295,348. The outstanding balance was $455,000 as of May 14, 2013. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Mall St. Matthews Loan”) is part of a whole loan structure (the “Mall St. Matthews Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering a retail shopping center located in Louisville, Kentucky (the “Mall St. Matthews Property”).  The Mall St. Matthews Loan (evidenced by a note A-1), which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $146,840,875 and represents approximately 11.0% of the Initial Pool Balance, and the related companion loan (the “Mall St. Matthews Companion Loan”) (evidenced by note A-2), which will be initially retained by Goldman Sachs Mortgage Company and is expected to be contributed to a future securitization transaction, has an outstanding principal balance as of the Cut-off Date of $39,821,254. The Mall St. Matthews Whole Loan was originated by Goldman Sachs Mortgage Company on March 1, 2013.  The Mall St. Matthews Whole Loan has an original principal balance of $187,500,000 and each note has an interest rate of 2.7200% per annum. The borrower utilized the proceeds of the Mall St. Matthews Whole Loan to refinance existing debt on the Mall St. Matthews Property. The Mall St. Matthews Whole Loan will be serviced under the 2013-GC13 pooling and servicing agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Mall St. Matthews Loan and the Mall St. Matthews Companion Loan.

The Mall St. Matthews Loan had an initial term of 87 months and has a remaining term of 83 months.  The Mall St. Matthews Loan requires monthly payments of interest only until June 6, 2016, after which it requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule until maturity.  The scheduled maturity date is the due date in June 2020.  Voluntary prepayment of the Mall St. Matthews Loan is prohibited prior to March 6, 2020.  Defeasance of the entire Mall St. Matthews Whole Loan (which will be applied pro rata to note A-1 and note A-2) with the direct obligations of the United States of America

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

is permitted at any time on or after the first due date following the earlier to occur of (i) March 1, 2016 and (ii) the second anniversary of the date on which the Mall St. Matthews Whole Loan has been securitized.

■
The Mortgaged Property.  The Mall St. Matthews Property is an approximately 1,020,376 SF super regional mall located in Louisville, Kentucky and was constructed in 1962, and renovated in 1969, 1970, 1989, 1992, 1995, 1998, 2006, 2008, 2011 and 2013.  The Mall St. Matthews Property is located in the Louisville, Kentucky metropolitan statistical area at 5000 Shelbyville Road. The Mall St. Matthews Property’s space (exclusive of Dillard’s and Dillard’s Men’s & Home’s spaces totaling 350,000 SF, which was released from the collateral in July 2013) that constitutes collateral totals approximately 670,376 SF and includes tenants such as JC Penney, Forever 21 and Cinemark.  The remainder of the Mall St. Matthews Property is predominately occupied by other retailers including Victoria’s Secret, Arhaus Furniture, Pottery Barn and The Cheesecake Factory (which are all part of the collateral).  As of May 31, 2013, the Total Occupancy was 97.2% and Owned Occupancy was 95.8%.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Mall St. Matthews Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Dillard’s	BBB- / Ba3 / BB+	230,000	22.5%	No	$62,100	$0.27	NAP	$165	0.2%	NA
JC Penney	NR / NR / CCC+	165,705	16.2	Yes	$242,089	$1.46	8/31/2017	$175	0.8%	4, 5-year options
Dillard’s Men’s & Home	BBB- / Ba3 / BB+	120,000	11.8	No	$30,000	$0.25	NAP	$142	0.2%	NA
Forever 21(3)	NR / NR / NR	109,126	10.7	Yes	$976,554	$8.95	2/28/2026	$89	10.0%	1, 5-year option
Cinemark	NR / NR / BB-	43,000	4.2	Yes	$978,377	$22.75	5/31/2028	NA	NA	3, 5-year options
Total Anchors		667,831	65.4%

Jr. Anchors
Victoria’s Secret	BB+ / Ba2 / BB+	15,704	1.5%	Yes	$724,120	$46.11	1/31/2018	$613	7.5%	NA
Arhaus Furniture	NR / NR / NR	14,533	1.4	Yes	$485,968	$33.44	8/31/2018	$371	9.0%	1, 5-year option
The Cheesecake Factory	NR / NR / NR	11,329	1.1	Yes	$435,424	$38.43	1/31/2027	$755	5.1%	NA
Pottery Barn	NR / NR / NR	10,885	1.1	Yes	$339,325	$31.17	1/31/2013	$297	9.6%	NA
Total Jr. Anchors		52,451	5.1%

Occupied In-line		270,847	26.5%		$16,572,759	$61.19
Occupied Kiosk		230	0.0%		$115,670	$502.91
Occupied Other		19	0.0%		$201,475	$10,603.93
Occupied Storage		645	0.1%		$0	$0.00
Vacant space		28,353	2.8%		$0	$0.00
Total Owned SF		670,376	65.7%
Total SF		1,020,376	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales are as of 4/30/2013. Dillard’s, Dillard’s Men’s & Home and JC Penney sales are estimates as of 12/31/2012.
(3)	Forever 21 has the right to terminate its lease beginning 3/1/2016 with 180 days notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Mall St. Matthews Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(3)	Occupancy Cost	Renewal / Extension Options
Cinemark	NR / NR / BB-	43,000	6.4%	$903,000	6.4%	$21.00	5/31/2028	NA	NA	3, 5 year options
Forever 21(4)	NR / NR / NR	109,126	16.3	861,513	6.1	7.89	2/28/2026	$89	10.0%	1, 5 year option
Victoria’s Secret	BB+ / Ba2 / BB+	15,704	2.3	455,416	3.2	29.00	1/31/2018	$613	7.5%	NA
Arhaus Furniture	NR / NR / NR	14,533	2.2	450,523	3.2	31.00	8/31/2018	$371	9.0%	1, 5 year option
New York & Company	NR / NR / NR	8,500	1.3	331,500	2.3	39.00	1/31/2019	$255	26.3%	NA
The Cheesecake Factory	NR / NR / NR	11,329	1.7	294,554	2.1	26.00	1/31/2027	$755	5.1%	NA
Williams-Sonoma	NR / NR / NR	6,739	1.0	282,986	2.0	41.99	1/31/2021	$307	14.3%	NA
Charlotte Russe	NR / NR / B-	6,930	1.0	277,200	2.0	40.00	1/31/2014	$249	20.6%	NA
Body Central	NR / NR / NR	6,709	1.0	260,376	1.8	38.81	5/31/2015	$199	19.5%	NA
Express	NR / NR / BB	8,276	1.2	248,280	1.8	30.00	1/31/2018	$562	9.5%	NA
Ten Largest Owned Tenants		230,846	34.4%	$4,365,348	30.9%	$18.91
Remaining Owned Tenants		411,177	61.3	9,784,614	69.1	23.80
Vacant Spaces (Owned Space)		28,353	4.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		670,376	100.0%	$14,149,962	100.0%	$22.04

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Sales are as of 4/30/2013.
(4)	Forever 21 has the right to terminate its lease beginning 3/1/2016 with 180 days notice.

The following table presents general descriptions and renewal options of the major tenants at the Mall St. Matthews Property:

Tenant Name	Description	Renewal / Extension Options
Cinemark
Cinemark USA, Inc., together with its subsidiaries, engages in motion picture exhibition activities. As of March 31, 2013, it operated 467 theatres and 5,259 screens in the United States and Latin America. The company was founded in 1984 and is headquartered in Plano, Texas. Cinemark USA, Inc. operates as a subsidiary of Cinemark Holdings Inc.
3, 5 year options

Forever 21
Forever 21, Inc. operates fashion retail stores. It sells dresses, tops, sweaters and cardigans, outerwear, bottoms, jumpsuits and rompers, activewear, lingerie, swimwear, accessories, and shoes for women. Forever 21 also sells tops, outerwear, bottoms, suits, accessories, and shoes for men. Forever 21 was formerly known as Fashion 21, Inc. Forever 21, Inc. was founded in 1984 and is based in Los Angeles, California.
1, 5 year option

Victoria’s Secret
Victoria’s Secret Stores, Inc. operates as a specialty retailer of apparel, lingerie, and personal care products for women. The company was founded in 1977 and is based in Reynoldsburg, Ohio. It serves customers through its stores and other retailers in the United States and internationally and also sells products online. Victoria’s Secret Stores, Inc. operates as a subsidiary of Intimate Brands, Inc.
NA

Arhaus Furniture
Arhaus Furniture provides home furnishings and living room products, such as sofas, chairs, ottomans, and tables, as well as soft goods such as beddings and throw pillows through its stores in various states throughout the United States. Arhaus Furniture was founded in 1986 and is headquartered in Walton Hills, Ohio.
1, 5 year option

New York & Company
New York & Company, Inc., together with its subsidiaries, operates as a specialty retailer of women’s fashion apparel and accessories in the United States offering a merchandise assortment consisting of wear-to-work casual apparel and accessories. The company sells its merchandise through its network of retail stores and eCommerce store at nyandcompany.com. As of May 23, 2013, it operated 519 stores in 43 states. New York & Company, Inc., formerly known as NY & Co. Group, Inc., was founded in 1918 and is headquartered in New York, New York.
NA

The Cheesecake Factory
The Cheesecake Factory Incorporated owns and operates casual dining, full-service restaurants. As of April 24, 2013, the company operated 174 casual dining restaurants. It also produces baked desserts and other products for its restaurants, as well as for other foodservice operators, retailers, and distributors. The company was founded in 1972 and is based in Calabasas Hills, California.
NA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

Tenant Name	Description	Renewal / Extension Options
Williams-Sonoma
Williams-Sonoma, Inc. operates as a multi-channel specialty retailer of home products. It operates in two segments, Direct-to-Customer and Retail. Its Williams-Sonoma stores offer cooking, dining, and entertaining products. The company operates in the United States and Canada; offers international shipping to customers worldwide; and franchises its brands in Bahrain, the Kingdom of Saudi Arabia, Kuwait, and the United Arab Emirates. Williams-Sonoma, Inc. was founded in 1956 and is based in San Francisco, California.
NA

Charlotte Russe
Charlotte Russe Holding, Inc. operates as a mall-based specialty retailer of apparel and accessories targeting young women in their teens and twenties. Its products also include footwear and jewelry. As of September 27, 2008, it operated 487 Charlotte Russe retail stores in 45 states and Puerto Rico. The company was founded in 1975 and is based in San Diego, California. As of October 13, 2009, Charlotte Russe Holding, Inc. was taken private.
NA

Body Central
Body Central Corp. operates as a specialty retailer of young women’s apparel and accessories in the South, Mid-Atlantic, and Midwest regions of the United States. It operates stores under the Body Central and Body Shop banners, as well as a direct business comprising its Body Central catalog and e-commerce Website at bodycentral.com. The company’s stores sell tops, dresses, bottoms, jewelry, accessories, and shoes primarily under its Body Central and Lipstick labels. As of December 29, 2012, it had 276 stores in 26 states. Body Central Corp., formerly known as Body Central Acquisition Corp., was founded in 1972 and is headquartered in Jacksonville, Florida.
NA

Express
Express, Inc. operates as a specialty apparel and accessory retailer primarily in the United States. Its stores provide apparel and accessories for women and men between 20 and 30 years old. As of April 23, 2013, it operated approximately 620 retail stores, located primarily in shopping malls, lifestyle centers, and street locations in the United States, Canada, and Puerto Rico. Express, Inc. also distributes its products through the company’s e-commerce website, express.com, as well as operates Express stores in Latin America and the Middle East. The company was formerly known as Express Parent LLC and changed its name to Express, Inc. in May 2010. Express, Inc. was founded in 1980 and is based in Columbus, Ohio.
NA

The following table presents certain information relating to the lease rollover schedule at the Mall St. Matthews Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	15,259	2.3%	2.3%	$198,352	1.4%	$13.00	8
2013	16,121	2.4	4.7%	479,003	3.4	29.71	7
2014	48,289	7.2	11.9%	1,692,799	12.0	35.06	19
2015	34,563	5.2	17.0%	1,492,563	10.5	43.18	15
2016	39,860	5.9	23.0%	1,925,581	13.6	48.31	20
2017	179,697	26.8	49.8%	813,311	5.7	4.53	8
2018	63,537	9.5	59.3%	2,089,303	14.8	32.88	10
2019	19,969	3.0	62.2%	923,370	6.5	46.24	6
2020	8,992	1.3	63.6%	295,330	2.1	32.84	4
2021	9,894	1.5	65.1%	413,258	2.9	41.77	3
2022	24,837	3.7	68.8%	721,295	5.1	29.04	6
2023	17,549	2.6	71.4%	886,732	6.3	50.53	8
2024 & Thereafter	163,456	24.4	95.8%	2,219,067	15.7	13.58	4
Vacant	28,353	4.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	670,376	100.0%		$14,149,962	100.0%	$22.04	118

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

The following table presents certain information relating to historical leasing at the Mall St. Matthews Property:

Historical Leased %(1)
	2008	2009	2010	2011	2012
Owned Space	76.1%	88.0%	78.3%	98.6%	98.8%

(1)
As provided by the borrower and represents occupancy as of December 31, for the indicated year. The increase in occupancy in 2011 was due to the lease-up of an anchor box by Forever 21 and Cinemark. The historical occupancy excluding anchors is 89.0%, 95.1%, 96.2%, 97.7% and 97.5% in 2008, 2009, 2010, 2011 and 2012, respectively.

The following table presents certain information relating to the historical base rent per SF at the Mall St. Matthews Property:

Historical Average Base Rent per SF %(1)
	2010	2011	2012
Base Rent per SF	$13.57	$13.45	$13.81

(1)	As provided by the borrower and represents average base rents based on owned and non-owned SF as of December 31, for the indicated year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mall St. Matthews Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 4/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$13,121,890	$14,100,503	$14,512,520	$14,640,445	$15,938,852	$23.78
Overage Rent	84,113	735,635	383,822	442,240	366,243	0.55
Gross Up Vacancy	0	0	0	0	1,836,051	2.74
Total Rent	13,206,003	14,836,138	14,896,342	15,082,685	18,141,145	27.06
Total Reimbursables	5,922,139	5,900,600	6,265,794	6,505,539	6,647,654	9.92
Other Income	338,125	362,164	375,677	358,642	398,383	0.59
Less Vacancy & Credit Loss	155,031	56,116	(20,003)	(69,555)	(1,836,051)	(2.74)
Effective Gross Income	$19,621,298	$21,155,018	$21,517,810	$21,877,311	$23,351,132	$34.83

Total Operating Expenses	4,405,833	4,689,785	4,407,463	4,477,295	4,534,625	6.76

Net Operating Income	$15,215,466	$16,465,232	$17,110,348	$17,400,016	$18,816,507	$28.07
TI/LC	0	0	0	0	460,021	0.69
Capital Expenditures	0	0	0	0	475,176	0.71
Net Cash Flow	$15,215,466	$16,465,232	$17,110,348	$17,400,016	$17,881,310	$26.67

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 5/31/2013 rent roll with rent steps through 8/31/2014.

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Appraisal.  According to the appraisal, the Mall St. Matthews Property had an “as-is” appraised value of $280,000,000 as of an effective date of January 18, 2013.  The appraiser also indicated an “as stabilized” appraised value of $287,000,000 as of February 1, 2014.

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Environmental Matters.  According to a Phase I environmental report, dated January 25, 2013, there are no recognized environmental conditions or recommendations for further action at the Mall St. Matthews Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

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Market Overview and Competition.  The Mall St. Matthews Property is a super regional mall located in Louisville, Kentucky.  The Mall St. Matthews Property is located in the Louisville metropolitan statistical area at 5000 Shelbyville Road. As of 2012, the population within a ten mile radius of the Mall St. Matthews Property was 630,599 with an average household income of $64,328. Vacancy rates in the Louisville Metro area were 10.5% for third quarter 2012. The Mall St. Matthews Property’s primary competitive landscape includes regional malls and lifestyle centers. The closest competitor is Oxmoor Center which is also indirectly owned and managed by General Growth Properties, Inc.

The following table presents certain information relating to the primary competition for the Mall St. Matthews Property:

Competitive Set(1)
	Oxmoor Center	Jefferson Mall	The Summit	Green Tree Mall
Distance from Subject	0.5 miles	9 miles	6 miles	10 miles
Property Type	Super-Regional Mall	Super-Regional Mall	Lifestyle Center	Regional Center
Year Built	1971	1978	2001	1968
Total GLA	922,303	970,492	367,500	791,448
Total Occupancy	96%	97%	94%	89%
Anchors	Von Maur, Macy’s, Sears, Dick’s Sporting Goods	Dillard’s, JCPenney, Macy’s, Sears	Barnes & Noble, Office Depot, Bed Bath & Beyond, Old Navy, DSW, Ulta	Dillard’s, JCPenney, Sears

(1)	Source: Appraisal.

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The Borrower.  The borrower is MSM Property L.L.C., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Mall St. Matthews Loan.  GGP Limited Partnership is the non-recourse carveout guarantor under the Mall St. Matthews Loan. The borrower under the Mall St. Matthews Loan is an affiliate of the borrower under the Crossroads Center Loan.

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Escrows. At origination, GGP Limited Partnership, an affiliate of the borrower, delivered to the lender a guarantee of certain unfunded obligations totaling $2,295,348 at the Mall St. Matthews Property, in lieu of a cash reserve for the same amount.  On each due date during the continuance of an event of default under the Mall St. Matthews Loan or a Mall St. Matthews Trigger Period, the borrower is required to fund (1) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, unless the borrower provides evidence that the required insurance is being provided under any blanket policy that has been paid in full from General Growth Properties, Inc. or one of its affiliates, (2) a tenant improvement and leasing commission reserve in the monthly amount of $29,126, subject to a maximum total escrowed amount of $349,511, and (3) a capital expenditure reserve in the monthly amount of $41,558, subject to a maximum total escrowed amount of $498,697.  In addition, the borrower is required to establish a reserve account for the deposit of casualty or condemnation loss proceeds exceeding $9,375,000.  So long as no Mall St. Matthews Cash Trap Period or event of default under the Mall St. Matthews Loan is continuing, all amounts in excess of the required reserves described above will be remitted to the borrower’s operating account.

During the continuance of a Mall St. Matthews Cash Trap Period or an event of default under the Mall St. Matthews Loan, the loan documents require that all excess amounts on deposit in the lockbox account (after the payment of debt service, disbursements for budgeted operating expenses and the funding of required monthly escrows, real estate taxes, insurance, tenant improvements, leasing commissions and capital expenditures) be reserved and held as additional collateral for the Mall St. Matthews Loan; however, if  the lender has not initiated foreclosure proceedings, exercised a power of sale or initiated proceedings for the appointment of a receiver with respect to the Mall St. Matthews Property, the borrower may obtain disbursements from such excess amounts for payment of capital expenditures, tenant improvements, and leasing commissions to the extent funds in the reserve accounts dedicated to such expenses are insufficient.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

A “Mall St. Matthews Trigger Period” means any period commencing as of the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) of the Mall St. Matthews Property for the twelve-month period immediately preceding such fiscal quarter end is less than 1.60x and terminating as of the end of the second fiscal quarter in which the debt service coverage ratio of the Mall St. Matthews Property for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than 1.60x.

A “Mall St. Matthews Cash Trap Period” means any period commencing as of the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) of the Mall St. Matthews Property for the twelve-month period immediately preceding such fiscal quarter end is less than 1.40x and terminating as of the end of the second fiscal quarter in which the debt service coverage ratio of the Mall St. Matthews Property for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than 1.40x.

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Lockbox and Cash Management.  The Mall St. Matthews Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled blocked account.  The loan documents also require that all rents and other amounts (other than de minimis amounts collected at the Mall St. Matthews Property not exceeding $100,000 per year and certain multi-property, parent-level sponsorship revenue) received by the borrower or the property manager be deposited into a blocked account under lender’s control within three business days after receipt.  During the continuance of a Mall St. Matthews Trigger Period or an event of default under the Mall St. Matthews Loan, all amounts in the blocked account are swept to the lender-controlled cash management account on a daily basis.  On each business day that no event of default under the Mall St. Matthews Loan is continuing and no Mall St. Matthews Trigger Period is continuing, all amounts in the blocked account are required to be swept to an operating account pledged to lender but accessible by borrower.  During the continuance of a monetary event of default or following an acceleration of the Mall St. Matthews Loan, the lender may apply any funds in the cash management account to amounts payable under the Mall St. Matthews Loan and/or toward the payment of expenses of the Mall St. Matthews Property, in such order of priority as the lender may determine.

■
Property Management.  The Mall St. Matthews Property is currently self-managed by the borrower. Under the loan documents, the Mall St. Matthews Property must remain managed by (1) General Growth Management, Inc., (2) General Growth Services, Inc., (3) any affiliate of General Growth Properties, Inc. (which may be the borrower if and so long as General Growth Properties, Inc. owns no less than a 35% interest in the borrower), or (4) a reputable and experienced management company possessing experience in managing properties of similar size and scope to the Mall St. Matthews Property that is otherwise reasonably acceptable to the lender and with respect to which the lender has received Rating Agency Confirmation.  During the continuance of an event of default under the Mall St. Matthews Loan, a material default by the property manager under the management agreement or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrower to replace the manager, if the property is not self-managed, or require the borrower to engage an approved property manager selected by lender (and, during the continuance of an event of default under the Mall St. Matthews Loan, the lender may require the borrower to terminate any agreement between the borrower and an affiliate of the borrower). In addition, during the continuance of a monetary or other material event of default under the Mall St. Matthews Loan, the lender may elect to prohibit payment of any management or leasing fees from amounts contained in any of the accounts constituting collateral for the Mall St. Matthews Loan.

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Release and Addition of Collateral.  The borrower may obtain the release of certain vacant, non-income producing parcels in connection with the conveyance of such parcels to one or more third parties, without the payment of a release price, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Mall St. Matthews Loan, (ii) a determination that certain REMIC requirements will be met, (iii) delivery of an endorsement to the title policy, to the extent that the release would reasonably be expected to adversely affect the lender’s rights under the title insurance policy relating to the Mall St. Matthews Property, (iv) no material adverse effect on the ability of the borrower to perform or lender to enforce any material provision of any loan document, or the value, net operating income, use, possession, operation or occupancy of the Mall St. Matthews Property, and (v) receipt of Rating Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

MALL ST. MATTHEWS

The borrower may also substitute certain vacant, non-income producing parcels of land for newly acquired parcels of land, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Mall St. Matthews Loan, (ii) a determination that certain REMIC requirements will be met, (iii) delivery of an endorsement to the title policy, (iv) no material adverse effect on the ability of the borrower to perform or lender to enforce any material provision of any loan document, or the value, net operating income, use, possession, operation or occupancy of the Mall St. Matthews Property, (v) the substitute property must be reasonably equivalent in use, value and condition to the parcel being substituted, (vi) delivery of substitute loan documentation and environmental reports and (vii) receipt of Rating Agency Confirmation.

In addition to the foregoing, the borrower may acquire certain parcels of land to be added to the Mall St. Matthews Property, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default continuing under the Mall St. Matthews Loan, (ii) delivery of an endorsement to the title policy, (iii) no material adverse effect on the ability of the borrower to perform or lender to enforce any material provision of any loan document, or the value, net operating income, use, possession, operation or occupancy of the Mall St. Matthews Property, (iv) delivery of substitute loan documentation and environmental reports and (v) receipt of Rating Agency Confirmation.

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Mezzanine or Subordinate Indebtedness.  Mezzanine debt is permitted from certain qualified institutional lenders meeting the requirements set forth in the Mall St. Matthews loan agreement (or from multiple lenders, to the extent that more than 50% of such debt is held by such qualified institutional lenders) to a direct or indirect equity owner of borrower that is secured by a pledge of direct or indirect equity interests in borrower, so long as, among other things (i) immediately after giving effect to such debt, the aggregate loan-to-value ratio (as calculated under the loan documents) does not exceed 63.6%, (ii) immediately after giving effect to such debt, the aggregate debt service coverage ratio (as calculated under the loan documents) is at least 1.90x, (iii) a subordination and intercreditor agreement is received by the lender, (iv) the mezzanine debt is either coterminous with the Mall St. Matthews Loan or prepayable without premium or penalty from and after the maturity date of the Mall St. Matthews Loan, (v) if such mezzanine debt bears a floating rate of interest, borrower obtains an interest rate cap agreement, (vi) such mezzanine debt is a current-pay loan with no “pay-in-kind” feature and (vii) Rating Agency Confirmation has been obtained.

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Terrorism Insurance.  So long as TRIPRA or a similar statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Mall St. Matthews Property, plus business interruption coverage covering the period from the date of any casualty to the date that the property is repaired or replaced and operations are resumed and an extended period of indemnity endorsement covering the 12 month period after property has been restored.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Mall St. Matthews Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents and allocable to the Mall St. Matthews Property based on market rates (not including the terrorism and seismic components of that insurance), and if the cost of terrorism insurance exceeds such greater amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is no larger than $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Mall St. Matthews Property are separately allocated to the Mall St. Matthews Property.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

CROSSROADS CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROSSROADS CENTER

Crossroads Center
4101 West Division Street
Saint Cloud, MN 56301
Saint Cloud
Sartell
Sauk Rapids
Waite Park
Pleasant Lake
Saint Cloud State University
SAINT CLOUD REGIONAL AIRPORT
Veterans Hospital
Minneapolis
St Paul
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROSSROADS CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROSSROADS CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Saint Cloud, Minnesota	Cut-off Date Principal Balance		$106,809,804
Property Type	Retail	Cut-off Date Principal Balance per SF		$139.40
Size (SF)	766,213	Percentage of Initial Pool Balance		8.0%
Total Occupancy as of 4/30/2013	96.6%	Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 4/30/2013	96.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1964 / 1972, 1982, 1999, 2004	Mortgage Rate		3.2500%
Appraised Value	$165,000,000	Original Term to Maturity (Months)		121
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$17,460,585
Underwritten Expenses	$6,221,531	Escrows(2)
Underwritten Net Operating Income (NOI)	$11,239,054		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$10,616,026	Taxes	$0	$0
Cut-off Date LTV Ratio	64.7%	Insurance	$0	$0
Maturity Date LTV Ratio	50.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	2.00x / 1.89x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.5% / 9.9%	Other(3)	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$107,500,000	100.0%	Loan Payoff	$77,591,158	72.2%
			Principal Equity Distribution	29,657,778	27.6
			Closing Costs	251,064	0.2

Total Sources	$107,500,000	100.0%	Total Uses	$107,500,000	100.0%

(1)	An indirect owner of the borrower is the indirect owner of the borrower of the Mall St. Matthews Loan.
(2)	See “—Escrows” below.
(3)	A guaranty was provided for outstanding tenant improvement allowances for Men’s Wearhouse ($88,500, which was released in May 2013) and P.S. from Aeropostale ($157,250). See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “Crossroads Center Loan”) is evidenced by a note in the original principal amount of $107,500,000 and is secured by a first mortgage encumbering a super-regional mall located in Saint Cloud, Minnesota (the “Crossroads Center Property”).  The Crossroads Center Loan was originated by Goldman Sachs Mortgage Company on March 1, 2013 and represents approximately 8.0% of the Initial Pool Balance.  The note evidencing the Crossroads Center Loan has an outstanding principal balance as of the Cut-off Date of $106,809,804 and has an interest rate of 3.2500% per annum.  The borrower utilized the proceeds of the Crossroads Center Loan to refinance the Crossroads Center Property.

The Crossroads Center Loan had an initial term of 121 months and has a remaining term of 117 months.  The Crossroads Center Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule until maturity.  The scheduled maturity date is the due date in April 2023.  Voluntary prepayment of the Crossroads Center Loan is prohibited prior to January 6, 2023.  Defeasance of the entire Crossroads Center Loan with the direct obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Crossroads Center Property is an approximately 895,488 SF super-regional mall located in Saint Cloud, Minnesota and was constructed in 1964 and renovated in 1972, 1982, 1999 and 2004.  The Crossroads Center Property is located in the Saint Cloud, Minnesota metropolitan statistical area at the intersection of the Highway 15 and Division Street and has visibility from both thoroughfares and access from Division St.  The Crossroads Center Property’s space (exclusive of the Target store totaling 129,275 SF that is not part of the collateral) that constitutes collateral for the Crossroads Center Loan totals approximately 766,213 SF and includes tenants such as JC Penney, Sears, Macy’s and Scheels.  As of April 30, 2012, the Total Occupancy was 96.6% and Owned Occupancy was 96.0%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROSSROADS CENTER

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Crossroads Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF (2)	Occupancy Cost	Renewal / Extension Options
Anchors
Target	A- / A2 / A+	129,275	14.4%	No	$103,078	$0.80	NA	$395	0.2%	NA
JC Penney	NR / NR / CCC+	167,652	18.7	Yes	$614,694	$3.67	1/31/2016	$117	3.1%	3, 5-year options
Sears(3)	NR / NR / CCC+	126,515	14.1	Yes	$941,621	$7.44	6/30/2014	$104	7.2%	5, 5-year options
Macy’s	NR / Baa3 / BBB	100,000	11.2	Yes	$417,776	$4.18	1/31/2027	$123	3.4%	NA
Scheels	NR / NR / NR	82,238	9.2	Yes	$1,383,186	$16.82	2/28/2024	$464	3.6%	6, 5-year options
Total Anchors		605,680	67.6%

Occupied In-line		246,756	27.6%		$11,794,109	$47.80
Occupied Outparcel/Other		12,290	1.4%		$668,306	$54.38
Vacant Spaces		30,762	3.4%		$0	$0.00
Total Owned SF		766,213	85.6%
Total SF		895,488	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 3/31/2013. Target sales are estimated as of 10/31/2012.
(3)	Sears executed a lease renewal as of 7/1/2013, at the existing base rent, expiring on 6/30/2019 with 4, 5-year renewal options remaining.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Crossroads Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Scheels	NR / NR / NR	82,238	10.7%	$1,024,604	11.2%	$12.46	2/28/2024	$464	3.6%	6, 5-year options
Sears(4)	NR / NR / CCC+	126,515	16.5	276,604	3.0	2.19	6/30/2014	$104	7.2%	5, 5-year options
Maurices	NR / NR / BB-	5,500	0.7	263,780	2.9	47.96	1/31/2020	$448	11.8%	NA
Express	NR / NR / BB	8,988	1.2	251,664	2.8	28.00	1/31/2016	$272	17.6%	NA
American Eagle Outfitters	NR / NR / NR	6,123	0.8	244,920	2.7	40.00	1/31/2014	$597	11.6%	NA
Kay Jewelers	NR / NR / NR	1,600	0.2	220,000	2.4	137.50	1/31/2014	$2,141	8.0%	NA
Victoria’s Secret	BB+ / Ba1 / BB+	7,575	1.0	212,100	2.3	28.00	1/31/2016	$889	7.2%	NA
Coldwater Creek	NR / NR / NR	5,460	0.7	201,453	2.2	36.90	1/31/2017	$201	23.0%	NA
Buckle	NR / NR / NR	4,750	0.6	190,000	2.1	40.00	1/31/2015	$747	9.8%	NA
JC Penney	NR / NR / CCC+	167,652	21.9	187,770	2.1	1.12	1/31/2016	$117	3.1%	3, 5-year options
Ten Largest Owned Tenants		416,401	54.3%	$3,072,896	33.6%	$7.38
Remaining Owned Tenants		319,050	41.6	6,067,681	66.4	19.02
Vacant Spaces (Owned Space)		30,762	4.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		766,213	100.0%	$9,140,576	100.0%	$12.43

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Tenant Sales are as of 3/31/2013.
(4)	Sears executed a lease renewal as of 7/1/2013, at the existing base rent, expiring on 6/30/2019 with 4, 5-year renewal options remaining.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROSSROADS CENTER

The following table presents certain information relating to the lease rollover schedule at the Crossroads Center Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	35,710	4.7%	4.7%	$177,556	1.9%	$4.97	18
2013	11,553	1.5	6.2%	253,231	2.8	21.92	4
2014(2)	153,881	20.1	26.3%	1,254,461	13.7	8.15	11
2015	36,662	4.8	31.0%	1,287,540	14.1	35.12	17
2016	216,135	28.2	59.2%	1,752,620	19.2	8.11	19
2017	29,268	3.8	63.1%	1,029,513	11.3	35.18	10
2018	9,919	1.3	64.4%	273,488	3.0	27.57	5
2019	8,502	1.1	65.5%	227,856	2.5	26.80	3
2020	10,171	1.3	66.8%	500,416	5.5	49.20	5
2021	25,745	3.4	70.2%	698,253	7.6	27.12	8
2022	9,339	1.2	71.4%	311,644	3.4	33.37	3
2023	5,628	0.7	72.1%	240,892	2.6	42.80	2
2024 & Thereafter	182,938	23.9	96.0%	1,133,107	12.4	6.19	3
Vacant	30,762	4.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	766,213	100.0%		$9,140,576	100.0%	$12.43	108

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Sears executed a lease renewal as of 7/1/2013, at the existing base rent, expiring on 6/30/2019 with 4, 5-year renewal options remaining.

The following table presents certain information relating to historical leasing at the Crossroads Center Property:

Historical Leased %(1)
	2010	2011	2012
Owned Space	98.9%	98.7%	97.7%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Crossroads Center Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 3/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$8,296,266	$8,575,155	$8,936,793	$8,918,183	$9,140,576	$11.93
Overage Rent	998,312	1,086,604	1,085,326	996,113	820,401	1.07
Other Rental Revenue(3)	1,110,557	1,116,649	1,068,485	1,133,487	1,153,583	1.51
Gross Up Vacancy	0	0	0	0	1,781,439	2.32
Total Rent	$10,405,135	$10,778,407	$11,090,605	$11,047,783	$12,896,000	$16.83
Total Reimbursables	5,684,213	5,965,788	5,961,722	5,968,908	5,961,792	7.78
Other Income	490,804	457,534	438,495	432,776	384,231	0.50
Vacancy & Credit Loss	0	0	0	0	(1,781,439)	(2.32)
Effective Gross Income	$16,580,151	$17,201,729	$17,490,822	$17,449,467	$17,460,585	$22.79

Total Operating Expenses	$5,807,244	$6,011,640	$6,108,822	$6,151,083	$6,221,531	$8.12

Net Operating Income	$10,772,908	$11,190,089	$11,382,000	$11,298,384	$11,239,054	$14.67
TI/LC	0	0	0	0	396,217	0.52
Capital Expenditures	0	0	0	0	226,810	0.30
Net Cash Flow	$10,772,908	$11,190,089	$11,382,000	$11,298,384	$10,616,026	$13.86

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 4/30/2013 rent roll with rent steps through 7/31/2014.
(3)
Revenue attributable to temporary in-line tenants, kiosks operating under short term license agreements, storage license agreements and retail merchandising units (or carts) and pad rent for trash contractors.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROSSROADS CENTER

■	Appraisal. According to the appraisal, the Crossroads Center Property had an “as-is” appraised value of $165,000,000 as of an effective date of January 17, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated January 30, 2013, there are no recommendations for further action at the Crossroads Center Property other than a recommendation for an asbestos operations and maintenance (O&M) plan.

■
Market Overview and Competition.  The Crossroads Center Property is a super-regional mall located in Saint Cloud, Minnesota.  The Crossroads Center Property is located in the Saint Cloud, Minnesota metropolitan statistical area at the intersection of the Highway 15 and Division St. and has visibility from both thoroughfares and access from Division St.  As of 2012, the population within a five mile radius of the Crossroads Center Property was 100,504 with an average household income of $56,461. The Crossroads Center Property is located in the main retail corridor in Saint Cloud and it is the only enclosed mall within a 45 mile radius.

The following table presents certain information relating to the primary competition for the Crossroads Center Property:

Competitive Set(1)
	Crossroads Center	Northtown Mall	Riverdale Village – Inner & Outer	The Shoppes at Arbor Lakes
Distance from Subject	-	55.0 miles	48.0 miles	49.0 miles
Property Type	Retail	Retail	Retail	Retail
Year Built	1964	1972	1999-2003	2003
Total GLA	895,488	715,019	1,228,075	372,000
Total Occupancy	97%	87%	98%	87%
Anchors	Target, JC Penney, Sears, Macy’s, Scheels	Herberger’s, Home Depot, Burlington Coat Factory, Becker Furniture, LA Fitness, Best Buy	Sears, Kohl’s, Best Buy, Jo-Ann Stores, Old Navy, Costco, JC Penney, DSW, Bed, Bath & Beyond, Dick’s Sporting Goods	AMC Theater, Ultimate Electronics, Trader Joes

(1)	Source: Appraisal.

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The Borrower.  The borrower is St. Cloud Mall L.L.C., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Crossroads Center Loan. GGP-TRC, LLC is the non-recourse carveout guarantor under the Crossroads Center Loan. The borrower under the Crossroads Center Loan is an affiliate of the borrower under the Mall St. Matthews Loan.

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Escrows. At origination, GGP-TRC, LLC, an affiliate of the borrower, delivered to the lender a guarantee of certain unfunded obligations for outstanding tenant improvement allowances for Men’s Wearhouse ($88,500, which was released in May 2013) and P.S. from Aeropostale ($157,250) at the Crossroads Center Property, in lieu of a cash reserve for the same.  On each due date during the continuance of an event of default under the Crossroads Center Loan or a Crossroads Center Trigger Period, the borrower is required to fund (1) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, unless the borrower provides evidence that the required insurance is being provided under any blanket policy from General Growth Properties, Inc. or one of its affiliates, that has been paid in full, (2) a tenant improvement and leasing commission reserve in the monthly amount of $31,083, subject to a maximum total escrowed amount of $372,996 and (3) a capital expenditure reserve in the monthly amount of $18,901, subject to a maximum total escrowed amount of $226,810.  In addition, the borrower is required to establish a reserve account for the deposit of casualty or condemnation loss proceeds exceeding $5,375,000.  So long as no Crossroads Center Cash Trap or event of default under the Crossroads Center Loan is continuing, all amounts in excess of the required reserves described above will be remitted to the borrower’s operating account.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROSSROADS CENTER

During the continuance of a Crossroads Center Cash Trap or an event of default under the Crossroads Center Loan, the loan documents require that all excess amounts on deposit in the lockbox account (after the payment of debt service, disbursements for budgeted operating expenses and the funding of required monthly escrows, real estate taxes, insurance, tenant improvements, leasing commissions and capital expenditures) be reserved and held as additional collateral for the Crossroads Center Loan; however, if the lender has not initiated foreclosure proceedings, exercised a power of sale or initiated proceedings for the appointment of a receiver with respect to the Crossroads Center Property, the borrower may obtain disbursements from such excess amounts for payment of capital expenditures, tenant improvements, and leasing commissions to the extent funds in the reserve accounts dedicated to such expenses are insufficient.

A “Crossroads Center Trigger Period” means any period commencing as of the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) for the Crossroads Center Property for the twelve-month period immediately preceding such fiscal quarter end is less than 1.60x and terminating as of the end of the second fiscal quarter in which the debt service coverage ratio of the Crossroads Center Property for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than 1.60x.

A “Crossroads Center Cash Trap” means any period commencing as of the end of any fiscal quarter in which the debt service coverage ratio (as calculated under the loan documents) for the Crossroads Center Property for the twelve-month period immediately preceding such fiscal quarter end is less than 1.40x and terminating as of the end of the second fiscal quarter in which the debt service coverage ratio of the Crossroads Center Property for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than 1.40x.

■
Lockbox and Cash Management.  The Crossroads Center Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled blocked account.  The loan documents also require that all rents and other amounts (other than de minimis amounts collected at the Crossroads Center Property not exceeding $100,000 per year and certain multi-property, parent-level sponsorship revenue) received by the borrower or the property manager be deposited into a blocked account under lender’s control within three business days after receipt.  During the continuance of a Crossroads Center Trigger Period or an event of default under the Crossroads Center Loan, all amounts in the blocked account are swept to the lender-controlled cash management account on a daily basis.  On each business day that no event of default under the Crossroads Center Loan is continuing and no Crossroads Center Trigger Period is continuing, all amounts in the blocked account are required to be swept to an operating account pledged to lender but accessible by borrower.  During the continuance of a monetary event of default or following an acceleration of the Crossroads Center Loan, the lender may apply any funds in the cash management account to amounts payable under the Crossroads Center Loan and/or toward the payment of expenses of the Crossroads Center Property, in such order of priority as the lender may determine.

■
Property Management.  The Crossroads Center Property is currently self-managed by the borrower.  Under the loan documents, the Crossroads Center Property must remain managed by (1) General Growth Management, Inc., (2) General Growth Services, Inc., (3) any affiliate of General Growth Properties, Inc. (which may be the borrower if and so long as General Growth Properties, Inc. owns no less than a 35% interest in the borrower), or (4) a reputable and experienced management company possessing experience in managing properties of similar size and scope to the Crossroads Center Property that is otherwise reasonably acceptable to the lender and with respect to which the lender has received Rating Agency Confirmation.  During the continuance of an event of default under the Crossroads Center Loan, a material default by the property manager under the management agreement or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrower to replace the manager, if the property is not self-managed, or require the borrower to engage an approved property manager selected by lender (and, during the continuance of an event of default under the Crossroads Center Loan, the lender may require the borrower to terminate any agreement between the borrower and an affiliate of the borrower). In addition, during the continuance of a monetary or other material event of default under the Crossroads Center Loan, the lender may elect to prohibit payment of any management or leasing fees from amounts contained in any of the accounts constituting collateral for the Crossroads Center Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

CROSSROADS CENTER

■
Release of Collateral.  The borrower may obtain the release of certain vacant, non-income producing parcels in connection with the conveyance of such parcels to one or more third parties, without the payment of a release price, subject to certain conditions set forth in the loan agreement, including among others, that no event of default is continuing under the Crossroads Center Loan, that there would be no material adverse effect on the ability of the borrower to perform or lender to enforce any material provision of any loan document, or the value, net operating income, use, possession, operation or occupancy of the Crossroads Center Property, and receipt of Rating Agency Confirmation.  The borrower may also substitute certain vacant, non-income producing parcels of land for newly acquired parcels of land or acquire certain parcels of land to be added to the Crossroads Center Property, subject to certain conditions set forth in the loan agreement, including among others: (i) no event of default is continuing under the Crossroads Center Loan, and (ii) receipt of Rating Agency Confirmation.

■
Mezzanine or Subordinate Indebtedness.  Mezzanine debt is permitted from certain qualified institutional lenders meeting the requirements set forth in the loan agreement for the Crossroads Center Loan (or from multiple lenders, to the extent that more than 50% of such debt is held by such qualified institutional lenders) to a direct or indirect equity owner of borrower that is secured by a pledge of direct or indirect equity interests in borrower, so long as (i) immediately after giving effect to such debt, the aggregate loan-to-value ratio (as calculated under the loan documents) does not exceed 61.9%, (ii) immediately after giving effect to such debt, the aggregate debt service coverage ratio (as calculated under the loan documents) is at least 2.01x, (iii) a subordination and intercreditor agreement is received by the lender, (iv) the mezzanine debt is either coterminous with the Crossroads Center Loan or prepayable without premium or penalty from and after the maturity date of the Crossroads Center Loan, (v) if such mezzanine debt bears a floating rate of interest, the borrower obtains an interest rate cap or swap agreement, (vi) such mezzanine loan is a current-pay loan with no “pay-in-kind” feature and (vii) Rating Agency Confirmation has been obtained.

■
Terrorism Insurance.  So long as TRIPRA or a similar statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Crossroads Center Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Crossroads Center Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents and allocable to the Crossroads Center Property based on market rates (not including the terrorism and seismic components of that insurance), and if the cost of terrorism insurance exceeds such greater amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is no larger than $100,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Crossroads Center Property are separately allocated to the Crossroads Center Property.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PLAZA AMERICA TOWERS III & IV

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PLAZA AMERICA TOWERS III & IV

CARTIFACT
MARYLAND
VIRGINIA
Potomac River
Country Side
Dulles Town Crossing
Sterling
Herndon
Reston
Chantilly
Centreville
Fairfax
Vienna
Potomac
WASHINGTON-DULLES INT'L AIRPORT
DULLES TOLL RD
LEESBURG PIKE
SULLY RD
OLD OX RD
HERNDON PKY
FAIRFAX COUNTY PKY
LAWYERS RD
CHAIN BRIDGE RD
FOX MILL RD
S STERLING BLVD
Herndon Marketplace
Eden St Marketplace
Reston Hospital Ctr
Reston Town Ctr
USGS
Tysons Galleria
Tysons Corner Center
Fair Oaks Mall
Fair Lakes Shopping Center
George Mason University
Plaza America Towers III & IV
11720 and 11730 Plaza America Drive
Reston, VA 20190
Washington, D.C.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PLAZA AMERICA TOWERS III & IV

PLAZA AMERICA TOWERS III

FLOOR				
13th	Unisys Corp Suite 1300 22,328 SF 7/31/18			
12th	Unisys Corp Suite 1200 22,328 SF 7/31/18			
11th	Unisys Corp Suite 1100 22,328 SF 7/31/18			
10th	Unisys Corp Suite 1000 22,328 SF 7/31/18			
9th	Unisys Corp Suite 900 22,328 SF 7/31/18			
8th	Unisys Corp Suite 800 22,328 SF 7/31/18			
7th	Unisys Corp Suite 700 22,329 SF 7/31/18			
6th	Unisys Corp Suite 600 22,329 SF 7/31/18			
5th	Unisys Corp Suite 500 22,329 SF 7/31/18			
4th	Unisys Corp Suite 400 22,329 SF 7/31/18			
3rd	Unisys Corp Suite 300 22,329 SF 7/31/18			
2nd	Unisys Corp Suite 200 22,329 SF 7/31/18			
Lobby	Subway Real Estate Corp Suite 100 1,395 SF 4/30/16	Tisseront Suite 110 1,900 SF 2/28/18	Unisys Corp 7,607 SF 7/31/18	Unisys Corp 586 SF 7/31/18
Lower Level	Unisys Corp – Storage Suite LL01 3,179 SF 7/31/18			

Expires	2015	Expires	2016	Expires	2017	Expires	2018
Expires	2019	Expires	2020	Expires	2021	Expires	2022

** Stacking Plan does not include subleased space.*

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PLAZA AMERICA TOWERS III & IV

PLAZA AMERICA TOWERS IV

FLOOR	Tenant	Suite	SF	Expiration
7th	NCI Info Sys	Suite 700	25,442 SF	6/30/18
6th	Hamess, Dickey & Pierce	Suite 600	15,994 SF	3/31/18
6th	Hamess, Dickey & Pierce	Suite 610	2,303 SF	3/31/18
6th	Hamess, Dickey & Pierce	Suite 650	7,342 SF	3/31/18
5th	NCI Info Sys	Suite 500	25,637 SF	6/30/18
4th	NCI Info Sys	Suite 400	25,637 SF	6/30/18
3rd	Vacant	Suite 300	10,407 SF	
3rd	LeighFisher	Suite 310	7,088 SF	11/30/15
3rd	Dimension Data	Suite 340	8,142 SF	10/31/16
2nd	University of Phoenix	Suite 200	25,379 SF	7/31/17
1st	Vacant	Suite 130	3,758 SF	
1st	ARC Management	Suite 150	1,043 SF	8/31/20
1st	Wayne Myles	Suite 110	2,045 SF	1/31/15
1st	MJJ Jewelry	Suite 120	1,759 SF	2/28/19
1st	Vacant Storage	Suite 140	1,684 SF	
1st	Nikko Sushi & Hibachi	Suite 105	3,413 SF	12/31/22
1st	Melting Pot	Suite 100	8,314 SF	6/30/21
Lower Level	NCI Info Sys Storage		1750 SF	6/30/18
Lower Level	Vacant Storage		9,325 SF	

Vacant / MTM

Expires 2015	Expires 2019
Expires 2016	Expires 2020
Expires 2017	Expires 2021
Expires 2018	Expires 2022

** Stacking Plan does not include subleased space.*

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PLAZA AMERICA TOWERS III & IV

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Reston, Virginia	Cut-off Date Principal Balance		$100,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$213.19
Size (SF)	469,071	Percentage of Initial Pool Balance		7.5%
Total Occupancy as of 6/4/2013	94.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/4/2013	94.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	2002 / NAP	Mortgage Rate		5.54355%
Appraised Value	$167,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$16,658,248
Underwritten Expenses	$5,462,799	Escrows
Underwritten Net Operating Income (NOI)	$11,195,448		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$10,661,030	Taxes	$301,159	$150,579
Cut-off Date LTV Ratio	59.9%	Insurance	$88,695	$8,375
Maturity Date LTV Ratio	50.1%	Replacement Reserves	$0	$7,818
DSCR Based on Underwritten NOI / NCF	1.64x / 1.56x	TI/LC	$5,000,000	$107,502
Debt Yield Based on Underwritten NOI / NCF	11.2% / 10.7%	Other(1)	$3,140,138	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$100,000,000	87.0%	Loan Payoff	$84,857,859	73.8%
Mezzanine Loan Amount	15,000,000	13.0	Principal Equity Distribution	19,378,881	16.9
			Reserves	8,529,992	7.4
			Closing Costs	2,233,268	1.9
Total Sources	$115,000,000	100.0%	Total Uses	$115,000,000	100.0%

(1)	Other reserves represent unfunded obligations for unpaid tenant allowances and leasing commissions. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Plaza America Towers III & IV Loan”) is evidenced by a note in the original principal amount of $100,000,000 and is secured by a first mortgage encumbering two office towers located in Reston, Virginia known as Plaza America Towers III & IV (the “Plaza America Towers III & IV Property”).  The Plaza America Towers III & IV Loan was originated by Goldman Sachs Mortgage Company on June 20, 2013 and represents approximately 7.5% of the Initial Pool Balance.  The note evidencing the Plaza America Towers III & IV Loan has an outstanding principal balance as of the Cut-off Date of $100,000,000 and has an interest rate of 5.54355% per annum.  The borrower utilized a portion of the proceeds of the Plaza America Towers III & IV Loan to refinance existing debt on the Plaza America Towers III & IV Property.

The Plaza America Towers III & IV Loan had an initial term of 120 months and has a remaining term of 120 months.  The Plaza America Towers III & IV Loan requires payments of principal and interest in an amount sufficient to fully amortize the Plaza America Towers III & IV Loan over a 30-year amortization schedule.  The scheduled maturity date is July 6, 2023.  Voluntary prepayment of the Plaza America Towers III & IV Loan is prohibited prior to April 6, 2023.  Defeasance of the entire Plaza America Towers III & IV Loan with the direct non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Plaza America Towers III & IV Property is comprised of two office buildings (13 stories and 7 stories, respectively) containing approximately 469,071 SF and a parking structure with 1,712 parking spaces which is part of the collateral.  The Plaza America Towers III & IV Property shares parking facilities with the Plaza America retail shopping center, consisting of approximately 165,000 SF of retail space, and with two other buildings in the complex, Plaza America Towers I & II, (which includes additional structured parking for approximately 3,300 vehicles and 500 additional surface parking spaces), which are not part of the collateral. The Plaza America Towers III & IV Property was constructed in 2002. The Plaza America Towers III & IV Property is leased to a diverse group of tenants including Unisys Corp. (59.5% of GLA), NCI Information Systems (16.7% of GLA), Harness, Dickey & Pierce (5.5% of GLA) and University of Phoenix (5.4% of GLA). No other tenant occupies more than 2% of GLA. As of May 1, 2013, the Total Occupancy and Owned Occupancy were both 94.6%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PLAZA AMERICA TOWERS III & IV

The following table presents certain information relating to the tenants at the Plaza America Towers III & IV Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Unisys Corp(2)	NR / B1 / BB-	279,314	59.5%	$7,824,595	58.3%	$28.01	7/31/2018	2, 5-year options
NCI Information Systems	NR / NR / NR	78,466	16.7	2,605,442	19.4	33.20	6/30/2018	1, 5-year option
Harness, Dickey & Pierce	NR / NR / NR	25,639	5.5	969,731	7.2	37.82	3/31/2018	1, 5-year option
University of Phoenix	NR / NR / NR	25,379	5.4	913,246	6.8	35.98	7/31/2017	1, 5-year option
Dimension Data	NR / NR / NR	8,142	1.7	298,049	2.2	36.61	10/31/2016	1, 5-year option
LeighFisher	NR / NR / NR	7,088	1.5	249,892	1.9	35.26	11/30/2015	1, 5-year option
Melting Pot	NR / NR / NR	8,314	1.8	207,852	1.5	25.00	6/30/2021	2, 5-year options
Nikko Sushi & Hibachi	NR / NR / NR	3,413	0.7	87,885	0.7	25.75	12/31/2022	1, 5-year option
Wayne Myles	NR / NR / NR	2,045	0.4	80,048	0.6	39.14	1/31/2015	2, 5-year options
MJJ Jewelry	NR / NR / NR	1,759	0.4	68,847	0.5	39.14	2/28/2019	NA
Ten Largest Tenants		439,559	93.7%	$13,305,587	99.1%	$30.27
Remaining Tenants		4,338	0.9	127,050	0.9	29.29
Vacant		25,174	5.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		469,071	100.0%	$13,432,637	100.0%	$30.26

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Unisys Corp currently subleases 53,721 SF to 4 different tenants: Blackboard, Inc. (22,445 SF), Excelacom, Inc. (20,077 SF), Resonate Networks, Inc. (9,350 SF) and Santeon, Inc. (1,849 SF).

The following table presents the lease rollover schedule at the Plaza America Towers III & IV Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	9,133	1.9	1.9%	329,940	2.5	36.13	2
2016	9,537	2.0	4.0%	341,873	2.5	35.85	2
2017	25,379	5.4	9.4%	913,246	6.8	35.98	1
2018	385,319	82.1	91.5%	11,466,306	85.4	29.76	7
2019	1,759	0.4	91.9%	68,847	0.5	39.14	1
2020	1,043	0.2	92.1%	16,688	0.1	16.00	1
2021	8,314	1.8	93.9%	207,852	1.5	25.00	1
2022	3,413	0.7	94.6%	87,885	0.7	25.75	1
2023	0	0.0	94.6%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	94.6%	0	0.0	0.00	0
Vacant	25,174	5.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg	469,071	100.0%		$13,432,637	100.0%	$30.26	16

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Plaza America Towers III & IV Property:

Historical Leased %(1)
	2010	2011	2012
Owned Space	93.7%	95.8%	95.5%

(1)	As provided by the borrower which reflects average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PLAZA AMERICA TOWERS III & IV

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Plaza America Towers III & IV Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 4/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$12,238,659	$12,998,977	$13,295,861	$13,268,172	$13,432,637	$28.64
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	658,982	1.40
Total Rent	$12,238,659	$12,998,977	$13,295,861	$13,268,172	$14,091,619	$30.04
Total Reimbursables	3,058,007	3,388,345	3,211,173	3,239,388	3,535,755	7.54
Other Income(3)	79,660	56,009	49,584	37,477	61,751	0.13
Less Vacancy & Credit Loss	(312,439)	(113,649)	(851,042)	(812,583)	(1,030,877)	(2.20)
Effective Gross Income	$15,063,887	$16,329,682	$15,705,576	$15,732,454	$16,658,248	$35.51

Total Operating Expenses	$4,606,218	$4,932,938	$4,949,447	$5,145,846	$5,462,799	$11.65

Net Operating Income	$10,457,669	$11,396,744	$10,756,129	$10,586,608	$11,195,448	$23.87
TI/LC	0	0	0	0	440,604	0.94
Capital Expenditures	0	0	0	0	93,814	0.20
Net Cash Flow	$10,457,669	$11,396,744	$10,756,129	$10,586,608	$10,661,030	$22.73

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 6/4/2013 and rent steps through 7/31/2014.
(3)	Includes work order and overtime reimbursements, late fees, and other tenant income.

■	Appraisal. According to the appraisal, the Plaza America Towers III & IV Property had an “as-is” appraised value of $167,000,000 as of an effective date of May 29, 2013.

■	Environmental Matters. According to the Phase I environmental report, dated June 14, 2013, there are no recommendations for further action at the Plaza America Towers III & IV Property.

■
Market Overview and Competition.  The Plaza America Towers III & IV Property is located in Fairfax County in Reston, Virginia. Freeway access to the Plaza America Towers III & IV Property is provided by the Dulles Toll Road, and the Fairfax County Parkway. The Plaza America Towers III & IV Property is 7 miles from Washington Dulles International Airport, and 20 miles from downtown Washington, D.C. The Washington D.C. office market ended the first quarter 2013 with a vacancy rate of 17.1%. The vacancy rate rose over the previous year’s vacancy of 15.4%, with net absorption for Class A office properties totaling negative 731,150 SF in the first quarter. Rental rates ended the first quarter at $35.87 per SF, a slight decrease over the previous quarter rent of $35.92 per SF.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Plaza America Towers III & IV Property:

Office Lease Comparables(1)
	Plaza America Towers III & IV	One Dulles Corner	Monument IV at Worldgate	Plaza America Tower I	Plaza America Tower II	One Freedom Square	Two Discovery Square	Two Freedom Square
Year Built	2002	2008	2001	1999	1999	2000	2002	2002
Total GLA	469,071	167,755	230,067	234,784	280,504	447,384	187,254	421,676
Total Occupancy	94.6%	100%	85.3%	92.0%	52.7%	NAP	NAP	NAP
Quoted Rent Rate per SF	NAP	$34.50	$32.00	$35.00	$30.00 & $36.00	$48.00	$40.00	$46.00
Expense Basis	NAP	Full Service	Full Service	Full Service	Full Service	Full Service	Full Service	Full Service

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PLAZA AMERICA TOWERS III & IV

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Plaza America Towers III & IV Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	GLA (SF)	Sale Price	Sale Price per SF	Occupancy
Plaza America Towers III & IV	Reston	NAP	2002	469,071	NAP	NAP	95%
Arlington Gateway	Arlington	Mar-13	2005	323,077	$175,600,000	$543.52	99%
Dulles View	Herndon	Mar-13	2008	360,045	$100,000,000	$277.74	94%
Tysons Commerce Center	Vienna	Mar-13	1985	180,482	$50,900,000	$282.02	97%
Hunters Branch I & II	Fairfax	Dec-12	1987	402,336	$119,000,000	$295.77	91%
Reston Executive Center	Reston	Nov-12	1988	490,151	$126,250,000	$257.57	75%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Plaza Office Realty II, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Plaza America Towers III & IV Loan.  Tamares Real Estate Holdings, Inc. is the guarantor of the non-recourse carveouts under the Plaza America Towers III & IV Loan.

■
Escrows.  At origination, the borrower funded a reserve in the amount of $5,000,000 for tenant improvements and leasing commissions and a separate reserve in the amount of $3,140,138 in respect of certain unfunded obligations relating to the following tenants at the Plaza America Towers III & IV Property: Unisys ($2,000,000), NCI Information Systems ($1,112,661), MJJ Jewelry ($17,590) and Subway Real Estate Corp. ($6,387).  On each due date the borrower is required to fund (1) a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period, (2) a capital expenditure reserve in the monthly amount of $7,818, and (3) a tenant improvements and leasing commissions reserve in the monthly amount of $107,502, subject to the deposit of additional cash during an Excess TI/LC Reserve Period.  During an Excess TI/LC Reserve Period, which commences in February 2017, all available cash, after payment of monthly reserves and debt service, are deposited into the TI/LC reserve account until the earlier to occur of (x) the due date  as of which at least 85% of the space covered by the Unisys lease as of the origination date has been re-tenanted pursuant to leases meeting certain requirements under the loan documents or (y) the date on which the amount in the TI/LC reserve account is no less than the Plaza America Towers III & IV Maximum Rollover Reserve Amount or (z) the end of any trailing twelve month period ending on the last day of a fiscal quarter for which net operating income as calculated under the loan documents exceeds $9,507,389.40, excluding any income attributable to the Unisys lease in the calculation of net operating income unless (a) the Unisys lease covers no more than 10% of the aggregate rentable square footage of the Plaza America Towers III & IV Property and such lease has been extended so that it terminates no sooner than 12 months after the maturity date of the Plaza America Towers III & IV Loan or (b) the Unisys lease covers no more than 20% of the aggregate rentable square footage of the Plaza America Towers III & IV Property and such lease has been extended so that it terminates no sooner than 24 months after the maturity date of the Plaza America Towers III & IV Loan.

An “Excess TI/LC Reserve Period” means the period from (i) the due date occurring in February 2017 to (ii) the earlier of (x) the due date as of which at least 85% of the space covered by the Unisys lease as of the origination date of the Plaza America Towers III & IV Loan has been re-tenanted pursuant to qualifying leases in accordance with the loan documents or (y) the date on which the TI/LC reserve account contains an amount no less than the Plaza America Towers III & IV Maximum Rollover Reserve Amount or (z) the end of any trailing twelve month period ending on the last day of a fiscal quarter for which net operating income may exceed $9,507,389.40, (excluding any income attributable to the Unisys lease, unless either it covers no more than 10% of the aggregate rentable square footage of the Plaza America Towers III & IV Property, and has been extended such that it terminates no sooner than 12 months after the maturity date of the Plaza America Towers III & IV Loan, or it covers no more than 20% of the aggregate rentable square footage of the Plaza America Towers III & IV

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PLAZA AMERICA TOWERS III & IV

Property, and has been extended such that it terminates no sooner than 24 months after the maturity date in effect of the Plaza America Towers III & IV Loan).

The “Plaza America Towers III & IV Maximum Rollover Reserve Amount” means, as of the end of any trailing twelve month period ending on the last day of a fiscal quarter, an amount equal to the sum of (i) the product of (x) $40, times (y) the square footage of the Plaza America Towers III & IV Property that remains subject to the Unisys lease (but excluding (x) any space for which a tenant has entered into a direct prime lease with the borrower that will commence following, and extend beyond, the expiration of the Unisys lease, (y) storage space under the Unisys lease, such storage space not to exceed 3,200 SF and (z) all space covered by the Unisys lease, to the extent that either (1) the Unisys lease covers no more than 10% of the aggregate rentable square footage of the Plaza America Towers III & IV Property, and the Unisys lease has been extended such that it terminates no sooner than 12 months after the maturity date, or (2) the Unisys lease covers no more than 20% of the aggregate rentable square footage of the Plaza America Towers III & IV Property, and the Unisys lease has been extended such that it terminates no sooner than 24 months after the maturity date); plus (ii) the product of (x) $25, times (y) the sum of all other square footage at the Plaza America Towers III & IV Property (including square footage that was formerly subject to the Unisys lease and subsequently released from the Unisys lease, but excluding storage space not to exceed 12,000 SF) that is subject to leases that expire less than 12 months after the maturity date in effect as of the origination date. All vacant space at the Plaza America Towers III & IV Property will be treated as if it is subject to a lease that expires less than 12 months after the maturity date in effect as of the origination date.

A “Plaza America Towers III & IV Trigger Period” means: (A) any period from (i) the conclusion of any trailing twelve month period ending on the last day of a fiscal quarter during which net operating income as calculated under the loan documents is less than $9,507,389.40, to (ii) the conclusion of the second of any two trailing twelve month periods ending in consecutive fiscal quarters thereafter during each of which trailing twelve month period’s net operating income as calculated under the loan documents is equal to or greater than $9,507,389.40, (B) any period during the continuance of a mezzanine loan event of default, and/or (C) any period during (x) the continuance of a default under the Unisys lease or, (y) which the credit rating of the tenant under the Unisys lease as of the origination date of the Plaza America Towers III & IV Loan is downgraded to “B” or below by S&P and “B2” or below by Moody’s; provided that clause (C) will not be applicable once the Unisys lease covers no more than 10% of the aggregate rentable square footage of the Plaza America Towers III & IV Property.

■
Lockbox and Cash Management.  The Plaza America Towers III & IV Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to the lender-controlled lockbox accounts.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account or a blocked account under the control of the lender within two business days after receipt.  So long as no event of default or Plaza America Towers III & IV Trigger Period is then continuing, all amounts in the lockbox accounts are swept on a daily basis to an operating account accessible by the borrower but pledged to the lender.  During the continuance of an event of default or Plaza America Towers III & IV Trigger Period, all amounts in any blocked account are swept to the lender-owned cash management account, rather than to the borrower.  During the continuance of an event of default under the Plaza America Towers III & IV Loan, the lender may prohibit the borrower’s access to the funds contained in the operating account and apply any funds in the cash management account toward the payment of monthly budgeted operating expenses, followed by expenses of the Plaza America Towers III & IV Property and then to amounts payable under the Plaza America Towers III & IV Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PLAZA AMERICA TOWERS III & IV

■
Property Management.  The Plaza America Towers III & IV Property is currently managed by ARC Management, L.L.C., an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Plaza America Towers III & IV Property may not be managed by any other party, other than (1) any direct or indirect wholly-owned affiliate of ARC Management, L.L.C or (2) another management company approved by the lender and with respect to which Rating Agency Confirmation has been received.  Upon the occurrence of an event of default, a material default by the property manager under the management agreement beyond any applicable cure period or the filing of a bankruptcy petition or a similar event with respect to the property manager, the lender may require the borrower to replace the property manager with a new property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■
Mezzanine or Subordinate Indebtedness.  A mezzanine loan exists in the amount of $15,000,000 to PAOD II Realty, LLC, the owner of the limited liability company interests in the borrower.  The mezzanine loan is secured by a pledge of 100% of the ownership interests in the borrower and has an interest rate of 9.2500% per annum.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Plaza America Towers III & IV Property, plus twelve months of business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Plaza America Tower III & IV Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents, and if the cost of terrorism insurance exceeds such amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to that amount.  The terrorism insurance is required to contain a deductible that is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Plaza America Towers III & IV Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

345 PARK AVENUE SOUTH

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

345 PARK AVENUE SOUTH

CARTIFACT
MIDTOWN SOUTH
KOREA TOWN
KIPS BAY
FLATIRON DISTRICT
MADISON SQUARE PARK
GRAMERCY PARK
UNION SQUARE
STUYVESANT SQUARE
EMPIRE STATE BUILDING
KIPS BAY PLAZA
11 MADISON
1 MADISON
345 Park Avenue South
345 Park Avenue South
New York, NY 10010
West New York
Union City
Hoboken
Jersey City
MANHATTAN
New York
QUEENS
BROOKLYN
Central Park
W 36TH STREET
W 35TH STREET
W 34TH STREET
E 34TH STREET
W 33RD STREET
W 32ND STREET
W 31ST STREET
W 30TH STREET
W 29TH STREET
W 28TH STREET
W 27TH STREET
W 26TH STREET
W 24TH STREET
W 23RD STREET
E 23RD STREET
W 22ND STREET
W 21ST STREET
W 20TH STREET
W 19TH STREET
W 18TH STREET
W 17TH STREET
W 16TH STREET
W 15TH STREET
W 14TH STREET
E 14TH STREET
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE SOUTH
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
FIRST AVENUE
BROADWAY
UNION SQUARE NORTH
UNION SQUARE WEST
UNION SQUARE EAST
GRAMERCY PARK NORTH
GRAMERCY PARK SOUTH

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

345 PARK AVENUE SOUTH

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$100,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$368.81
Size (SF)	271,144	Percentage of Initial Pool Balance		7.5%
Total Occupancy as of 4/1/2013	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/1/2013	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1912 / 1999	Mortgage Rate		4.4340%
Appraised Value	$190,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$14,217,885
Underwritten Expenses	$5,813,998	Escrows
Underwritten Net Operating Income (NOI)	$8,403,887		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,076,014	Taxes	$1,305,924	$217,654
Cut-off Date LTV Ratio	52.6%	Insurance	$0	$0
Maturity Date LTV Ratio	52.6%	Replacement Reserves	$0	$4,407
DSCR Based on Underwritten NOI / NCF	1.87x / 1.80x	TI/LC	$0	$22,917
Debt Yield Based on Underwritten NOI / NCF	8.4% / 8.1%	Other(1)(2)	$318,910	$196,071

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$100,000,000	99.9%	Loan Payoff	$79,847,585	79.8%
Other Sources	100,000	0.1	Principal Equity Distribution	17,207,444	17.2
			Reserves	1,624,834	1.6
			Other Uses	1,332,369	1.3
			Closing Costs	87,767	0.1
Total Sources	$100,100,000	100.0%	Total Uses	$100,100,000	100.0%

(1)	The other upfront reserve of $318,910 represents a deferred maintenance reserve.
(2)
The other monthly reserve deposit represents a reserve for payments of certain amounts under the lease with Digitas Inc.  The other monthly reserve deposit payment from July 2013 through the payment date in March 2014 is $196,071.  Thereafter, the other monthly reserve deposit payment for the April 2014 due date through the due date in March 2016 is $147,053.  See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “345 Park Avenue South Loan”) is evidenced by a note in the principal amount of $100,000,000 and is secured by a first mortgage encumbering the borrower’s interest in a 271,144 SF, Class B office building located in New York, New York (the “345 Park Avenue South Property”).  The 345 Park Avenue South Loan was originated by Citigroup Global Markets Realty Corp. on May 30, 2013 and represents approximately 7.5% of the Initial Pool Balance.  The 345 Park Avenue South Loan has an outstanding principal balance as of the Cut-off Date of $100,000,000 and an interest rate of 4.4340% per annum.  The proceeds of the 345 Park Avenue South Loan were primarily used to refinance existing debt on the 345 Park Avenue South Property, pay closing costs, set up reserves in connection with the 345 Park Avenue South Loan, and return equity to the principals of the borrower.

The 345 Park Avenue South Loan had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires payments of interest only for the entire term of the 345 Park Avenue South Loan. The scheduled maturity date of the 345 Park Avenue South Loan is the due date in June 2023.  Voluntary prepayment of the 345 Park Avenue South Loan is permitted on or after the due date in March 2023.  Defeasance of the 345 Park Avenue South Loan with certain direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of the United States of America, is permitted at any time after the second anniversary of the Closing Date.

■
The Mortgaged Property.  The 345 Park Avenue South Property is a 271,144 SF, 12-story, office building located in New York, New York.  The 345 Park Avenue South Property is situated on a corner location on Park Avenue South between East 25th and East 26th streets within the Midtown South office submarket of Manhattan.  This area is defined by 32nd Street to the north, 14th Street to the south, the East River to the east and Sixth Avenue to the west with Madison Square Park located in the center of the neighborhood.  The area is accessible via local and regional mass transit services.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

345 PARK AVENUE SOUTH

The 345 Park Avenue South Property was constructed in 1912 and renovated in 1999.  As of April 1, 2013, the Total Occupancy and Owned Occupancy were both 100.0%. The tenants at the 345 Park Avenue South Property include Digitas Inc., which occupies 100% of the office space on floors two through 12, and three ground floor retail tenants.  The ground floor retail tenants occupy 100% of the ground floor space and consist of Bank of America, N.A., Doral Bank FSB and Lamoraga NYC LLC.  The basement space at the 345 Park Avenue South Property is used for tenant storage.

The following table presents certain information relating to the major tenants at the 345 Park Avenue South Property:

Largest Owned Tenants Based On Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Digitas Inc.(2)	NR / Baa2 / BBB+	245,538	90.6%	$9,900,372	82.3%	$40.32	11/30/2021	2, 5-year options
Bank of America, N.A.	A / Baa2 / A-	7,000	2.6	1,341,994	11.2	191.71	10/31/2019	1, 5-year option
Doral Bank FSB	CCC / Caa1 / CCC-	7,635	2.8	424,733	3.5	55.63	3/31/2026	NA
Lamoraga NYC LLC	NR / NR / NR	9,465	3.5	360,500	3.0	38.09	7/31/2027	1, 5-year option
Largest Owned Tenants		269,638	99.4%	$12,027,599	100.0%	$44.61
Remaining Space(3)		1,506	0.6	0	0.0	0.00
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		271,144	100.0%	$12,027,599	100.0%	$44.36

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Digitas Inc. has the option to terminate its lease effective March 25, 2018 upon not less than 18 months prior notice and the payment of a fee.
(3)	Remaining Space represents 1,506 SF of storage space.

The following table presents the lease rollover schedule at the 345 Park Avenue South Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	1,506	0.6	0.6%	0	0.0	0.00	2
2014	0	0.0	0.6%	0	0.0	0.00	0
2015	0	0.0	0.6%	0	0.0	0.00	0
2016	0	0.0	0.6%	0	0.0	0.00	0
2017	0	0.0	0.6%	0	0.0	0.00	0
2018	0	0.0	0.6%	0	0.0	0.00	0
2019	7,000	2.6	3.1%	1,341,994	11.2	191.71	1
2020	0	0.0	3.1%	0	0.0	0.00	0
2021	245,538	90.6	93.7%	9,900,372	82.3	40.32	1
2022	0	0.0	93.7%	0	0.0	0.00	0
2023	0	0.0	93.7%	0	0.0	0.00	0
2024 & Thereafter	17,100	6.3	100.0%	785,233	6.5	45.92	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	271,144	100.0%		$12,027,599	100.0%	$44.36	6

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	2013 represents 1,506 SF of storage space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

345 PARK AVENUE SOUTH

The following table presents certain information relating to historical leasing at the 345 Park Avenue South Property:

Historical Leased %(1)
	2007	2008	2009	2010	2011	2012	TTM 2/28/2013
Owned Space	96.4%	93.9%	93.3%	95.1%	97.2%	99.9%	100.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 345 Park Avenue South Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 2/28/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$10,290,182	$6,986,434	$10,679,181	$10,743,111	$11,172,726	$41.21
Contractual Rent Steps	0	0	0	0	854,873	3.15
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$10,290,182	$6,986,434	$10,679,181	$10,743,111	$12,027,599	$44.36
Total Reimbursables	2,372,477	2,738,211	2,419,980	2,303,510	1,833,353	6.76
Other Income(3)	1,149,049	791,148	807,516	908,726	780,669	2.88
Vacancy & Credit Loss	0	0	0	0	(423,737)	(1.56)
Effective Gross Income	$13,811,708	$10,515,793	$13,906,677	$13,955,347	$14,217,885	$52.44

Total Operating Expenses	$6,094,843	$5,795,783	$5,916,784	$6,045,648	$5,813,998	$21.44

Net Operating Income	$7,716,865	$4,720,010	$7,989,893	$7,909,699	$8,403,887	$30.99
TI/LC	0	0	0	0	52,873	0.20
Capital Expenditures	0	0	0	0	275,000	1.01
Net Cash Flow	$7,716,865	$4,720,010	$7,989,893	$7,909,699	$8,076,014	$29.78

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten base rent is based on contractual rents as of 4/1/2013 and contractual rent steps ($49,112) through 3/31/2014, plus the present value of future rent escalations ($805,761) for Digitas Inc. and for Bank of America, N.A. through the term of each respective lease.

(3)	Other Income includes electric sub-metering reimbursements from Digitas Inc. and Bank of America, N.A. and tenant service income.

■	Appraisal. According to the appraisal, the 345 Park Avenue South Property had an “as-is” appraised value of $190,000,000 as of an effective date of May 1, 2013.

■
Environmental Matters.  According to the Phase I environmental report dated April 16, 2013, the environmental consultant recommended no further action other than Operations and Maintenance (O&M) plans for asbestos which is already in place.

■
Market Overview and Competition.  According to a market report, as of the first quarter of 2013, the total New York City office market consisted of approximately 546 million SF comprised of 3,946 buildings.  The direct vacancy rate was 7.2% and the average gross rental rate was $49.78 per square foot.  Class B office properties within the overall New York City office market reported a direct vacancy of 5.6% and an average gross rent of $45.87 per square foot. Year-to-date Class B net absorption was a positive 207,647 SF through March 2013.

The 345 Park Avenue South Property is located in New York, New York, within the Midtown South office submarket of Manhattan.  Midtown South’s central corridors run north and south along Park, Madison, Fifth, and Sixth Avenues and Broadway.  The aforementioned avenues and their connecting crosstown streets represent the majority of commercial activity within the area.  The 345 Park Avenue South Property is near Grand Central, Penn Station, the Port Authority Bus Terminal, and multiple subway lines.  In addition to Madison Square Park, the 345 Park Avenue South Property is close to Union Square, Gramercy Park, the Stuyvesant Town residential complex, and numerous restaurants.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

345 PARK AVENUE SOUTH

As of the first quarter of 2013, the Midtown South office submarket consisted of approximately 100.3 million SF comprised of 1,332 buildings.  The direct vacancy rate was 5.8% and the average gross rental rate was $48.54 per square foot.  Class B office properties within the Midtown South submarket reported a direct vacancy of 4.4% and an average gross rent of $53.58 per square foot.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 345 Park Avenue South Property:

Office Lease Comparables(1)

Property	Total GLA	Asking Rent per SF
345 Park Avenue South	271,144	$44.36
149 Fifth Avenue	150,000	$62.90
401 Park Avenue South	210,000	$60.31
110 Fifth Avenue	170,000	$67.86
245 Fifth Avenue	258,358	$58.77
100-104 Fifth Avenue	146,200	$63.42
620 Avenue of the Americas	100,000	$63.54
101 Avenue of the Americas	386,748	$68.03
257 Park Avenue South	185,000	$62.52
Total / Wtd. Avg.(2)	1,606,306	$63.70

(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the 345 Park Avenue South Property.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the 345 Park Avenue South Property:

Office Sales Comparables(1)
Property Name	City	Manhattan Submarket	Sale Date	Year Built	Total GLA	Sale Price	Sale Price PSF	Occupancy
315 Park Avenue South	New York	Midtown South	April 2013	1910	334,659	$227,500,000	$679.80	99%
1619 Broadway	New York	Midtown	March 2013	1931	180,363	$185,000,000	$1,025.71	31%
450 West 15th Street	New York	Midtown South	January 2013	1907 / 1995	323,979	$285,000,000	$879.69	96%
551 Madison Avenue	New York	Midtown	December 2012	1922 / 2009	149,675	$128,000,000	$855.19	90%
245 West 17th Street	New York	Midtown South	November 2012	1962	284,546	$120,000,000	$421.72	100%
220 West 42nd Street	New York	Midtown	November 2012	1924	227,685	$261,000,000	$1,146.32	100%
285 Madison Avenue	New York	Midtown	October 2012	1926	415,638	$189,250,000	$455.32	0%
350 Madison Avenue	New York	Midtown	October 2012	1924 / 2001	393,684	$261,000,000	$662.97	70%
104 West 40th Street	New York	Midtown	October 2012	1962	210,342	$105,000,000	$499.19	71%
521 Fifth Avenue	New York	Midtown	September 2012	1929	499,187	$315,000,000	$631.03	87%
400 Madison Avenue	New York	Midtown	June 2012	1929 / 2000	184,859	$139,600,000	$755.17	95%

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

345 PARK AVENUE SOUTH

■
The Borrower.  The borrower is 345 PAS Owner, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 345 Park Avenue South Loan.  Aby Rosen and Michael Fuchs are the non-recourse carveout guarantors of the 345 Park Avenue South Loan.

■
Escrows.  In connection with the origination of the 345 Park Avenue South Loan, the borrower funded aggregate reserves of $1,624,834 with respect to the 345 Park Avenue South Property, comprised of: (i) $1,305,924 for real estate taxes and (ii) $318,910 for deferred maintenance.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the 345 Park Avenue South Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, provided, however, that reserve deposits are not required in respect of insurance premiums where the borrower is maintaining an approved umbrella or blanket policy in accordance with the loan documents, (iii) a replacement reserve in an amount equal to $4,406.83, (iv) a tenant improvement and leasing commission reserve in an amount equal to $22,917.00, and (v) a reserve for payment of certain borrower obligations under the Digitas lease in an amount equal to $196,071.11 from the due date in July 2013 through the due date in March 2014, and in an amount equal to $147,053.33 from the due date in April 2014 through the due date in March 2016, to be disbursed to borrower for reimbursement of certain tenant improvement allowances permitted under the Digitas lease.

In addition, on each due date occurring after the occurrence and during the continuance of a 345 Park Avenue South Trigger Period arising from the debt service coverage ratio (as calculated under the loan documents) being less than 1.20x, borrower is required to deposit (or cause to be deposited) into an excess cash flow account an amount equal to the excess cash flow generated by the 345 Park Avenue South Property for the immediately preceding interest accrual period.  On each due date occurring after the occurrence and during the continuance of a Major Tenant Event Trigger Period, borrower is required to deposit (or cause to be deposited) into the tenant improvement and leasing commission reserve account such excess cash flow and any early termination fee or payment or other termination fee or payment paid by any tenant under any lease.  In the event such excess cash flow and/or fee is deposited in connection with a Major Tenant Event Trigger Period resulting from Digitas electing to not extend or failing to renew its lease (in accordance with the loan documents), and such Major Tenant Event Trigger Period is subsequently cured, lender is required to disburse to borrower any remaining excess cash flow and/or payment funds deposited in connection therewith upon satisfaction by the borrower of each of the conditions set forth in the loan documents.

In addition, on each due date occurring after the occurrence and during the continuance of a Major Tenant Event Trigger Period, the borrower is required to deposit (or cause to be deposited) into the tenant improvement and leasing commission reserve account an amount equal to the excess cash flow generated by the 345 Park Avenue South Property for the immediately preceding interest accrual period. In addition, pursuant to the loan documents, borrower is required to deposit any early termination fee or payment or other termination fee or payment paid by any tenant under any lease into the tenant improvement and leasing commission reserve account.

Amounts deposited into the tenant improvement and leasing commission reserve account pursuant to the loan documents from excess cash flow during a Major Tenant Event Trigger Period arising solely from Digitas failing to renew or extend its lease are referred to as the “Digitas Non-Renewal Funds.” If such Major Tenant Event Trigger Period arising solely from Digitas failing to renew or extend its lease subsequently ends, the lender is required to disburse to borrower any remaining Digitas Non-Renewal Funds upon satisfaction by the borrower of each of the conditions set forth in the loan documents.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

345 PARK AVENUE SOUTH

“345 Park Avenue South Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the loan documents, (ii) the debt service coverage ratio as calculated under the loan documents being less than 1.20x, (iii) any tenant under a Major Lease being insolvent or becoming subject to any case, proceeding or other action under the U.S. bankruptcy code and/or any creditors rights laws seeking to have an order for relief entered with respect to any tenant under a Major Lease, or seeking to adjudicate any tenant under a Major Lease as bankrupt or insolvent, or seeking reorganization, liquidation or dissolution of any tenant under a Major Lease, (iv) any tenant under a Major Lease being in default under its lease beyond applicable notice and cure periods, (v) any tenant under a Major Lease giving notice in writing that it is terminating, cancelling and/or rejecting its Major Lease (including, without limitation, rejection of such Major Lease in any bankruptcy or similar insolvency proceeding) in accordance with a termination or cancellation right set forth in such lease and/or such Major Lease otherwise fails to be in full force and effect, and (vi) Digitas electing to not extend or failing to renew its lease in accordance with the loan documents, and (B) expiring upon (u) in the case of clause (i) above, the cure (if applicable) of such event of default, (v) in the case of clause (ii) above, the date on which the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.20x for two consecutive calendar quarters, (w) in the case of clause (iii) above, such tenant under a Major Lease has affirmed its lease in the applicable bankruptcy proceeding pursuant to a final, non-appealable order of a court of competent jurisdiction, (x) in the case of clause (iv) above, borrower has provided to lender evidence satisfactory to lender that such default under such Major Lease has been cured and the tenant under such Major Lease is paying full unabated rent, (y) in the case of clause (v) above, borrower has provided lender evidence satisfactory to lender that such tenant under a Major Lease has revoked or rescinded all termination, cancellation and/or rejection notices with respect to its lease and has re-affirmed its lease as being in full force and effect, and (z) in the case of clause (vi) above, either (I) the Digitas lease being extended or renewed for a minimum of five years or (II) the earlier of (x) the space under the Digitas lease has been leased pursuant to one or more qualified replacement leases (as determined under the loan documents) whose terms expire no earlier than November 30, 2026 and the tenants under such qualified replacement leases are in occupancy, open for business and paying full unabated rent and (y) the debt service coverage ratio being equal to or greater than 1.20x for two consecutive calendar quarters, in each case, so long as no other 345 Park Avenue South Trigger Period then exists.

“Major Tenant Event Trigger Period” shall mean a 345 Park Avenue South Trigger Period (i) commenced pursuant to any of clauses (A)(iii) through (A)(vi) of the definition of “345 Park Avenue South Trigger Period” which has not expired pursuant to clauses (B)(w) through (B)(z) of the definition of “345 Park Avenue South Trigger Period,” as applicable, in each case, regardless of whether a 345 Park Avenue South Trigger Period then exists as a result of the debt service coverage ratio being less than 1.20x; provided that in no event shall a Major Tenant Event Trigger Period exist if a 345 Park Avenue South Trigger Period resulting from the continuance of an event of default is then continuing.

“Major Lease” means (i) any lease which, individually or when aggregated with all other leases at the 345 Park Avenue South Property with the same tenant or its affiliate (and assuming the exercise of all expansion rights and all preferential rights to lease additional space), demises 40,000 square feet or more of the 345 Park Avenue South Property’s gross leasable area, (ii) any lease which contains any option, offer, right of first refusal or other similar entitlement to acquire or encumber all or any portion of the 345 Park Avenue South Property (other than an option or right of first refusal or other similar entitlement to lease additional space at the 345 Park Avenue South Property), (iii) any lease which is with an affiliate of borrower or an affiliate of a guarantor (but excluding any license with an affiliate of borrower or an affiliate of a guarantor for the purpose of storing art owned by such affiliate in the basement of the property so long as such license is terminable (without payment of a fee) by borrower upon not more than thirty days’ notice), and (iv) any lease entered into during an event of default.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

345 PARK AVENUE SOUTH

■
Lockbox and Cash Management.  The 345 Park Avenue South Loan is structured with a hard lockbox with in-place cash management, which was established upon closing of the 345 Park Avenue South Loan.  The loan documents require the borrower to direct the tenants to pay their rents directly to the lender controlled lockbox account.  The loan documents also require the borrower and property manager to deposit all revenues derived from the 345 Park Avenue South Property to be directly deposited into a lender controlled lockbox account within two business days after receipt; provided, however, that the loan documents require the borrower to deposit any termination fee or payment paid by any tenant under any lease directly into the tenant improvement and leasing commission reserve account within two business days after receipt.  The funds in the lockbox account are swept on a daily basis into the cash management account.  So long as no event of default has occurred and is continuing, on each due date, lender or servicer, as applicable, is required to disburse all funds on deposit in the cash management account to pay required reserves, debt service, and all other amounts due under the loan documents, and then (i) during the continuance of a 345 Park Avenue South Trigger Period, funds sufficient to pay an amount equal to the operating expense monthly deposit are to be deposited into the operating expense account, or (ii) to the extent no 345 Park Avenue South Trigger Period exists, funds sufficient to pay an amount equal to the operating expense monthly deposit are to be disbursed to the borrower.  Any amounts remaining in the cash management account after such disbursements are (i) to the extent that a Major Tenant Event Trigger Period is continuing, to be deposited into the tenant improvement and leasing commission reserve account, or (ii) to the extent that no Major Tenant Event Trigger Period is continuing, but that a 345 Park Avenue South Trigger Period resulting from the debt service coverage ratio being less than 1.20x is continuing, to be deposited into the excess cash flow account, and (iii) to the extent that no 345 Park Avenue South Trigger Period then exists, to be disbursed to the borrower.  Furthermore, during the continuance of a 345 Park Avenue South Trigger Period other than a Major Tenant Event Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and the funding of required monthly escrows, be reserved and held as additional collateral for the loan.

■
Property Management.  The 345 Park Avenue South Property is currently managed by RFR Realty LLC, an affiliate of the borrower.  Under the loan documents, RFR Realty LLC cannot be replaced as manager of the 345 Park Avenue South Property by the borrower, except (1) with a specified management company identified in the loan documents or (2) with a management company meeting certain criteria specified in the loan documents including delivery to lender of a Rating Agency Confirmation. The lender may replace (or require the borrower to replace) the property manager if (i) there is a default by the property manager under the management agreement after the expiration of any applicable cure period, (ii) there exists an event of default under the 345 Park Avenue South Loan which remains uncured and is continuing, (iii) the property manager commits certain acts of fraud, gross negligence, willful misconduct or misappropriation of funds which remain uncured, or (iv) certain bankruptcy related events occur with respect to the property manager.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. To the extent lender determines such insurance is available, borrower is required to carry terrorism insurance with respect to “all risk” or “special perils” insurance in an amount equal to the full replacement cost of the 345 Park Avenue South Property, eighteen months of business interruption insurance, certain commercial general liability insurance, and certain umbrella liability insurance; provided that, in the event the TRIPRA or subsequent similar statute, or reauthorization or extension of either of the foregoing is no longer in effect the borrower is required to maintain terrorism insurance, but is not required to spend, with respect to terrorism insurance, more than two times the then-current premium with respect to the “all risk” or “special perils” insurance, commercial general liability insurance, business interruption insurance, and umbrella liability insurance (without giving effect to the cost of any terrorism component of such insurance); provided further that to the extent that such insurance is maintained pursuant to a blanket policy if such blanket policy covers any property (other than the 345 Park Avenue South Property) which is within 1,000 feet of the 345 Park Avenue South Property (the “Radius”), the limits of any such policy will be adequate to maintain the coverage set forth above for each property within the Radius that is covered by such blanket policy calculated on a total insured value basis, to the extent such coverage is commercially available.   See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

HOLIDAY INN – 6TH AVENUE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HOLIDAY INN – 6TH AVENUE

Holiday Inn - 6th Avenue
125 West 26th Street
New York, NY 10001
GARMENT DISTRICT
MIDTOWN SOUTH
KOREA TOWN
CHELSEA
FLATIRON DISTRICT
MADISON SQUARE PARK
MADISON SQUARE GARDEN
UNITED STATES GENERAL POST OFFICE
PENN STATION
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE SOUTH
BROADWAY
W 34TH STREET
E 34TH STREET
W 23RD STREET
E 23RD STREET
UNION SQUARE
CARTIFACT
West New York
Union City
Hoboken
Jersey City
MANHATTAN
QUEENS
BROOKLYN
New York

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HOLIDAY INN – 6TH AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$80,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$353,982.30
Size (Rooms)	226	Percentage of Initial Pool Balance		6.0%
Total TTM Occupancy as of 4/30/2013	91.2%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 4/30/2013	91.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	2008 / 2013	Mortgage Rate		4.49175%
Appraised Value	$113,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
Underwritten Revenues	$18,068,261
Underwritten Expenses	$8,652,926	Escrows
Underwritten Net Operating Income (NOI)	$9,415,335
Underwritten Net Cash Flow (NCF)	$8,692,604		Upfront	Monthly
Cut-off Date LTV Ratio	70.5%	Taxes	$872,620	$145,437
Maturity Date LTV Ratio(1)	54.2%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.94x / 1.79x	FF&E(2)	$0	$49,291
Debt Yield Based on Underwritten NOI / NCF	11.8% / 10.9%	Other(3)	$2,519,204	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$80,000,000	68.6%	Purchase Price	$113,000,000	96.9%
Principal’s New Cash Contribution	$36,636,659	31.4%	PIP Reserve(4)	$2,432,789	2.1%
			Reserves	$959,035	0.8%
			Closing Costs	$244,835	0.2%
Total Sources	$116,636,659	100.0%	Total Uses	$116,636,659	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $126,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 60.2%.
(2)	The monthly FF&E reserve is equal to the greater of any franchise-mandated amount and 4% of the preceding month’s revenue. See “—Escrows” below.
(3)	Other reserve represents a property improvement plan reserve (“PIP”) ($2,432,789) and a deferred maintenance reserve ($86,415).
(4)
In conjunction with obtaining a 15 year franchise agreement (the “Franchise Agreement”), the borrower is required to complete a PIP of $2,432,789, which is expected to be completed substantially over the first 12 months of the Holiday Inn – 6th Avenue Loan. See “—Escrows” and “—Property Improvement Plan and Capital Plan” below.

■
The Mortgage Loan.  The mortgage loan (the “Holiday Inn – 6th Avenue Loan”) is evidenced by a promissory note in the principal amount of $80,000,000 and is secured by a first mortgage encumbering a 226-room hotel located in New York, New York (the “Holiday Inn – 6th Avenue Property”).  The Holiday Inn – 6th Avenue Loan was originated by Goldman Sachs Mortgage Company on June 6, 2013 and represents approximately 6.0% of the Initial Pool Balance.  The note evidencing the Holiday Inn – 6th Avenue Loan has a principal balance as of the cut-off date of $80,000,000 and an interest rate of 4.49175% per annum.  The borrower acquired the Holiday Inn – 6th Avenue Property using the proceeds of the Holiday Inn – 6th Avenue Loan and cash equity.

The Holiday Inn – 6th Avenue Loan had an initial term of 120 months and has a remaining term of 119 months.  The Holiday Inn – 6th Avenue Loan requires (i) payments of interest only during the first 24 months of the initial term and (ii) payments of interest and principal during the remaining term of the loan based on a 30-year amortization schedule.  The scheduled maturity date is the due date in June 2023.  Voluntary prepayment of the Holiday Inn – 6th Avenue Loan is prohibited prior to February 6, 2023.  Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Holiday Inn – 6th Avenue Property is a 226-room hotel located in New York, New York.  The Holiday Inn – 6th Avenue Property was constructed in 2008 and is currently undergoing continuing improvements associated with an estimated $2.4 million PIP to be completed substantially over the first 12 months of the Holiday Inn – 6th Avenue Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HOLIDAY INN – 6TH AVENUE

The following table presents certain information relating to the 2012 market mix with respect to the Holiday Inn – 6th Avenue Property, as provided in the appraisal for the Holiday Inn – 6th Avenue Property:

2012 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Holiday Inn – 6th Avenue	5%	45%	50%

(1)      Source: Appraisal.

The following table presents certain information relating to the trailing twelve month period through April 2013 penetration rates relating to the Holiday Inn – 6th Avenue Property, as provided in April 2013 STR Report:

TTM Through 5/31/2013 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Holiday Inn – 6th Avenue	97.9%	98.3%	96.2%

(1)	Source: May 2013 STR Report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Holiday Inn – 6th Avenue Property:

Holiday Inn – 6th Avenue(1)
	2010	2011	2012	TTM 4/30/2013
Occupancy	92.8%	92.9%	91.5%	91.2%
ADR	$197.06	$214.37	$225.88	$226.55
RevPAR	$182.95	$199.06	$206.65	$206.62

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Holiday Inn – 6th Avenue Property:

Cash Flow Analysis

	2010	2011	2012	TTM 4/30/2013	Underwritten	Underwritten $ per Room
Room Revenue	$15,091,433	$16,420,340	$17,093,611	$17,044,059	$17,640,510	$78,055
Telephone Revenue	34,613	24,839	18,302	18,960	18,918	84
Other Revenue(1)	293,629	351,327	355,144	409,748	408,833	1,809
Total Revenue	$15,419,675	$16,796,506	$17,467,057	$17,472,767	$18,068,261	$79,948
						0
Room Expense	$3,082,939	$3,316,755	$3,342,025	$3,179,381	$3,290,642	$14,560
Telephone Expense	25,551	27,849	26,462	26,237	26,178	116
Other Expense	39,882	63,666	41,265	53,257	53,138	235
Total Departmental Expense	$3,148,372	$3,408,270	$3,409,752	$3,258,875	$3,369,959	$14,911
Total Undistributed Expense(2)	3,269,987	$3,529,968	3,383,502	3,428,015	$3,639,549	$16,104
Total Fixed Charges	989,805	$1,113,162	1,188,366	1,265,180	1,643,418	7,272
Total Operating Expenses	7,408,164	8,051,400	7,981,620	7,952,070	$8,652,926	$38,287
						0
Net Operating Income	$8,011,511	$8,745,106	$9,485,437	$9,520,697	$9,415,335	$41,661
FF&E	616,787	671,860	698,682	698,911	722,730	3,198
Net Cash Flow	$7,394,724	$8,073,246	$8,786,755	$8,821,786	$8,692,604	$38,463

(1)	Other revenue includes the restaurant lease income, laundry and other miscellaneous items.
(2)
The underwritten total undistributed expense includes a contractual management fee equal to 3.0% of total revenue and a franchise royalty fee equal to 4.2% of underwritten room revenue, which reflects the average fee to be paid by borrower over the term of the Holiday Inn – 6th Avenue Loan. The historical total undistributed expense includes a franchise royalty fee of 3.1% to 4.5%, reflecting the terms of the Franchise Agreement under prior ownership.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HOLIDAY INN – 6TH AVENUE

■
Appraisal.  According to the appraisal, the Holiday Inn – 6th Avenue Property had an “as-is” appraised value of $113,500,000 as of an effective date of May 21, 2013.  The “as-is” value is comprised of the valuation of the physical property ($115,900,000) and a capital deduction of $2,400,000 pertaining to a PIP.

■
Environmental Matters.  According to a Phase I environmental report, dated May 1, 2013, there are no recognized environmental conditions or recommendations for further action at the Holiday Inn – 6th Avenue Property.

■
Market Overview and Competition.   The Holiday Inn – 6th Avenue Property is located at 125 West 26th Street, midblock between 6th and 7th Avenue in the Chelsea neighborhood of New York City. The Manhattan lodging market is the strongest performing hotel market in the United States. The market rebounded in 2010 with occupancy up 4.1% and ADR up 8.2%, equating to a RevPAR increase of 12.7% from the same period in 2009. The Manhattan hotel market has an occupancy of 85.9%, ADR of $277.73, and RevPAR of $238.68 in 2012.

The following table presents certain information relating to the primary competition for the Holiday Inn – 6th Avenue Property:

Property	Number of Rooms	Year Built	2012 Occupancy	2012 ADR	2012 RevPAR
Holiday Inn – 6th Avenue	226	2008	92%	$225.88	$206.65
Hampton Inn Chelsea	144	2003	93%	$213.00	$198.09
Four Points Chelsea	158	2003	92%	$247.00	$227.24
Hampton Inn Madison Sq Gdn	136	2005	91%	$215.00	$195.65
Holiday Inn Express Madison Sq Gdn	228	2006	90%	$220.00	$198.00
Hilton Garden Inn Chelsea	169	2007	96%	$215.00	$206.40
Wyndham Garden Chelsea	124	2008	95%	$210.00	$199.50
Doubletree Chelsea	236	2009	94%	$219.00	$205.86
Hotel Indigo Chelsea	122	2009	95%	$255.00	$242.25
Fairfield Inn Chelsea	110	2010	94%	$237.00	$222.78
Hilton Fashion District	280	2010	99%	$251.00	$248.49

Source: Appraisal.

■
The Borrower.  The borrower is CWI Chelsea Hotel, LLC, a single-purpose, single-asset entity formed solely for the purpose of owning and operating the Holiday Inn – 6th Avenue Property.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Holiday Inn – 6th Avenue Loan.  Carey Watermark Investors Incorporated is the non-recourse carveout guarantor under the Holiday Inn – 6th Avenue Loan.

■
Escrows.  At origination, the borrower funded an escrow reserve in the amount of $2,432,789 in respect of a PIP relating to the Holiday Inn – 6th Avenue Property.  On each due date, the borrower is required to fund a tax and insurance reserve (but no reserves for insurance premiums are required so long as the Holiday Inn – 6th Avenue Property is covered by a blanket policy) and a reserve for FF&E in an amount equal to the greater of (x) the amount required to be reserved for such month in respect of FF&E pursuant to the Franchise Agreement for the Holiday Inn – 6th Avenue Property and (y) 4% of gross revenues from the Holiday Inn – 6th Avenue Property during the immediately preceding calendar month (if no event of default or Holiday Inn – 6th Avenue Trigger Period is continuing, borrower may elect to cause all or part of the monthly FF&E reserve amount required during the six months immediately succeeding the origination date to be funded from the PIP escrow reserve to the extent the PIP escrow reserve contains sufficient funds for the same).

Furthermore, during the continuance of a Holiday Inn – 6th Avenue Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service, budgeted operating expenses and the funding of required monthly escrows be reserved and held as additional collateral for the Holiday Inn – 6th Avenue Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HOLIDAY INN – 6TH AVENUE

A “Holiday Inn – 6th Avenue Trigger Period” means (1) any 12-month period ending on the last day of any fiscal quarter in which the net operating income (as calculated under the loan documents) of the Holiday Inn – 6th Avenue Property is less than $6,500,000 and terminating as of the end of the second of any two fiscal quarters in which the net operating income of the Holiday Inn – 6th Avenue Property for the twelve-month period preceding the end of such fiscal quarter is greater than or equal to $6,500,000; and (2) any period during which the net worth of Carey Watermark Investors Incorporated does not exceed $50,000,000 prior to release of the completion guaranty described in “Property Improvement Plan and Capital Plan” below.

■
Lockbox and Cash Management.  All credit card receivables, all cash revenues and all other money received by borrower, the Operating Lessee (as described under “Operating Lease” below) or the property manager with respect to the Holiday Inn – 6th Avenue Property are required to be deposited into a lockbox account subject to an account control agreement in favor of the lender.  So long as no event of default or Holiday Inn – 6th Avenue Trigger Period is continuing, all amounts contained in the lockbox account are swept to an operating account maintained by the Operating Lessee on a daily basis.  The funds in the operating account are to be used to pay operating expenses for the Holiday Inn – 6th Avenue Property and, if no event or default or Holiday Inn – 6th Avenue Trigger Period is continuing, may be withdrawn by the borrower for any purpose following payment of operating expenses then due and payable.  During an event of default or Holiday Inn – 6th Avenue Trigger Period, the Holiday Inn – 6th Avenue loan agreement requires that funds in the lockbox account be swept to a cash management account under the control of the lender. On each due date during a Holiday Inn – 6th Avenue Trigger Period (and, at the lender’s election, during an event of default until the loan has been accelerated) the funds on deposit in the cash management account are disbursed by the lender to pay taxes and insurance premiums, pay the budgeted operating expenses for such month, pay the amount of all scheduled or delinquent interest and principal on the loan and other amounts then due and payable under the loan documents, pay the required FF&E reserve amount, and all remaining amounts will be reserved in the excess cash flow reserve account.

■
Property Management.  The Holiday Inn – 6th Avenue Property is currently managed by MHG-26, LLC, a third-party property manager, pursuant to a management agreement.  Under the loan documents, the Holiday Inn – 6th Avenue Property may be managed by MHG-26, LLC, Hersha Hospitality Management, Highgate Hotels, L.P., Interstate Hotels & Resorts, Inc., Real Hospitality Group or any other management company reasonably approved by the lender and with respect to which Rating Agency Confirmation has been received.  Following a foreclosure, conveyance in lieu of foreclosure or an acceleration of the Holiday Inn – 6th Avenue Loan, a default by the property manager under the management agreement that is likely to have a material adverse effect (after the expiration of any applicable notice and/or cure periods) or the filing of a bankruptcy petition by the property manager or a similar event, the lender has the right to terminate or require borrower or Operating Lessee to terminate the property manager and engage a replacement property manager. Pursuant to a subordination and nondisturbance agreement, following a foreclosure on the Holiday Inn – 6th Avenue Property, the property manager has agreed to recognize any subsequent owner of the Holiday Inn – 6th Avenue Property as the “owner” under the management agreement, except that the property manager has the right to terminate the management agreement 120 days after a foreclosure.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Holiday Inn – 6th Avenue Property (plus eighteen months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, borrower is required to carry terrorism insurance throughout the term of the Holiday Inn – 6th Avenue Loan as required by the preceding sentence, but in such event borrower will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

HOLIDAY INN – 6TH AVENUE

cost of terrorism insurance exceeds such amount, borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance shall not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Holiday Inn – 6th Avenue Property are separately allocated under the blanket policy and that such blanket policy provides the same protection as would a separate policy as reasonably determined by the lender, subject to review and approval by the lender based on the schedule of locations and values, if requested by the lender.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgage Properties” in the Free Writing Prospectus.

■
Operating Lease.   A direct, wholly owned subsidiary of the borrower, Chelsea Hotel Operator, Inc., (“Operating Lessee”) leases the Holiday Inn – 6th Avenue Property from the borrower pursuant to a lease agreement dated June 6, 2013 (the “Operating Lease”), which Operating Lease is pledged to the lender as additional collateral for the Holiday Inn – 6th Avenue Loan under the mortgage. The Operating Lessee is the party to the management agreement.  The Operating Lessee has joined in the execution of the loan agreement (but is not liable for repayment of the Holiday Inn – 6th Avenue Loan) solely for the purposes of acknowledging the representations and agreeing to its obligations expressly set forth in the loan agreement.  Following a foreclosure of the Holiday Inn – 6th Avenue Property, the Operating Lessee is required to deliver to the lender all collateral in the Operating Lessee’s possession, and upon the lender’s satisfactory receipt of such collateral, or the lender’s request, the Operating Lease will terminate.

■
Property Improvement Plan and Capital Plan.  The loan documents require that borrower perform its obligations to complete the items described in that certain PIP that is a part of the Franchise Agreement when and as due. The PIP consists largely of soft goods and guest-focused improvements, including the replacement of guestroom carpets and wall vinyls, as well as minor cosmetic and ADA improvements. Final completion of such obligations under the PIP is required by June 15, 2014 (other than replacing desk chairs in guest rooms and installing new draperies, which are required to be completed within 24 months and 48 months of the origination date, respectively).  As described in “—Escrows” above, at origination, borrower reserved $2,432,789 in respect of such work.  Carey Watermark Investors Incorporated has delivered a completion guaranty (which caps its liability at 10% of the original loan amount) for the benefit of the lender with respect to the work described above, which guaranty will be released upon (a) (i) the lender’s receipt of a written statement or certificate by a licensed contractor certifying that all such work described above is substantially complete in all material respects (other than the new seating package and draperies), (ii) the lender’s receipt of certification from Carey Watermark Investors Incorporated, as guarantor, that the PIP reserve contains sufficient funds to complete installation of the new seating package and draperies, (iii) the lender’s receipt of written evidence that the Holiday Hospitality Franchising, LLC is satisfied with the completed work (other than minor punch list items and the new seating package and draperies), and (iv) satisfactory evidence (i.e., lien releases) of full payment and discharge of all claims for labor performed and material and services furnished in connection with the work; or (b) (i) the lender’s receipt of such other evidence of substantial completion of all such work described above (other than the new seating package and draperies), (ii) the lender’s receipt of certification by Carey Watermark Investors Incorporated that the PIP reserve contains sufficient funds to complete installation of the new seating package and draperies, and (iii) satisfactory evidence (i.e., lien releases) of full payment and discharge of all claims for labor performed and material services furnished in connection with the work.

■
Franchise Agreement.  The Operating Lessee is a party to the Franchise Agreement with Holiday Hospitality Franchising, LLC, pursuant to which, among other things, it is permitted to operate the Holiday Inn – 6th Avenue Property under the “Holiday Inn” brand until June 2028, subject to Operating Lessee operating the Holiday Inn – 6th Avenue Property in a manner consistent with the Franchise Agreement.  Holiday Hospitality Franchising, LLC entered into a comfort letter with the lender, which gives certain notice and cure rights with respect to the Franchise Agreement and, subject to certain requirements, permits the lender to obtain a new license in favor of the lender upon the foreclosure by the lender on the Holiday Inn – 6th Avenue Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ONE WESTCHASE CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE WESTCHASE CENTER

Houston
Westchase Shopping Center
WESTCHASE
BRIAR FOREST DR
WESTHEIMER RD
RICHMOND AVE
WESTPARK DR
WESTPARK TOLLWAY
SAM HOUSTON TOLLWAY
Royal Oaks Country Club
Jersey Village
Aldine
Houston
DOWNTOWN
KATY FREEWAY
NORTHWEST FREEWAY
N BELTWAY 8
ENERGY CORRIDOR DISTRICT
CITYCENTRE
Memorial Hermann Medical Center
One Westchase Center
10777 Westheimer Road
Houston, TX 77042
Southside Place
Mission Bend
Sugar Land
Missouri City
Stafford
Pecan Grove
WEST HOUSTON AIRPORT
SUGAR LAND REGIONAL AIRPORT
George Bush Park
Houston Galleria
GEORGE BUSH INTERCONTINENTAL HOUSTON AIRPORT
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE WESTCHASE CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE WESTCHASE CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance		$55,312,000
Property Type	Office	Cut-off Date Principal Balance per SF		$118.69
Size (SF)	466,025	Percentage of Initial Pool Balance		4.1%
Total Occupancy as of 1/3/2013	96.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/3/2013	96.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1982 / 2004	Mortgage Rate		3.6600%
Appraised Value	$81,500,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60
Underwritten Revenues	$11,786,443
Underwritten Expenses	$5,237,062	Escrows
Underwritten Net Operating Income (NOI)	$6,549,381		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,926,503	Taxes	$550,695	$137,674
Cut-off Date LTV Ratio	67.9%	Insurance	$66,294	$0
Maturity Date LTV Ratio	67.9%	Replacement Reserves	$1,500,000	$7,769
DSCR Based on Underwritten NOI / NCF	3.19x / 2.89x	TI/LC	$3,500,000	$0
Debt Yield Based on Underwritten NOI / NCF	11.8% / 10.7%	Other(1)	$1,224,934	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$55,312,000	59.7%	Purchase Price	$80,000,000	86.3%
Principal’s New Cash Contribution	33,000,000	35.6	Reserves	6,841,923	7.4
Other Sources	4,391,871	4.7	Closing Costs	5,861,948	6.3

Total Sources	$92,703,871	100.0%	Total Uses	$92,703,871	100.0%

(1)
Other upfront reserve represents an existing TI/LC reserve for outstanding tenant improvement and leasing commission obligations and free rent associated with several tenants at the One Westchase Center Property.  See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “One Westchase Center Loan”) is evidenced by a note in the original principal amount of $55,312,000 and is secured by a first mortgage encumbering the borrower’s interest in an office building located in Houston, Texas (the “One Westchase Center Property”).  The One Westchase Center Loan was originated by Citigroup Global Markets Realty Corp. on April 5, 2013 and represents approximately 4.1% of the Initial Pool Balance.  The note evidencing the One Westchase Center Loan had an outstanding principal balance as of the Cut-off Date of $55,312,000 and an interest rate of 3.6600% per annum.  The proceeds of the One Westchase Center Loan were used to acquire the One Westchase Center Property.

The One Westchase Center Loan had an initial term of 60 months and has a remaining term of 57 months as of the Cut-off Date.  The One Westchase Center Loan requires payments of interest only during the term of the One Westchase Center Loan.  The scheduled maturity date is the due date in April 2018.  The borrower has the right to voluntarily prepay the One Westchase Center Loan in whole (but not in part) provided that the borrower pays a prepayment premium equal to the greater of (x) a yield maintenance premium and (y) an amount equal to 1% of the principal amount being prepaid if such prepayment occurs prior to January 6, 2018.  On or after January 6, 2018, the borrower may prepay the One Westchase Center Loan in whole (but not in part) without prepayment premium or penalty. In addition, defeasance of the One Westchase Center Loan, in full, with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities” permitted under the loan documents, is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property. The One Westchase Center Property is a 12-story, 466,025 SF office building located in the Westchase submarket of Houston, Texas.  The One Westchase Center Property is situated on a 5.25 acre site and includes an attached parking garage containing a total of 1,606 spaces, representing a parking ratio of 3.45 per 1,000 SF.  The One Westchase Center Property features a tinted glass exterior and sky-lit atrium and is landscaped with grass lawns, live oak trees, shrubbery and reflection ponds. Other improvements include a circular driveway at the main building entrance and a canopied walkway from the parking garage. Building amenities include food service, a conference center, fitness center, uniformed security, card key access and a loading dock. As of January 3, 2013, the Total Occupancy and Owned Occupancy of the One Westchase Center Property was 96.4%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE WESTCHASE CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the One Westchase Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
EDG Inc (2)	NR / NR / NR	80,033	17.2%	$2,200,908	25.2%	$27.50	5/31/2016	2, 3- or 5-year options
Brown & Gay Engineers Inc	NR / NR / NR	62,012	13.3	1,407,835	16.1	22.70	1/31/2021	1, 7- or 10-year option
Texas Memory Systems Inc	A+ / Aa3 / AA-	48,697	10.4	852,198	9.7	17.50	2/28/2019	1, 5-year option
MicroSeismic Inc	NR / NR / NR	30,323	6.5	485,168	5.5	16.00	3/31/2020	1, 5-year option
Pipcor Enterprises Inc	NR / NR / NR	18,049	3.9	469,274	5.4	26.00	7/31/2015	1, 5-year option
Kongsberg Oil & Gas Tech.	NR / NR / NR	26,356	5.7	382,162	4.4	14.50	4/30/2018	1, 5-year option
Dynamic Industries	NR / NR / NR	14,696	3.2	235,136	2.7	16.00	1/31/2016	1, 5-year option
WM Rigg Co	NR / NR / NR	14,454	3.1	301,661	3.4	20.87	9/30/2014	1, 5-year option
Brown & Caldwell(3)	NR / NR / NR	13,865	3.0	263,435	3.0	19.00	10/31/2016	1, 5-year option
Society of Petroleum Engineers	NR / NR / NR	12,689	2.7	222,058	2.5	17.50	1/31/2019	1, 5-year option
Total Tenants		321,174	68.9%	$6,819,834	78.0%	$21.23
Remaining Tenants		127,947	27.5	1,928,882	22.0	15.08
Vacant		16,904	3.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		466,025	100.0%	$8,748,717	100.0%	$19.48

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
EDG Inc has the option to contract its space on the 8th floor by 2,500 - 15,082 SF, effective November 30, 2014, with 9 months’ notice.  EDG is required to pay a contraction fee of $10.24 per square foot of contracted space.

(3)	Brown & Caldwell has a one-time option to terminate its lease effective 9/30/2014 with 12 months’ notice.

The following table presents certain information relating to the lease rollover schedule at the One Westchase Center Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	27,977	6.0	6.00%	469,462	5.4	16.78	6
2014	28,016	6.0	12.02%	532,641	6.1	19.01	9
2015	29,206	6.3	18.28%	659,561	7.5	22.58	4
2016	142,574	30.6	48.88%	3,221,951	36.8	22.60	16
2017	21,131	4.5	53.41%	330,370	3.8	15.63	6
2018	35,329	7.6	60.99%	567,472	6.5	16.06	5
2019	61,386	13.2	74.16%	1,074,255	12.3	17.50	7
2020	39,327	8.4	82.60%	485,168	5.5	12.34	8
2021	64,175	13.8	96.37%	1,407,835	16.1	21.94	6
2022	0	0.0	96.37%	0	0.0	0.00	0
2023	0	0.0	96.37%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	96.37%	0	0.0	0.00	0
Vacant	16,904	3.6	100.00%	0	0.0	0.00	0
Total / Wtd. Avg.	466,025	100.0%		$8,748,717	100.0%	$19.48	67

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the One Westchase Center Property:

Historical Leased %(1)
2007	2008	2009	2010	2011	2012
97.2%	93.3%	78.4%	78.6%	78.6%	83.7%

(1)	As provided by the borrower and represents average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE WESTCHASE CENTER

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the One Westchase Center Property:

Cash Flow Analysis(1)(2)

	2009	2010	2011	2012	Underwritten	Underwritten $ per SF
Base Rent	$7,458,922	$7,620,098	$4,797,466	$7,386,869	$7,730,538	$16.59
Contractual Rent Steps	0	0	0	0	1,018,179	2.18
Gross Up Vacancy	0	0	0	0	443,325	0.95
Total Rent	$7,458,922	$7,620,098	$4,797,466	$7,386,869	$9,192,042	$19.72
Total Reimbursables	1,658,022	1,372,337	1,423,755	2,250,234	3,073,408	6.59
Other Income	17,889	252,739	225,700	296,572	256,920	0.55
Vacancy & Credit Loss	0	0	0	0	(735,927)	(1.58)
Effective Gross Income	$9,134,833	$9,245,174	$6,446,921	$9,933,675	$11,786,443	$25.29

Total Operating Expenses	$5,595,703	$4,820,668	$4,682,616	$4,884,835	$5,237,062	$11.24

Net Operating Income	$3,539,130	$4,424,506	$1,764,305	$5,048,840	$6,549,381	$14.05
TI/LC	0	0	0	0	529,673	1.14
Capital Expenditures	0	0	0	0	93,205	0.20
Net Cash Flow	$3,539,130	$4,424,506	$1,764,305	$5,048,840	$5,926,503	$12.72

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
The increase in Underwritten Net Operating Income compared to historical Net Operating Income is primarily attributable to underwritten contractual rent steps through January 2014 ($1,018,179) and recent leasing activity at the One Westchase Center Property ($853,845 of base rent).  13 tenants accounting for 23.0% of the net rentable area and 11.0% of the underwritten base rent executed new leases in 2012.

■	Appraisal. According to the appraisal, the One Westchase Center Property had an “as-is” appraised value of $81,500,000 as of an effective date of March 5, 2013.

■
Environmental Matters.  Based on a Phase I environmental report dated March 12, 2013, the environmental consultant recommended no further action other than adhering to an Operations and Maintenance (O&M) Plan for asbestos which is already in place.

■
Market Overview and Competition.  According to a market report, as of the first quarter of 2013, the total Houston office market consisted of approximately 270 million SF comprised of 5,919 buildings.  The direct vacancy rate was 11.8% and the average gross rental rate was $24.14 per SF.  Class A office properties within the overall Houston office market reported a direct vacancy of 10.2% and an average gross rent of $31.09 per SF. Year-to-date Class A net absorption was 89,949 SF through March 2013.

The One Westchase Center Property is located within Houston’s Westchase District, a master-planned community with over 2 million square feet of retail space, over 100 restaurants, 2,396 hotel rooms, 14 banks, fitness centers, and numerous public and private schools. Primary access to the One Westchase Center Property is provided by Sam Houston Parkway/Beltway 8, Westpark Toll Road, Interstate 10, Westheimer Road, Briar Forest, and US 59 that are all located in proximity to the One Westchase Center Property. The Westpark Tollway is a high-speed, four-lane tollway along the existing Westpark Drive between the Galleria and State Highway 99. The Westpark Tollway is located approximately one mile south of the One Westchase Center Property.

As of the first quarter of 2013, the Westchase office submarket consisted of approximately 15.8 million SF comprised of 125 buildings.  The direct vacancy rate was 9.2% and the average gross rental rate was $27.60 per SF.  Class A office properties within the Westchase submarket reported a direct vacancy of 7.8% and an average gross rent of $35.27 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE WESTCHASE CENTER

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the One Westchase Center Property:

Office Lease Comparables(1)
	One Westchase Center	2925 Briarpark Drive(2)	Frost Bank Building(2)	Granite Westchase Building(2)	Millennium Tower(2)	West8 Tower (2)
Year Built	1982	1983	1983	1983	1982	1980
Total GLA	466,025	228,891	218,488	310,555	369,262	275,000
Total Occupancy	96%	93%	80%	99%	97%	90%
Quoted Rent Rate PSF	NAP	$19.00	$16.00	$22.00	$22.00	$26.50
Expense Basis	NNN	NNN	NNN	NNN	NNN	Base Year

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the One Westchase Center Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price PSF	Occupancy
2500 CityWest	Houston	November 2011	1983	578,284	$122,000,000	$210.97	94%
2929 Briarpark Drive	Houston	December 2012	1981	140,156	$17,781,000	$126.87	95%
1177 West Loop South	Houston	March 2012	1978	341,947	$60,000,000	$175.47	95%
Granite Westchase I & II	Houston	November 2012	1982	629,022	$154,750,000	$246.02	97%
3555 Timmons Lane	Houston	October 2012	1982	225,895	$36,700,000	$162.46	93%

(1)	Source: Appraisal

■
The Borrower.  The borrower and fee owner of the One Westchase Center Property is One Westchase Center LL, LLC, a single-purpose, single-asset entity indirectly owned and controlled by the parent entity of the non-recourse carve-out-guarantor, Investcorp US Real Estate, LLC.  In order to comply with certain aspects of Shari’ah law, the borrower, as master lessor, entered into a master lease agreement with another single-purpose, single-asset entity, One Westchase Center TT, LLC, as master tenant.  The master tenant is responsible for day-to-day operations of the One Westchase Center Property and, pursuant to the terms of the master lease agreement, the master tenant is obligated to remit all rents and any other income generated by the One Westchase Center Property to a lender-controlled lockbox account, which amounts are applied in accordance with the terms of the loan documents.  All excess cash after payment by the borrower of all amounts due under the loan documents are remitted to the master tenant.   Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Westchase Center Loan.

At origination, the lender received a fee mortgage from the borrower on its interest in the One Westchase Center Property.  In addition, the lender secured a full subordination of the master lease to the lender’s fee mortgage.  See “Risk Factors—Risks of Shari’ah Compliant Loans” in the Free Writing Prospectus.

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $6,841,923 with respect to the One Westchase Center Property, comprised of: (i) $550,695 for real estate taxes, (ii) $66,294 for insurance, (iii) $1,500,000 for replacement reserves, (iv) $3,500,000 for tenant improvements and leasing commissions, and (v) $1,224,934 for existing tenant improvement and leasing commission obligations.

On each due date, the borrower is required to fund the following reserves with respect to the One Westchase Center Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period; (ii) if required and not otherwise waived by the lender, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period; and (iii) a replacement reserve in the amount of $7,769.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ONE WESTCHASE CENTER

A “One Westchase Center Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the One Westchase Center Loan and (ii) the debt service coverage ratio (as calculated under the loan documents) being less than 1.25x on a trailing 12-month basis and  (B) expiring upon (y) in the case of clause (i) above, the cure of the applicable event of default and (z) in the case of clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters or the borrower posting cash or a letter of credit in an amount such that if applied to repay the One Westchase Center Loan would cause the outstanding principal amount of the One Westchase Center Loan to satisfy a debt service coverage ratio greater than 1.25x.

■
Lockbox and Cash Management.  The One Westchase Center Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  On each business day, sums on deposit in the lockbox account are required to (i) provided no event of default or One Westchase Center Trigger Period exists, be transferred to the borrower, or (ii) if an event of default and/or a One Westchase Center Trigger Period exists, be transferred to the lender-controlled cash management account.  On each due date during the continuance of a One Westchase Center Trigger Period, the loan documents require that all amounts on deposit in the lockbox account, after payment of debt service and funding of required monthly escrow for budgeted operating expenses, real estate taxes, insurance premiums and replacement reserves be reserved with the lender and held as additional collateral for the One Westchase Center Loan.   During the continuance of an event of default under the One Westchase Center Loan, the lender may apply any funds in the cash management account to amounts payable under the One Westchase Center Loan and toward the payment of expenses of the One Westchase Center Property, in such order of priority as the lender may determine.

Furthermore, provided no event of default has occurred and is continuing, the borrower’s obligations with respect to the payment of the monthly debt service amount and amounts required to be deposited into the reserve funds, will be deemed satisfied to the extent sufficient amounts are deposited in the cash management account to satisfy such obligations as required under the loan documents.

■
Property Management.  The One Westchase Center Property is currently managed by MK Equity Partners, LP, an independent third party property management firm.  Under the loan documents, the One Westchase Center Property may not be managed by any party other than MK Equity Partners, LP or another management company approved by the lender in accordance with the loan documents, provided, however, that if no event of default under the One Westchase Center Loan documents exists, the borrower can permit the master tenant to replace MK Equity Partners, LP with any of the following management companies: CBRE, Cushman & Wakefield, Jones Lang LaSalle, Lincoln Property or Transwestern. The lender has the right to terminate the management agreement and replace the manager or require that the borrower or master tenant terminate the management agreement and replace the manager during an event of default by the borrower under the One Westchase Center Loan after taking into account any applicable notice and cure periods.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, provided that coverage is commercially available, in an amount equal to the full replacement cost of the One Westchase Center Property, plus 18 months of business interruption coverage.  The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $50,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE MARSOL APARTMENTS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE MARSOL APARTMENTS

CARTIFACT
LAKE ERIE
The Marsol Apartments
6501 - 6511 Marsol Road
Mayfield Heights, OH 44124
Mayfield Heights
Waite Hill
Wickliffe
Kirtland
Euclid
Willoughby Hills
Richmond Heights
Mayfield Village
Highland Heights
South Euclid
Lyndhurst
Cleveland Heights
University Heights
Beachwood
Hunting Valley
Pepper Pike
Shaker Heights
Woodmere
Highland Hills
Warrensville Heights
Orange
Moreland Hills
North Randall
Bedford Heights
Bentleyville
CUYAHOGA COUNTY AIRPORT
EUCLID GREEN
LEE MILES
Hillcrest Hospital
Acacia Memorial Park Cemetery
MAYFIELD RD
CEDAR RD
FAIRMOUNT BLVD
SHAKER BLVD
WILSON MILLS RD
CHARDON RD
HIGHLAND RD
MONTICELLO BLVD
CHAGRIN BLVD
JACKSON RD
MILES RD
CANNON RD
SOM CENTER RD
EAGLE MILLS RD
Lake Erie
Cleveland

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE MARSOL APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Mayfield Heights, Ohio	Cut-off Date Principal Balance		$35,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$35,496.96
Size (Units)	986	Percentage of Initial Pool Balance		2.6%
Total Occupancy as of 2/28/2013	89.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/28/2013	89.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1965-1969 / NAP	Mortgage Rate		4.1000%
Appraised Value	$41,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
Underwritten Revenues	$7,811,000
Underwritten Expenses	$4,193,374	Escrows
Underwritten Net Operating Income (NOI)	$3,617,626		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,358,308	Taxes	$443,594	$88,719
Cut-off Date LTV Ratio(1)	78.0%	Insurance(3)	$0	$0
Maturity Date LTV Ratio(2)	57.1%	Replacement Reserves	$0	$21,610
DSCR Based on Underwritten NOI / NCF	1.78x / 1.65x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.6%	Other(4)	$3,007,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$35,000,000	77.6%	Purchase Price	$41,000,000	90.9%
Principal’s New Cash Contribution	8,132,421	18.0	Reserves	3,451,094	7.7
Other Sources	1,952,675	4.3	Closing Costs	634,002	1.4

Total Sources	$45,085,096	100.0%	Total Uses	$45,085,096	100.0%

(1)
Cut-off Date LTV Ratio is calculated net of the $3,000,000 capital improvements reserve.  The Cut-off Date LTV Ratio calculated based on the fully funded loan amount of $35,000,000 and “as-is” appraised value of $41,000,000 is 85.4%. The Cut-off Date LTV Ratio calculated based on the fully funded loan amount of $35,000,000 and “as-stabilized” appraised value of $51,800,000 is 67.6%.

(2)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $51,800,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 72.1%.  See “—Appraisal” below.

(3)	See “—Escrows” below.
(4)	Other upfront reserves are for capital improvements ($3,000,000) and deferred maintenance ($7,500).

■
The Mortgage Loan.  The mortgage loan (the “Marsol Apartments Loan”) is evidenced by a note in the original principal amount of $35,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 986-unit multifamily complex located in Mayfield Heights, Ohio (the “Marsol Apartments Property”).  The Marsol Apartments Loan was originated by Citigroup Global Markets Realty Corp. on May 1, 2013.  The Marsol Apartments Loan has an outstanding principal balance as of the Cut-off Date of $35,000,000 which represents approximately 2.6% of the Initial Pool Balance, and accrues interest at an interest rate of 4.1000% per annum.  The proceeds of the Marsol Apartments Loan were primarily used to acquire the Marsol Apartments Property.

The Marsol Apartments Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date and requires payments of interest only for the initial 24 months and then payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date of the Marsol Apartments Loan is the due date in May 2023.  Voluntary prepayment of the Marsol Apartments Loan is permitted after the due date in February 2023.  Defeasance of the Marsol Apartments Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time after the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Marsol Apartments Property is a 986-unit multifamily complex located in Mayfield Heights, Ohio, approximately 15 miles east of Cleveland.  The Marsol Apartments Property was built between 1965 and 1969 and consists of two six-story buildings, four seven-story buildings, a community/management building, and parking garages. All of the apartment buildings have elevators. Amenities at the Marsol Apartments Property include a heated swimming pool, an attended gatehouse, tennis courts, shuffleboard courts, a playground, a fitness center, laundry rooms, a clubhouse with billiards, and garage parking. Other common area amenities include a business center with high speed internet access and a party room with kitchenette in each building. There are approximately 1,446 parking spaces at the Marsol Apartments Property, 461 of which are covered garage spaces that may be rented for a fee.  As of February 28, 2013, Total Occupancy and Owned Occupancy were both 89.2%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE MARSOL APARTMENTS

The following table presents certain information relating to the units and rent at the Marsol Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Monthly Actual Rent per Unit	Underwritten Monthly Rent	Underwritten Rent
Studio	12	380	$519	$525	$525	$69,348
1 Bed	438	650	654	646	640	3,178,932
2 Bed	496	802	760	756	747	3,818,160
3 Bed	40	1,392	967	963	963	438,900
Total / Wtd. Avg.	986	753	$718	$713	$705	$7,505,340

Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at the Marsol Apartments Property:

Historical Leased %(1)
	2010	2011	2012	As of 2/28/2013
Owned Space	85.9%	86.5%	87.8%	89.2%

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Marsol Apartments Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 3/31/2013	Underwritten	Underwritten $ per Unit
Base Rent	$6,567,348	$6,619,079	$7,001,780	$7,143,651	$7,505,340	$7,612
Gross Up Vacancy	0	0	0	0	931,872	945
Goss Potential Rent	$6,567,348	$6,619,079	$7,001,780	$7,143,651	$8,437,212	$8,557
Vacancy, Credit Loss & Concessions	0	0	0	0	(1,294,212)	(1,313)
Total Rent Revenue	$6,567,348	$6,619,079	$7,001,780	$7,143,651	$7,143,000	$7,244
Other Revenue (2)	669,814	656,019	652,540	668,000	668,000	677
Effective Gross Income	$7,237,162	$7,275,098	$7,654,320	$7,811,651	$7,811,000	$7,922

Total Operating Expenses	$3,462,968	$3,546,193	$3,588,182	$3,497,783	$4,193,374	$4,253

Net Operating Income	$3,774,194	$3,728,905	$4,066,138	$4,313,868	$3,617,626	$3,669
Replacement Reserves	0	0	0	0	259,318	263
Net Cash Flow	$3,774,194	$3,728,905	$4,066,138	$4,313,868	$3,358,308	$3,406

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes parking, laundry, corporate suites, and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE MARSOL APARTMENTS

■
Appraisal.  According to the appraisal, the Marsol Apartments Property had an “as-is” appraised value of $41,000,000 as of an effective date of March 15, 2013 and is expected to have an “as stabilized” appraised value of $51,800,000 as of an effective date of March 15, 2015.

■
Environmental Matters.  A Phase I environmental report, dated April 3, 2013, recommended that a subsurface investigation be performed in the areas of the hydraulic elevators due to their installation dates and history of maintenance issues. The elevators at the Marsol Apartments Property were installed prior to the 1980 regulation stipulating that all hydraulic elevator pistons must be constructed with secondary containment.  In addition, the Phase I environmental report recommended that the hydraulic fluid in the elevator systems be tested for the potential presence of polychlorinated biphenyl.  Environmental insurance was obtained at the origination of the Marsol Apartments Loan in lieu of conducting these investigations.

Furthermore, an operations and maintenance plan to address any potential lead paint presence at the Marsol Apartments Property was put into place on April 23, 2013.

■
Market Overview and Competition.  The Marsol Apartments Property is located in Mayfield Heights, a suburb approximately 15 miles east of Cleveland, Ohio. The unemployment rate within the Cleveland-Elyria-Mentor MSA improved from 8.8% in 2009 to 7.1% in 2012.  Major employers in the MSA include the Cleveland Clinic Health System, Progressive Corp., Keycorp, Giant Eagle Inc., First Energy Corp. and General Motors Company. The Marsol Apartments Property is within one mile of an interchange with Interstate 271, a northeast/southwest highway that provides access to the eastern suburbs of Cleveland.  The Marsol Apartments Property is also within one mile of Mayfield Road, the primary commercial corridor in the immediate area, with numerous shopping centers, restaurants, and other retailers. The population within a 1-, 3- and 5-mile radius is 12,850, 47,005, and 117,931, respectively.  Average household income within a 1-, 3- and 5-mile radius is $55,585, $79,877, and $88,296, respectively.

The following table presents certain information relating to the primary competition for the Marsol Apartments Property:

Competitive Set(1)
	Gates Mills Place Apartments	Blake House Apartments	Hamilton House Apartments	Arbor Court Apartments	Coppertree Apartments
Location	Mayfield Heights	Mayfield Heights	Mayfield Heights	Mayfield Heights	Mayfield Heights
Year Built	1968	1966	1972	1980	1968
Occupancy	96.0%	100.0%	NAV	99.0%	94.0%
No. of Units	1,079	36	399	302	342
Avg. Unit Size	862	962	799	840	1,004
Avg. Rent per Unit	$807	$805	$774	$814	$928
Avg. Rent per SF	$0.96	$0.84	$0.98	$0.97	$0.95

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE MARSOL APARTMENTS

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The Borrower.  The borrower is Morgan Marsol Apartments LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Marsol Apartments Loan.  The non-recourse carve-out guarantor is Robert C. Morgan.

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $3,451,094 with respect to the Marsol Apartments Loan, comprised of (i) $3,000,000 for a capital improvement plan relating to the Marsol Apartments Property as described in “—Capital Improvement Plan” below; (ii) $443,594 for real estate taxes; and (iii) $7,500 for deferred maintenance.

On each due date, the borrower is required to fund the following reserves with respect to the Marsol Apartments Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) at the lender’s option, if the liability or casualty insurance policies are not maintained by the borrower under blanket or umbrella policies, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period; and (iii) a replacement reserve in an amount equal to $21,610.

A “Marsol Apartments Trigger Period” means a period (a) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Marsol Apartments Loan documents, and/or (ii) the debt service coverage ratio as calculated under the loan documents being less than 1.20x and (b) expiring, as applicable, upon (i) the cure of an applicable event of default and (ii) the debt service coverage ratio being equal to or greater than 1.25x for two consecutive calendar quarters.

■
Lockbox and Cash Management.  The Marsol Apartments Loan requires a springing lockbox, which will be established upon written notification from the lender to the lockbox bank.  Following the first occurrence of a Marsol Apartments Trigger Period, the loan documents require the borrower to set up the account for the sole and exclusive benefit of the lender into which borrower is required to deposit or cause to be deposited all revenue generated by the Marsol Apartments Property. Following the occurrence of a Marsol Apartments Trigger Period, the funds on deposit in the lockbox account are required to be transferred on each business day to the cash management account under the control of the lender.  On each due date after the occurrence of a Marsol Apartments Trigger Period, the loan documents require that all amounts on deposit in the lockbox account, after payment of debt service and funding of required monthly escrow for real estate taxes, insurance premiums and replacement reserves (i) during the continuance of a Marsol Apartments Trigger Period, be reserved with the lender in the amount of the monthly budget operating expenses and the remainder, if any, to be held as additional collateral for the Marsol Apartments Loan and (ii) to the extent a Marsol Apartments Trigger Period is not continuing, be disbursed to the borrower.  During the continuance of an event of default under the Marsol Apartments Loan, the lender may apply any funds in the cash management account to amounts payable under the Marsol Apartments Loan and/or toward the payment of expenses of the Marsol Apartments Property, in such order of priority as the lender may determine.

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Property Management.  The Marsol Apartments Property is currently managed by Morgan Management, LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the borrower may replace the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case, to the extent that (i) no event of default under the Marsol Apartments Loan documents has occurred and is continuing, (ii) the lender receives at least sixty (60) days prior written notice, and (iii) the applicable replacement property manager is approved by the lender in writing (such approval may be conditioned upon the lender’s receipt of Rating Agency Confirmation). Upon the occurrence of (i) a Marsol Apartments Trigger Period, (ii) a default by the property manager under the management agreement beyond any applicable cure period, (iii) the filing of a voluntary bankruptcy petition or a similar event with respect to the property manager or the filing of an involuntary bankruptcy petition or similar event that is not dismissed within ninety (90) days of its filing, or (iv) the debt service coverage ratio as calculated under loan documents falling below 1.20x, the lender may replace or, require the borrower to replace, the property manager with a new

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

THE MARSOL APARTMENTS

property manager selected by the lender and with respect to which Rating Agency Confirmation has been received.

■	Mezzanine or Subordinate Indebtedness. Not Permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount greater than or equal to $50,000,000, plus 18 months of business interruption coverage as calculated under loan documents (with an additional extended period of indemnity as reasonably required by the lender)  in an amount equal to 100% of the projected gross income from the Marsol Apartments Property (on an actual loss sustained basis) for a period continuing until the restoration of the Marsol Apartments Property is completed and containing an extended period endorsement which provides for up to 6 months of additional coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

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Capital Improvement Plan.  The loan documents require that borrower complete a total of $6,243,130 of capital improvements on or before May 6, 2016. The capital improvements include but are not limited to the repair/replacement of dishwashers, ranges, refrigerators, kitchen cabinets, sinks, common area flooring, security cameras, and office furniture.   $2,086,315 (as detailed in the table below) of the total capital improvements must be completed on or before May 6, 2014.

Type of Repair	Cost
Replace/repair exterior walls	$546,000
Replace HVAC systems	324,000
Replace/repair paving and parking	300,000
Replace Unit finishes	298,825
Replace common areas	203,100
Replace/repair garages and other structures	104,000
Replace/repair roof summary	100,000
Replace/repair flatwork, exterior stairs and railings	65,000
Replace Unit fixtures	55,400
Replace Unit appliances	51,840
Refurbish ADA compliance	21,150
Replace electrical systems	17,000
Total:	$2,086,315

As described in “—Escrows” above, at origination, the borrower reserved $3,000,000 in respect of the foregoing work.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PINNACLE IN KIERLAND PHASE IV

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE IN KIERLAND PHASE IV

Pinnacle in Kierland Phase IV
14850 North Scottsdale Road
Scottsdale, AZ 85254
Scottsdale
Phoenix
Paradise Valley
Tempe
Guadalupe
DESERT RIDGE
Desert Ridge Marketplace
Mayo Clinic Hospital
PIMA FWY
BLACK CANYON FWY
PIESTEWA FWY
DESERT PEAK
CANYON HEIGHTS
MOON VALLEY
POINTE TAPATIO
HANDELL VILLA
CORONADO
DOWNTOWN PHOENIX
DOWNTOWN SCOTTSDALE
MCCORMICK RANCH
SALT RIVER PIMA-MARICOPA INDIAN RESERVATION
SCOTTSDALE AIRPORT
DEER VALLEY AIRPORT
SKY HARBOR INT'L AIRPORT
Paradise Valley Community College
Paradise Valley Mall
Cobblestone Plaza
Metrocenter
Biltmore Fashion Park
Camelback Esplanade
Arcadia Crossing Shopping Center
Scottsdale Stadium
Scottsdale Community College
Arizona State Fairgrounds
US Airways Center
Chase Field
Arizona State Hospital
Phoenix Greyhound Park
Phoenix Municipal Stadium
Sun Devil Stadium
Arizona State University
Tempe Marketplace
Tempe Diablo Stadium
Arizona Mills
Big Surf
Casino Arizona
Salt River Fields at Talking Stick
Pavilions at Talking Stick
E PINNACLE PEAK RD
E BELL RD
E GREENWAY RD
E SHEA BLVD
E NORTHERN AVE
E LINCOLN DR
E CAMELBACK RD
E INDIAN SCHOOL RD
E THOMAS RD
E MCDOWELL RD
E MCKELLIPS RD
N SCOTTSDALE RD
N TATUM BLVD
17
101
51
10
202
143
60
87
Sun City West
El Mirage
Peoria
Glendale
Litchfield Park
Tolleson
Avondale
Mesa
Gilbert
Chandler
Ahwatukee
Sun Lakes
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE IN KIERLAND PHASE IV

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE IN KIERLAND PHASE IV

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Scottsdale, Arizona	Cut-off Date Principal Balance		$30,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$150.46
Size (SF)	199,382	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 5/1/2013(1)	92.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/1/2013(1)	92.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	2007 / NAP	Mortgage Rate		3.5500%
Appraised Value	$61,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$6,091,834
Underwritten Expenses	$2,164,938	Escrows(2)
Underwritten Net Operating Income (NOI)	$3,926,895		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,661,972	Taxes	$0	$0
Cut-off Date LTV Ratio	48.8%	Insurance	$0	$0
Maturity Date LTV Ratio	48.8%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	3.64x / 3.39x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	13.1% / 12.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$30,000,000	99.6%	Loan Payoff	$30,000,000	99.6%
Principal’s New Cash Contribution	124,533	0.4	Closing Costs	124,533	0.4

Total Sources	$30,124,533	100.0%	Total Uses	$30,124,533	100.0%

(1)
Lockton Companies executed a lease amendment on 6/5/2013 expanding their space by 2,508 SF of previously vacant space to occupy a total of 9,568 SF. Additionally, Zenfinity Capital executed a new lease on 6/11/2013 for 3,353 SF of space (which was previously occupied by Freedom Wireless and treated as vacant) at a base rent of $31.00 per SF and initial lease expiration of 10/31/2018. Total Occupancy and Owned Occupancy taking into account these newly executed leases are both 95.6%.

(2)	See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “Pinnacle in Kierland Phase IV Loan”) is evidenced by a note in the original principal amount of $30,000,000 and is secured by a first mortgage encumbering an office building located in Scottsdale, Arizona (the “Pinnacle in Kierland Phase IV Property”).  The Pinnacle in Kierland Phase IV Loan was originated by Goldman Sachs Mortgage Company on May 2, 2013 and represents approximately 2.2% of the Initial Pool Balance.  The note evidencing the Pinnacle in Kierland Phase IV Loan has an outstanding principal balance as of the Cut-off Date of $30,000,000 and has an interest rate of 3.5500% per annum.  The proceeds of the Pinnacle in Kierland Phase IV Loan were used to refinance existing debt on the Pinnacle in Kierland Phase IV Property.

The Pinnacle in Kierland Phase IV Loan had an initial term of 120 months and has a remaining term of 118 months.  The Pinnacle in Kierland Phase IV Loan requires payments of interest only during the term of the Pinnacle in Kierland Phase IV Loan.  The scheduled maturity date is the due date in May 2023.  Voluntary prepayment of the Pinnacle in Kierland Phase IV Loan is prohibited prior to February 6, 2023.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Property.  The Pinnacle in Kierland Phase IV Property is comprised of one 6-story office building containing approximately 199,382 SF, and a parking garage containing 711 parking spaces. In addition, the Pinnacle in Kierland Phase IV Property includes 105 canopy parking spaces and 139 surface spaces for a total of 955 parking spaces. The Pinnacle in Kierland Phase IV Property is located approximately two miles southwest of Arizona State Route 101, at the corner of East Greenway Parkway and North Scottsdale Road.  The building was constructed in 2007 and includes tenants such as Morgan Stanley DW Inc., BMO Harris Bank, Clark Hill, New York Life Insurance Co., Raymond James & Associates and Biltmore Bank of Arizona.  As of May 1, 2013, the Total Occupancy and Owned Occupancy were both 92.6%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE IN KIERLAND PHASE IV

The following table presents certain information relating to the major tenants at the Pinnacle in Kierland Phase IV Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Morgan Stanley DW Inc.	A / Baa1 / A-	43,200	21.7%	$1,339,200	23.3%	$31.00	6/30/2022	NA
BMO Harris Bank	NR / NR / A+	20,728	10.4	735,098	12.8	35.46	3/31/2020	2, 5-year options
Clark Hill(2)	NR / NR / NR	23,499	11.8	704,970	12.3	30.00	10/31/2025	2, 5-year options
New York Life Insurance Co.	NR / NR / AA+	21,688	10.9	628,952	10.9	29.00	7/31/2021	1, 5-year option
Raymond James & Associates	NR / Baa2 / BBB	12,519	6.3	413,127	7.2	33.00	12/31/2017	1, 5-year option
Biltmore Bank of Arizona	NR / NR / NR	10,504	5.3	378,144	6.6	36.00	4/30/2017	2, 5-year options
Nussbaum Gillis & Dinner PC	NR / NR / NR	11,145	5.6	323,205	5.6	29.00	8/31/2022	2, 5-year options
Lockton Companies(3)	NR / NR / NR	7,060	3.5	201,210	3.5	28.50	7/31/2018	2, 5-year options
Theranos Inc.	NR / NR / NR	4,075	2.0	126,325	2.2	31.00	5/31/2015	NA
Pioneer Title Agency	NR / NR / NR	4,058	2.0	121,740	2.1	30.00	7/31/2017	1, 3-year option
Ten Largest Tenants		158,476	79.5%	$4,971,971	86.4%	$31.37
Remaining Tenants		26,220	13.2	780,398	13.6	29.76
Vacant(4)		14,686	7.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		199,382	100.0%	$5,752,369	100.0%	$31.15

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Clark Hill has a one time right to terminate its lease with 12 months notice effective as of the last day of October 2019.
(3)	Lockton Companies executed a lease amendment on 6/5/2013 expanding their space by 2,508 SF of previously vacant space to occupy a total of 9,568 SF.
(4)
Zenfinity Capital executed a new lease on 6/11/2013 for 3,353 SF of space (which was previously occupied by Freedom Wireless and treated as vacant) at a base rent of $31.00 per SF and initial lease expiration of 10/31/2018. Total Occupancy and Owned Occupancy taking into account the newly executed leases for Lockton Companies and Zenfinity Capital are both 95.6%.

The following table presents certain information relating to the lease rollover schedule at the Pinnacle in Kierland Phase IV Property:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	3,543	1.8	1.8%	111,966	1.9	31.60	2
2014	5,257	2.6	4.4%	156,191	2.7	29.71	3
2015	8,512	4.3	8.7%	252,006	4.4	29.61	4
2016	5,321	2.7	11.4%	154,309	2.7	29.00	2
2017	29,679	14.9	26.2%	988,353	17.2	33.30	4
2018(2)	7,060	3.5	29.8%	201,210	3.5	28.50	1
2019	0	0.0	29.8%	0	0.0	0.00	0
2020	25,792	12.9	42.7%	892,007	15.5	34.58	4
2021	21,688	10.9	53.6%	628,952	10.9	29.00	1
2022	54,345	27.3	80.8%	1,662,405	28.9	30.59	4
2023	0	0.0	80.8%	0	0.0	0.00	0
2024 & Thereafter	23,499	11.8	92.6%	704,970	12.3	30.00	1
Vacant(2)	14,686	7.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	199,382	100.0%		$5,752,369	100.0%	$31.15	26

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)
Lockton Companies executed a lease amendment on 6/5/2013 expanding their space by 2,508 SF of previously vacant space to occupy a total of 9,568 SF expiring on 7/31/2018. Additionally, Zenfinity Capital executed a new lease on 6/11/2013 for 3,353 SF of space (which was previously occupied by Freedom Wireless and treated as vacant) at a base rent of $31.00 per SF and initial expiration of 10/31/2018. Total Occupancy and Owned Occupancy taking into account these newly executed leases are both 95.6%.

The following table presents certain information relating to historical leasing at the Pinnacle in Kierland Phase IV Property:

Historical Leased %(1)
	2010	2011	2012	TTM 3/31/2013
Owned Space	86.0%	94.0%	90.0%	90.0%

(1)	As provided by the borrower which reflects average occupancy for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE IN KIERLAND PHASE IV

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Pinnacle in Kierland Phase IV Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 3/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,300,651	$4,709,298	$5,023,953	$5,203,407	$5,752,369	$28.85
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$4,300,651	$4,709,298	$5,023,953	$5,203,407	$5,752,369	$28.85
Total Reimbursables	205,600	212,287	70,708	48,223	47,565	0.24
Parking Income	227,250	230,065	253,780	273,370	259,500	1.30
Other Income(3)	72,824	57,016	24,385	54,324	32,400	0.16
Less Vacancy & Credit Loss	0	0	0	0	0	0.00
Effective Gross Income	$4,806,325	$5,208,666	$5,372,826	$5,579,323	$6,091,834	$30.55

Total Operating Expenses	$2,214,875	$1,948,525	$2,104,703	$2,139,709	$2,164,938	$10.86

Net Operating Income	$2,591,450	$3,260,141	$3,268,123	$3,439,614	$3,926,895	$19.70
TI/LC	0	0	0	0	225,047	1.13
Capital Expenditures	0	0	0	0	39,876	0.20
Net Cash Flow	$2,591,450	$3,260,141	$3,268,123	$3,439,614	$3,661,972	$18.37

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 5/1/2013 and rent steps through 7/31/2014.
(3)	Other income includes signage income, roof rent and other miscellaneous items.

■	Appraisal. According to the appraisal, the Pinnacle in Kierland Phase IV Property had an “as-is” appraised value of $61,500,000 as of an effective date of March 27, 2013.

■
Environmental Matters.  According to a Phase I environmental report, dated March 27, 2013, there are no recognized environmental conditions or recommendations for further action at the Pinnacle in Kierland Phase IV Property.

■
Market Overview and Competition.  The Pinnacle in Kierland Phase IV Property is located within the Submarket 13, which contains 4.9 million SF of Class A office space at a vacancy level of 20.7% as of the 4th quarter 2012, and rents that range between $19.00-$31.00 per SF. According to the appraisal, the Pinnacle in Kierland Phase IV Property’s direct comparables report occupancy levels higher than the submarket vacancy level of 20.7% due to the proximity to executive housing, Scottsdale Airport, Loop 101 freeway, and upscale retail amenities at Kierland Commons and Scottsdale Quarter.  The Pinnacle in Kierland Phase IV Property is approximately 2 miles south of Arizona State Route 101 and is accessible to metropolitan Phoenix.  The Pinnacle in Kierland Phase IV Property is located within the Kierland Master Development which also includes the 732-key Westin Kierland Resort and Spa and Kierland Commons lifestyle center. The Pinnacle in Kierland Phase IV Property’s competitive set in the submarket has an average occupancy rate of 92.3% and rental rates ranging from of $23.00-$32.00 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE IN KIERLAND PHASE IV

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Pinnacle in Kierland Phase IV Property:

Office Lease Comparables(1)
	Pinnacle in Kierland Phase IV	Max at Kierland	Scottsdale Quarter	Promenade Corporate Center Bldg A	Pinnacle In Kierland II
Year Built	2007	2008	2009	2004	2002
Total GLA	199,382	258,312	179,197	125,260	82,000
Total Occupancy	93%	92%	96%	87%	96%
Quoted Rent Rate per SF	NA	$30-31	$30	$26-27	$26
Expense Basis	Gross	Gross	Gross	Gross	Gross

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Pinnacle in Kierland Phase IV Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	GLA (SF)	Sale Price	Sale Price per SF	Occupancy
Pinnacle in Kierland Phase IV	Scottsdale	NAP	2007	199,382	NAP	NAP	93%
Hayden Ferry Lakeside II	Tempe	February 2012	2007	299,540	$86,000,000	$287.11	92%
Max at Kierland	Scottsdale	May 2012	2008	258,312	$79,000,000	$305.83	90%
Fender Building	Scottsdale	December 2012	1999/2011	127,750	$29,850,000	$233.66	100%
24th at Camelback	Phoenix	December 2012	2000	301,909	$81,000,000	$268.29	86%
Tempe Gateway	Tempe	December 2012	2009	263,936	$66,100,000	$250.44	74%

(1)	Source: Appraisal.

■
The Borrower.  The borrower is Scottsdale Kierland IV, L.L.C., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pinnacle in Kierland Phase IV Loan.  The borrower is owned by trusts created for the benefit of the family members of Austin O. Furst, an individual who is the non-recourse carveout guarantor under the Pinnacle in Kierland Phase IV Loan.

■
Escrows.  During the continuance of an event of default under the Pinnacle at Kierland Phase IV Loan, the lender will establish a tax and insurance reserve.  If the borrower fails to deliver evidence that the applicable taxes and insurance premiums for the policy year have been paid at least 5 business days prior to the date such amounts become delinquent, then to the extent there is a continuing event of default under the Pinnacle at Kierland Phase IV Loan, the borrower is required to fund the tax and insurance reserve account on each due date in an amount equal to one-twelfth of the amount sufficient to pay taxes and insurance premiums over the then succeeding twelve month period, provided that if after the first funding of the tax and insurance reserve, the borrower pays (or causes to be paid) the amount of the next installment of taxes and insurance premiums at least 5 business days prior to the date such amounts become delinquent, then no subsequent monthly fundings will be required, unless and until the borrower subsequently fails to deliver the required evidence, from and after which time the tax and insurance reserve is required to be funded monthly for the remainder of the term of the Pinnacle at Kierland Phase IV Loan.  In addition, on each due date during the continuance of an event of default, the borrower is required to fund a capital expenditure reserve in the monthly amount of $3,322.92.

■	Lockbox and Cash Management. None.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

PINNACLE IN KIERLAND PHASE IV

■
Property Management.  The Pinnacle in Kierland Phase IV Property is currently managed by Furst Properties, L.L.C., an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Pinnacle in Kierland Phase IV Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Pinnacle in Kierland Phase IV Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure period, if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Pinnacle in Kierland Phase IV Property, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Pinnacle in Kierland Phase IV Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Pinnacle in Kierland Phase IV Property is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Pinnacle in Kierland Phase IV Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STIRLING LAFAYETTE SHOPPING CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STIRLING LAFAYETTE SHOPPING CENTER

Stirling Lafayette Shopping Center
SWC of I-10 and Louisiana Avenue
Lafayette, LA 70501
Lafayette
Green Lawn Memorial Park
Northgate Mall
Galeries Lafayette Shopping Center
Calvery Cemetery
Four Corners Shopping Center
University Medical Center
Cajun Field
Our Lady Lourdes Medical Center
University Square Shopping Center
Blackham Coliseum
University Of Louisiana Lafayette
LAFAYETTE REGIONAL AIRPORT
Fair Oaks Plaza Shopping Center
The Regional Medical Center Of Acadiana
The Mall Of Acadiana
CAMERON ST
W CONGRESS ST
E ALEXANDER ST
E WILLOW ST
W WILLOW ST
E PONT DES MOUTON RD
CARMEL DR
SURREY ST
E UNIVERSITY AVE
S COLLEGE RD
DOUCET RD
BRENTWOOD BLVD
W BAYOU PKY
JOHNSTON ST
CAMELLIA BLVD
W PINHOOK RD
MISSOURI
MISSISSIPPI
LOUISIANA
TEXAS
Texarkana
El Dorado
Greenwood
Starkville
Shreveport
Monroe
Ridgeland
Jackson
Natchitoches
Natchez
Alexandria
McComb
Hattiesburg
DeRidder
Baton Rouge
Lake Charles
New Orleans
Gulf of Mexico
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STIRLING LAFAYETTE SHOPPING CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STIRLING LAFAYETTE SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Lafayette, Louisiana	Cut-off Date Principal Balance		$26,962,035
Property Type	Retail	Cut-off Date Principal Balance per SF		$143.25
Size (SF)	188,217	Percentage of Initial Pool Balance		2.0%
Total Occupancy as of 4/25/2013	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/25/2013	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2008-2013 / NAP	Mortgage Rate		4.1365%
Appraised Value	$33,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$2,837,575
Underwritten Expenses	$631,375	Escrows
Underwritten Net Operating Income (NOI)	$2,206,200		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,045,127	Taxes	$100,087	$16,681
Cut-off Date LTV Ratio(1)	72.3%	Insurance(3)	$8,150	$3,246
Maturity Date LTV Ratio(2)	59.9%	Replacement Reserves	$0	$2,565
DSCR Based on Underwritten NOI / NCF	1.40x / 1.30x	TI/LC(4)	$0	$13,681
Debt Yield Based on Underwritten NOI / NCF(1)	9.2% / 8.5%	Other(5)	$2,900,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,000,000	91.7%	Loan Payoff	$25,968,628	88.2%
Principal’s New Cash Contribution	2,454,819	8.3	Reserves	3,008,237	10.2
			Closing Costs	477,953	1.6

Total Sources	$29,454,819	100.0%	Total Uses	$29,454,819	100.0%

(1)
The Cut-off Date LTV Ratio and Debt Yield Based on Underwritten NOI / NCF are calculated based on the cut-off date principal balance net of the earnout amount of $2,900,000 which will be used to pay down the Stirling Lafayette Shopping Center Loan under certain circumstances as described under “—Escrows” below. The Cut-off Date LTV Ratio without netting the related earnout amount is 81.0% and the Debt Yield Based on Underwritten NOI / NCF without netting the related earnout amount is 8.2% and 7.6%, respectively.

(2)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $36,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 64.7%. See “—Appraisal” below.

(3)	At origination, $8,150 was reserved for upfront insurance with an additional $3,597 funded post origination.
(4)	TI/LC reserve is capped at $800,000.
(5)
Other reserves represent an earnout reserve which was held back at origination related to the completion of an additional approximately 17,000 SF of retail space that is currently under construction. See “—Escrows” below.

■
The Mortgage Loan. The mortgage loan (the “Stirling Lafayette Shopping Center Loan”) is evidenced by a note in the original principal amount of $27,000,000 and is secured by a first mortgage encumbering a retail building located in Lafayette, Louisiana (the “Stirling Lafayette Shopping Center Property”).  The Stirling Lafayette Shopping Center Loan was originated by Goldman Sachs Mortgage Company on May 24, 2013 and represents approximately 2.0% of the Initial Pool Balance.  The note evidencing the Stirling Lafayette Shopping Center Loan has an outstanding principal balance as of the Cut-off Date of $26,962,035 and has an interest rate of 4.1365% per annum.  The proceeds of the Stirling Lafayette Shopping Center Loan were used to refinance existing debt on the Stirling Lafayette Shopping Center Property.

The Stirling Lafayette Shopping Center Loan has a term of 120 months and has a remaining term of 119 months. The Stirling Lafayette Shopping Center Loan requires payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date is the due date in June 2023. Voluntary prepayment of the Stirling Lafayette Shopping Center Loan is prohibited prior to March 6, 2023. Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Stirling Lafayette Shopping Center Property is an approximately 188,217 SF retail power center located in Lafayette, Louisiana and was constructed in phases from 2008 to 2013. The Stirling Lafayette Shopping Center Property is currently expanding to add an additional 17,000 SF of retail space which will bring the total owned net rentable area to approximately 205,217 SF.  Ulta and Cato have executed leases and are expected to take possession of their respective spaces, representing approximately 82.4% of the expansion space, between August and September of 2013 and open for business and begin paying rent between October and November of 2013. Ulta executed a 10-year lease for approximately 10,000 SF and will pay base rent of $160,000 ($16.00 per SF). Cato executed a lease expiring on January 31, 2021 for approximately 4,000

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STIRLING LAFAYETTE SHOPPING CENTER

SF and will pay base rent of $70,000 ($17.50 per SF). The Stirling Lafayette Shopping Center Property is located in the Lafayette metropolitan statistical area on the southwest corner of Interstate 10 and Louisiana Avenue, and has access and visibility from both thoroughfares. The Stirling Lafayette Shopping Center Property’s space that constitutes collateral for the Stirling Lafayette Shopping Center Loan totals approximately 188,217 SF and includes tenants such as Academy Sports, Office Depot, Petco and Ross Dress for Less. Target and JCPenney are also located at the Stirling Lafayette Shopping Center Property but are not part of the collateral for the Stirling Lafayette Shopping Center Loan. As of April 25, 2013, excluding the expansion space, the Total Occupancy and Owned Occupancy were 100.0%.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Stirling Lafayette Shopping Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Anchors
Target(2)	A- / A2 / A+	125,000	29.9%	No	$2,542	$0.02	NA	NA	NA	NA
JCPenney(2)	NR / NR / CCC+	105,000	25.1	No	$82,876	$0.79	NA	NA	NA	NA
Academy Sports	NR / NR / NR	69,275	16.6	Yes	$672,287	$9.70	8/31/2026	NA	NA	3, 5-year options
Total Anchors		299,275	71.6%

Jr. Anchors
Office Depot	NR / Caa1 / B-	21,017	5.0%	Yes	$353,588	$16.82	12/31/2018	NA	NA	3, 5-year options
Petco	NR / B3 / B	16,000	3.8	Yes	$303,264	$18.95	1/31/2020	NA	NA	4, 5-year options
Ross Dress for Less	NR / NR / A-	25,000	6.0	Yes	$302,136	$12.09	1/31/2019	NA	NA	4, 5-year options
Total Jr. Anchors		62,017	14.8%

Occupied In-line		52,560	12.6%		$1,210,399	$23.03
Occupied Outparcel/Other		4,365	1.0%		$76,555	$17.54
Vacant Spaces		0	0.0%		$0	$0.00
Total Owned SF		188,217	45.0%
Total SF		418,217	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant is not part of the collateral, however, contributes to common area maintenance.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Stirling Lafayette Shopping Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Academy Sports	NR / NR / NR	69,275	36.8%	$606,156	24.2%	$8.75	8/31/2026	NA	NA	3, 5-year options
Office Depot	NR / Caa1 / B-	21,017	11.2	297,391	11.9	14.15	12/31/2018	NA	NA	3, 5-year options
Petco	NR / B3 / B	16,000	8.5	260,000	10.4	16.25	1/31/2020	NA	NA	4, 5-year options
Ross Dress for Less	NR / NR / A-	25,000	13.3	250,000	10.0	10.00	1/31/2019	NA	NA	4, 5-year options
Dress Barn	NR / NR / BB-	7,500	4.0	142,500	5.7	19.00	6/30/2019	$107	20.9%	2, 5-year options
Lane Bryant/Cacique	NR / NR / NR	7,040	3.7	123,200	4.9	17.50	10/31/2018	$151	13.9%	3, 5-year options
Verizon	A / A3 / A-	4,000	2.1	120,000	4.8	30.00	5/31/2019	NA	NA	2, 5-year options
Rack Room Shoes	NR / NR / NR	6,050	3.2	114,950	4.6	19.00	1/31/2020	$184	12.2%	1, 5-year option
Rue 21	NR / NR / NR	4,950	2.6	84,150	3.4	17.00	1/31/2020	$252	8.0%	2, 5-year options
AT&T	A / A3 / A-	3,300	1.8	79,200	3.2	24.00	12/31/2013	NA	NA	2, 5-year options
Ten Largest Owned Tenants		164,132	87.2%	$2,077,547	82.9%	$12.66
Remaining Owned Tenants		24,085	12.8	427,238	17.1	17.74
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		188,217	100.0%	$2,504,785	100.0%	$13.31

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Tenant Sales are as of 12/31/2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STIRLING LAFAYETTE SHOPPING CENTER

The following table presents certain information relating to the lease rollover schedule at the Stirling Lafayette Shopping Center Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	3,300	1.8	1.8%	79,200	3.2	24.00	1
2014	1,400	0.7	2.5%	36,400	1.5	26.00	1
2015	5,000	2.7	5.2%	19,095	0.8	3.82	1
2016	0	0.0	5.2%	0	0.0	0.00	0
2017	2,310	1.2	6.4%	60,060	2.4	26.00	2
2018	33,407	17.7	24.1%	522,166	20.8	15.63	4
2019	42,160	22.4	46.5%	662,608	26.5	15.72	6
2020	27,000	14.3	60.9%	459,100	18.3	17.00	3
2021	0	0.0	60.9%	0	0.0	0.00	0
2022	0	0.0	60.9%	0	0.0	0.00	0
2023	0	0.0	60.9%	0	0.0	0.00	0
2024 & Thereafter	73,640	39.1	100.0%	666,156	26.6	9.05	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	188,217	100.0%		$2,504,785	100.0%	$13.31	20

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Stirling Lafayette Shopping Center Property:

Historical Leased %(1)(2)
	2010	2011	2012
Owned Space	61.5%	74.2%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.
(2)	Stirling Lafayette Shopping Center Property was developed in phases from 2008 to 2013 and the historical occupancy demonstrates lease up over time.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Stirling Lafayette Shopping Center Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 3/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,700,213	$1,918,046	$2,319,440	$2,355,526	$2,504,785	$13.31
Overage Rent	0	0	1,077	2,960	0	0.00
Other Rental Revenue(3)	499	1,314	2,936	3,822	2,812	0.01
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$1,700,712	$1,919,360	$2,323,453	$2,362,308	$2,507,597	$13.32
Total Reimbursables	255,032	403,626	553,695	505,777	498,863	2.65
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(168,885)	(0.90)
Effective Gross Income	$1,955,744	$2,322,986	$2,877,148	$2,868,085	$2,837,575	$15.08

Total Operating Expenses	$505,400	$549,437	$610,285	$619,381	$631,375	$3.35

Net Operating Income	$1,450,344	$1,773,549	$2,266,863	$2,248,703	$2,206,200	$11.72
TI/LC	0	0	0	0	133,495	0.71
Capital Expenditures	0	0	0	0	27,578	0.15
Net Cash Flow	$1,450,344	$1,773,549	$2,266,863	$2,248,703	$2,045,127	$10.87

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 4/25/2013 rent roll with rent steps through 7/31/2014 but does not include the revenue under the executed leases for Ulta and Cato.
(3)	Other rental revenue consists of other tenant reimbursements.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STIRLING LAFAYETTE SHOPPING CENTER

■
Appraisal.  According to the appraisal, the Stirling Lafayette Shopping Center Property had an “as-is” appraised value of $33,300,000 as of an effective date of April 18, 2013.  The appraiser also indicated an “as complete and stabilized” appraised value of $36,000,000 as of November 18, 2013, which assumes the completion of 17,000 SF of new, inline retail space currently under construction and that Cato and Ulta take occupancy and commence paying rent for such space.

■	Environmental Matters. According to a Phase I environmental report, dated May 21, 2013, there are no recognized environmental conditions or recommendations for further action.

■
Market Overview and Competition.  The Stirling Lafayette Shopping Center Property is a retail power center located in Lafayette, Louisiana. The Stirling Lafayette Shopping Center Property is located in the Lafayette metropolitan statistical area on the southwest corner of Interstate 10 and Louisiana Avenue, and has access and visibility from both thoroughfares. The traffic count at this intersection is approximately 70,289 vehicles per day. As of 2013, the population within a five mile radius of the Stirling Lafayette Shopping Center Property was 75,480 with an average household income of $48,725. The Stirling Lafayette Shopping Center Property is anchored by Target and JCPenney (which are not part of the collateral) and Academy Sports, and is located directly off Interstate 10 with a designated exit.

The following table presents certain information relating to the primary competition for the Stirling Lafayette Shopping Center Property:

Competitive Set(1)
	Stirling Lafayette Shopping Center	Crossroads Shopping Center	Ambassador Row Shopping Center	Ambassador Row Courtyard	Acadiana Square Shopping Center	River Marketplace
Distance from Subject	-	9.4 miles	9.5 miles	8.5 miles	8.7 miles	9.1 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	2008-2013	2004	1982	1984	1991	2004
Total GLA	418,217(2)	184,000	187,678	146,697	227,000	343,000
Total Occupancy	100%	99%	98%	95%	96%	100%
Anchors	Target, JCPenney, Academy Sports	Petco, Ulta Cosmetics	Jackson Hewitt, Big Lots, Fantastic Sam’s, Planet Fitness	Verizon Wireless, Bed Bath & Beyond, Marshall’s	World Market, Books-A-Million	Target, Luxurious Nails, Books-A- Million, Cost Plus

(1)	Source: Appraisal.
(2)	Total GLA includes Non-owned Anchors.

■
The Borrower.  The borrower is Stirling Lafayette, L.L.C., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Stirling Lafayette Shopping Center Loan.  James E. Maurin is the non-recourse carveout guarantor under the Stirling Lafayette Shopping Center Loan.

■
Escrows.  At origination, the borrower funded a tax and insurance reserve in the amount of $100,087 in respect of taxes and $8,150 in respect of insurance premiums with an additional $3,597 funded after origination in respect of insurance premiums.  On each due date, the borrower is required to fund the tax and insurance reserve in an amount equal to one-twelfth of the amount the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve month period. In addition, the borrower is required to establish a tenant improvement and leasing commission reserve, into which the borrower is required to deposit $13,681 monthly, subject to a maximum amount of $800,000, provided that, if the Cato and Ulta earnout is satisfied the borrower may direct any amount up to $500,000 from the Cato and Ulta earnout reserve account be deposited into the tenant improvement and leasing commission reserve prior to May 24, 2014.  If $500,000 is deposited from the earnout reserve, the monthly amount required to be deposited into the tenant improvement and leasing commission reserve will be reduced to $6,250 until the earlier to occur of (i) January 1, 2018 or (ii) the date on which the borrower has drawn a cumulative amount of more than $50,000 from the tenant improvement and leasing commission reserve, at which time the monthly amount required to be deposited into the tenant improvement and leasing commission reserve will be increased to the full amount of $13,681.  The borrower is

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STIRLING LAFAYETTE SHOPPING CENTER

also required to establish a capital expenditure reserve account, into which the borrower is required to deposit $2,565 monthly.

At origination, the borrower funded an earnout reserve in the amount of $2,900,000 related to the occupancy of the space intended to be leased by Cato and Ulta (the “Cato and Ulta Earnout Reserve Account”). Provided that no event of default under the loan agreement is continuing, upon the request of the borrower, the lender will disburse all or a portion of the amounts in the Cato and Ulta Earnout Reserve Account (limited to an amount that results in an Earnout Debt Yield of 9.20%, after such disbursement), so long as certain conditions set forth in the loan documents are satisfied before May 24, 2014, including but not limited to that Cato and Ulta (or a replacement tenant) have executed leases (or subleases) satisfactory to the lender in accordance with the loan documents, have taken possession of their respective premises and have commenced paying rent and reimbursements required to be paid.  In the event that the required conditions have not been satisfied before May 24, 2014, the lender is required to apply all or any part of the funds on deposit in the Cato and Ulta Earnout Reserve Account to prepayment of the Stirling Lafayette Shopping Center Loan and the borrower will be required to pay the related yield maintenance premium; provided that if the borrower has satisfied the conditions as to only one of Cato or Ulta before May 24, 2014, then, provided no event of default under the loan agreement is continuing, the lender will disburse from the Cato and Ulta Earnout Reserve Account an amount that results in an Earnout Debt Yield of 9.20%, after such disbursement, and the lender is required to apply the remaining funds on deposit in the Cato and Ulta Earnout Reserve Account to prepayment of the Stirling Lafayette Shopping Center Loan and the borrower will be required to pay the related yield maintenance premium.

“Earnout Debt Yield” means as of any date, the ratio (expressed as a percentage) calculated by the lender of (i) the net operating income based on (a) the base rent set forth on the rent roll as of the date of calculation multiplied by 12 plus (b) all other operating income (other than base rent) from the Stirling Lafayette Shopping Center Property on a trailing 12-month basis to (ii) (a) the outstanding principal balance of the Stirling Lafayette Shopping Center Loan as of such date minus (b) the balance of funds remaining in the Cato and Ulta Earnout Reserve after a related disbursement.

Furthermore, during the continuance of a Stirling Lafayette Shopping Center Trigger Period (or during an event of default under the Stirling Lafayette Shopping Center Loan at the lender’s sole discretion), the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service, budgeted operating expenses and the funding of required monthly escrows for real estate taxes and insurance, be reserved and held as additional collateral for the Stirling Lafayette Shopping Center Loan.

A “Stirling Lafayette Shopping Center Trigger Period” means (a) any period commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan agreement) for the twelve-month period immediately preceding such fiscal quarter is less than $2,014,515.30 (or after the disbursement of all of the funds (or a pro rata portion of the funds) from the Cato and Ulta Earnout Reserve Account, 85% of the net operating income on the date of such disbursement) and terminating as of the end of any two consecutive fiscal quarters in which the net operating income for the twelve-month period immediately preceding each such fiscal quarter is equal to or greater than $2,014,515.30 (or after the disbursement of all of the funds (or a pro rata portion of the funds) from the Cato and Ulta Earnout Reserve Account, 85% of the net operating income on the date of such disbursement), (b) any period commencing when the borrower fails to deliver certain financial reports to the lender as required under the loan agreement and terminating when such reports are so delivered, (c) any period from (i) the date on which Lane Bryant and Office Depot have gone dark or given notice that they intend to vacate their premises, failed to give notice that they intend to renew their respective lease or are the subject of a bankruptcy or similar insolvency proceedings, to (ii) (a) the date on which either Lane Bryant or Office Depot have renewed their respective leases for at least a 5 year term paying at least a minimum rent as described in the loan documents, (b) the date on which such space has been re-let on terms satisfactory to the lender or (c) the date on which either Lane Bryant or Office Depot has affirmed its respective lease and, (d) any period from (i) the date on which any two of Office Depot, Petco and Ross Dress for Less have gone dark, given notice that they intend to vacate their premises, failed to give notice that they intend to renew their respective lease or are subject to a bankruptcy or similar insolvency proceeding, to (ii) (a) the date on which any two of Office Depot, Petco and Ross Dress for Less have renewed their respective leases for at least a 5 year term paying at least a minimum rent as

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

STIRLING LAFAYETTE SHOPPING CENTER

described in the loan documents, (b) the date on which such space has been re-let on terms satisfactory to the lender or (c) the date on which any two of Office Depot, Petco and Ross Dress for Less has affirmed its lease.

■
Lockbox and Cash Management.  The Stirling Lafayette Shopping Center Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender controlled lockbox account.  The loan documents also require that all cash revenues relating to the Stirling Lafayette Shopping Center Property and all other money received by the borrower or the property manager be deposited into the cash management account or lockbox account once per week.  All amounts in any lockbox account, absent an event of default or Stirling Lafayette Shopping Center Trigger Period, will be remitted directly into an operating account designated and accessible by the borrower and pledged to the lender.  During an event of default under the Stirling Lafayette Shopping Center Loan or Stirling Lafayette Shopping Center Trigger Period, all amounts in the lockbox account will be swept to the lender-controlled cash management account on a daily basis. During the continuance of a Stirling Lafayette Shopping Center Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and the funding of required monthly escrows be reserved and held as additional collateral for the Stirling Lafayette Shopping Center Loan.  During the continuance of an event of default, the lender may apply any funds in the cash management account to amounts payable under the Stirling Lafayette Shopping Center Loan and/or toward the payment of expenses of the Stirling Lafayette Shopping Center Property, in such order of priority as the lender may determine.

■
Property Management.  The Stirling Lafayette Shopping Center Property is currently managed by Stirling Properties, L.L.C., an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Stirling Lafayette Shopping Center Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Stirling Lafayette Shopping Center Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure period, if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Stirling Lafayette Shopping Center Property, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Stirling Lafayette Shopping Center Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Stirling Lafayette Shopping Center Property is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Stirling Lafayette Shopping Center Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ROCKWALL COMMONS APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Rockwall, Texas	Cut-off Date Principal Balance		$22,000,000
Property Type(1)	Multifamily	Cut-off Date Principal Balance per Unit		$108,910.89
Size (Units) (1)	202	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 6/14/2013	98.5%	Number of Related Mortgage Loans(2)		2
Owned Occupancy as of 6/14/2013	98.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate		4.6550%
Appraised Value	$31,510,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
		Borrower Sponsor(3)		Zaffar S. Tabani
Underwritten Revenues	$2,997,850
Underwritten Expenses	$1,041,482	Escrows
Underwritten Net Operating Income (NOI)	$1,936,368		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,885,868	Taxes	$176,685	$, 29,448
Cut-off Date LTV Ratio(2)	70.1%	Insurance	$10,169	$2,542
Maturity Date LTV Ratio (2)	60.1%	Replacement Reserves	$0	$4,208
DSCR Based on Underwritten NOI / NCF(2)	1.48x / 1.43x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.2% / 8.8%	Deferred Maintenance	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,000,000	100.0%	Loan Payoff	$13,119,777	59.6%
			Principal Equity Distribution	8,494,810	38.6
			Closing Costs	198,559	0.9
			Reserves	186,854	0.8
Total Sources	$22,000,000	100.0%	Total Uses	$22,000,000	100.0%

(1)	The Rockwall Commons Apartments Property also includes approximately 8,500 SF of ground floor retail space.
(2)
The Cut-off Date LTV Ratio, the Maturity Date LTV Ratio, the DSCR Based on Underwritten NOI / NCF and the Debt Yield Based on Underwritten NOI / NCF of the Rockwall Commons Apartments Loan and the Rockwall Commons Office Loan, which are cross-collateralized and cross-defaulted with each other, are presented in the aggregate.

(3)	Zaffar S. Tabani, as Trustee of the 2005 ZST/TBT Descendant’s Trust - T Trust, and Zaffar S. Tabani are the guarantors of the non-recourse carveouts under the Rockwall Commons Apartments Loan.

The following table presents certain information relating to the units and rent at the Rockwall Commons Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent
1 Bed / 1 Bath	131	769	$1,121	$1,762,932	$946	$1,487,050
2 Bed / 2 Bath	67	1,063	1,355	1,089,660	1,297	1,042,920
3 Bed / 2 Bath	4	1,448	1,576	75,648	1,569	75,288
Total / Wtd. Avg.	202	880	$1,208	$2,928,240	$1,075	$2,605,258

Source: As provided by the appraiser with respect to market rents and as provided by the borrower with respect to actual rents.

The following table presents certain information relating to historical leasing at the Rockwall Commons Apartments Property:

Historical Leased %(1)(2)
	2011	2012
Owned Space	98.0%	95.5%

(1)	As provided by the borrower.
(2)	Occupancy is as of December 31 for the specified year and does not include the ground floor retail space.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ROCKWALL COMMONS APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Rockwall Commons Apartments Property:

Cash Flow Analysis(1)
	2012	TTM 5/31/2013	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,647,035	$2,636,987	$2,612,112	$12,931.25
Other Income(3)	548,280	569,483	569,483	2,819.22
Total Rent Revenue	$3,195,315	$3,206,470	$3,181,595	$15,750.47
Economic Vacancy & Credit Loss	(309,383)	(230,718)	(203,745)	(1,008.64)
Effective Gross Income	$2,885,932	$2,975,751	$2,977,850	$14,741.83

Total Operating Expenses	$1,030,204	$1,046,398	$1,041,482	$5,155.85

Net Operating Income	$1,855,728	$1,929,353	$1,936,368	$9,585.98
Replacement Reserves	0	0	50,500	250.00
Net Cash Flow	$1,855,728	$1,929,353	$1,885,868	$9,335.98

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten base rent is based on the 4/30/2013 rent roll annualized.
(3)	Underwritten Other Income consists of $183,737 of retail space income and triple-net reimbursements, $80,392 of utility reimbursements and $68,926 of parking income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ROCKWALL COMMONS OFFICE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Rockwall, Texas	Cut-off Date Principal Balance		$2,900,000
Property Type	Office	Cut-off Date Principal Balance per SF		$112.45
Size (SF)	25,789	Percentage of Initial Pool Balance		0.2%
Total Occupancy as of 6/14/2013	100.0%	Number of Related Mortgage Loans		2
Owned Occupancy as of 6/14/2013	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate		4.6550%
Appraised Value	$4,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	24
		Borrower Sponsor(2)	Zaffar S. Tabani
Underwritten Revenues	$518,112
Underwritten Expenses	$173,519	Escrows
Underwritten Net Operating Income (NOI)	$344,593		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$313,647	Taxes	$34,769	$5,795
Cut-off Date LTV Ratio(1)	70.1%	Insurance	$1,354	$339
Maturity Date LTV Ratio(1)	60.1%	Replacement Reserves	$0	$430
DSCR Based on Underwritten NOI / NCF(1)	1.48x / 1.43x	TI/LC	$0	$2,149
Debt Yield Based on Underwritten NOI / NCF(1)	9.2% / 8.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$2,900,000	100.0%	Loan Payoff	$1,729,425	59.6%
			Principal Equity Distribution	1,073,320	37.0
			Closing Costs	61,132	2.1
			Reserves	36,123	1.2
Total Sources	$2,900,000	100.0%	Total Uses	$2,900,000	100.0%

(1)
The Cut-off Date LTV Ratio, the Maturity Date LTV Ratio, the DSCR Based on Underwritten NOI / NCF and the Debt Yield Based on Underwritten NOI / NCF of the Rockwall Commons Apartments Loan and the Rockwall Commons Office Loan, which are cross-collateralized and cross-defaulted with each other, are presented in the aggregate.

(2)	Zaffar S. Tabani, as Trustee of the 2005 ZST/TBT Descendant’s Trust - T Trust, and Zaffar S. Tabani are the guarantors of the non-recourse carveouts under the Rockwall Commons Office Loan.

The following table presents certain information relating to the tenants at the Rockwall Commons Office Property:

Owned Tenants Based On Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Resourcing Edge	NR / NR / NR	11,553	44.8%	$207,954	39.8%	$18.00	1/31/2018	1, 5-year option
L-3 Communications	BBB- / Ba1 / BBB-	6,957	27.0	147,836	28.3	21.25	2/28/2015	2, 3-year options
El Dorado Chemical Co.	NR / NR / NR	4,361	16.9	104,664	20.0	24.00	11/30/2015	2, 5-year options
CSI	NR / NR / NR	1,767	6.9	38,874	7.4	22.00	7/31/2015	NA
Dr. Kennedy	NR / NR / NR	1,151	4.5	23,020	4.4	20.00	12/31/2013	NA
Total		25,789	100.0%	$522,348	100.0%	$20.25
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		25,789	100.0%	$522,348	100.0%	$20.25

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

ROCKWALL COMMONS OFFICE

The following table presents the lease rollover schedule at the Rockwall Commons Office Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	1,151	4.5	4.5%	23,020	4.4	20.00	1
2014	0	0.0	4.5%	0	0.0	0.00	0
2015	13,085	50.7	55.2%	291,374	55.8	22.27	3
2016	0	0.0	55.2%	0	0.0	0.00	0
2017	0	0.0	55.2%	0	0.0	0.00	0
2018	11,553	44.8	100.0%	207,954	39.8	18.00	1
2019	0	0.0	100.0%	0	0.0	0.00	0
2020	0	0.0	100.0%	0	0.0	0.00	0
2021	0	0.0	100.0%	0	0.0	0.00	0
2022	0	0.0	100.0%	0	0.0	0.00	0
2023	0	0.0	100.0%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	25,789	100.0%		$522,348	100.0%	$20.25	5

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Rockwall Commons Office Property:

Historical Leased %(1)(2)
	2011	2012
Owned Space	85.0%	100.0%

(1)	As provided by the borrower.
(2)	Occupancy is as of December 31 for the specified year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Rockwall Commons Office Property:

Cash Flow Analysis(1)
	2012	TTM 5/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$486,730	$521,565	$522,348	$20.25
Overage Rent	0	0	0	0.00
Gross Up Vacancy	0	0	0	0.00
Total Rent	$486,730	$521,565	$522,348	$20.25
Total Reimbursables	37,286	40,590	40,590	1.57
Other Income(3)	11,483	11,468	11,468	0.44
Less Vacancy & Credit Loss	0	0	(56,294)	(2.18)
Effective Gross Income	$535,500	$573,623	$518,112	$20.09

Total Operating Expenses	$167,696	$168,063	$173,519	$6.73

Net Operating Income	$367,804	$405,560	$344,593	$13.36
TI/LC	0	0	25,789	1.00
Capital Expenditures	0	0	5,158	0.20
Net Cash Flow	$367,804	$405,560	$313,647	$12.16

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 4/8/2013.
(3)	Includes parking revenue, late charges and miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SURFSAND RESORT

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Cannon Beach, Oregon	Cut-off Date Principal Balance		$22,967,911
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$236,782.59
Size (Rooms)	97	Percentage of Initial Pool Balance		1.7%
Total TTM Occupancy as of 3/31/2013	64.8%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 3/312013	64.8%	Type of Security(1)		Both Fee/Leasehold
Year Built / Latest Renovation	1966 / 1979, 2001, 2006, 2007	Mortgage Rate		4.1800%
Appraised Value	$38,100,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(2)	Stephanie Snyder
Underwritten Revenues	$6,181,636
Underwritten Expenses	$3,127,349	Escrows
Underwritten Net Operating Income (NOI)	$3,054,287		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,807,022	Taxes	$101,619	$14,517
Cut-off Date LTV Ratio	60.3%	Insurance	$171,835	$15,621
Maturity Date LTV Ratio	48.3%	Deferred Maintenance Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF	2.27x / 2.08x	FF&E	$0	$20,605
Debt Yield Based on Underwritten NOI / NCF	13.3% / 12.2%	Other(3)	$21,759	$140,257

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$23,000,000	100.0%	Loan Payoff	$19,318,184	84.0%
			Principal Equity Distribution	2,964,778	12.9
			Closing Costs	421,827	1.8
			Reserves	295,212	1.3
Total Sources	$23,000,000	100.0%	Total Uses	$23,000,000	100.0%

(1)
The Surfsand Resort Property consists of both the fee simple interest in an approximately 3.29 acre parcel and the leasehold interests in an approximately 0.67 acre unimproved parcel and an approximately 0.40 acre parcel that is subleased for operation as a restaurant.

(2)	Stephanie Snyder is the guarantor of the non-recourse carveouts under the Surfsand Resort Loan.
(3)
A ground lease reserve in the amount of $21,579 was funded at the origination of the Surfsand Resort Loan.  Additionally, the borrower is required to deposit $140,257 into a seasonality reserve on each monthly due date occurring from July through October of each year.  Funds in the seasonality reserve will be disbursed to the borrower in an amount equal to $112,205.60 on each monthly due date occurring from December through April of each year.

The following table presents certain information relating to the 2012 market mix with respect to the Surfsand Resort Property, as provided in the appraisal for the Surfsand Resort Property:

Estimated Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure
Surfsand Resort	18%	82%

(1)	As provided by the appraiser.

The following table presents certain information relating to the 2012 penetration rates relating to the Surfsand Resort Property, as provided in the appraisal for the Surfsand Resort Property:

2012 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Surfsand Resort	118.1%	140.4%	165.8%

(1)	As provided by the appraiser.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SURFSAND RESORT

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Surfsand Resort Property:

Surfsand Resort(1)
	2010	2011	2012	TTM 3/31/2013
Occupancy	59.7%	59.1%	64.8%	64.8%
ADR	$230.33	$235.14	$234.48	$236.04
RevPar	$137.51	$139.04	$151.97	$152.93

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Surfsand Resort Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 3/31/2013	Underwritten	Underwritten $ per Room
Room Revenue	$4,868,471	$4,922,877	$5,380,518	$5,414,612	$5,414,612	$55,821
Restaurant Lease Payments	291,004	301,658	342,616	323,290	323,290	3,333
Other Revenue(2)	363,134	381,244	442,728	443,734	443,734	4,575
Total Revenue	$5,522,609	$5,605,779	$6,165,862	$6,181,636	$6,181,636	$63,728

Room Expense	$1,271,135	$1,217,754	$1,281,392	$1,285,250	$1,285,250	$13,250
Food & Beverage Expense	0	0	0	0	0	0
Other Expense	0	0	0	0	0	0
Total Departmental Expense	$1,271,135	$1,217,754	$1,281,392	$1,285,250	$1,285,250	$13,250
Total Undistributed Expense	1,160,675	1,186,477	1,286,516	1,294,983	1,294,983	13,350
Total Fixed Charges	452,936	465,809	506,885	525,582	547,115	5,640
Total Operating Expenses	$2,884,746	$2,870,040	$3,074,793	$3,105,815	$3,127,349	$32,241

Net Operating Income	$2,637,863	$2,735,739	$3,091,069	$3,075,821	$3,054,287	$31,487
FF&E	32,840	25,162	46,359	51,128	247,265	2,549
Net Cash Flow	$2,605,023	$2,710,577	$3,044,710	$3,024,693	$2,807,022	$28,938

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Includes conference room, laundry and other miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WAREHOUSE & FLEX PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller		GSMC
Location (City/State)	Various, Pennsylvania	Cut-off Date Principal Balance		$22,400,000
Property Type	Industrial	Cut-off Date Principal Balance per SF		$103.50
Size (SF)	216,415	Percentage of Initial Pool Balance		1.7%
Total Occupancy as of 6/1/2013	93.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/1/2013	93.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		5.2360%
Appraised Value	$32,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(1)	Frank L. Seidman, Francis L. Donato, Gabriel W. Spector and Daniel J. Maguire, Jr.
Underwritten Revenues	$2,742,697
Underwritten Expenses	$549,504	Escrows
Underwritten Net Operating Income (NOI)	$2,193,193		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,972,432	Taxes	$248,475	$27,608
Cut-off Date LTV Ratio	69.1%	Insurance	$15,006	$3,752
Maturity Date LTV Ratio	52.1%	Replacement Reserves	$0	$6,847
DSCR Based on Underwritten NOI / NCF	1.36x / 1.23x	TI/LC(2)	$2,275,000	$0
Debt Yield Based on Underwritten NOI / NCF	9.8% / 8.8%	Other(3)	$16,560	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,400,000	100.0%	Loan Payoff	$18,764,264	83.8%
			Reserves	2,555,042	11.4
			Principal Equity Distribution	674,083	3.0
			Closing Costs	406,611	1.8
Total Sources	$22,400,000	100.0%	Total Uses	$22,400,000	100.0%

(1)	Frank L. Seidman, Francis L. Donato, Gabriel W. Spector and Daniel J. Maguire, Jr. are the guarantors of the non-recourse carveouts under the Warehouse & Flex Portfolio Loan.
(2)
$2,275,000 was reserved at origination for major tenant lease rollover during the loan term. TI/LC reserve is capped at $2,275,000. TI/LC contributions of $16,667 per month will be collected commencing July 2015 if the balance in the TI/LC reserve account is less than $2,275,000.

(3)	Other upfront reserve represents a deferred maintenance reserve ($16,560).

The following table presents certain information relating to the Warehouse & Flex Portfolio Properties:

Property Name	City	State	Total GLA	Occupancy	Allocated Cut-off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per SF
1515 Grundy’s Lane	Bristol	PA	85,000	84.1%	$10,923,457	48.8%	2000, 2002 / NAP	$15,800,000	$963,197	$11.33
1501 Grundy’s Lane	Bristol	PA	50,000	100.0%	5,046,913	22.5	2000 / NAP	7,300,000	449,396	8.99
311 Sinclair Road	Bristol	PA	40,500	100.0%	3,664,198	16.4	1991 / 2001	5,300,000	294,898	7.28
1100 Wheeler Way	Langhorne	PA	40,915	100.0%	2,765,432	12.3	1979 / 2003	4,000,000	264,941	6.48
Total / Wtd. Avg.			216,415	93.8%	$22,400,000	100.0%		$32,400,000	$1,972,432	$9.11

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WAREHOUSE & FLEX PORTFOLIO

The following table presents certain information relating to the tenants at the Warehouse & Flex Portfolio Properties:

Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
L-3 Communications	NR / Ba1 / BBB-	71,500	33.0%	$1,076,790	44.6%	$15.06	12/1/2015	NA
Asset Management Specialists(2)	NR / NR / NR	40,500	18.7	453,600	18.8	11.20	9/30/2015	1, 5-year option
Vestcom New Century	NR / NR / NR	41,667	19.3	439,587	18.2	10.55	3/30/2015	1, 5-year option
United Electric	NR / NR / NR	40,915	18.9	326,093	13.5	7.97	12/31/2018	2, 5-year-options
Southeastern Health	NR / NR / NR	8,333	3.9	120,829	5.0	14.50	3/31/2019	NA
Largest Tenants		202,915	93.8%	$2,416,898	100.0%	$11.91
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant		13,500	6.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		216,415	100.0%	$2,416,898	100.0%	$11.91

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Asset Management Specialists has an option to terminate its lease on 9/30/2014 with notice by 3/31/2014.

The following table presents the lease rollover schedule at the Warehouse & Flex Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	153,667	71.0	71.0%	1,969,977	81.5	12.82	3
2016	0	0.0	71.0%	0	0.0	0.00	0
2017	0	0.0	71.0%	0	0.0	0.00	0
2018	40,915	18.9	89.9%	326,093	13.5	7.97	1
2019	8,333	3.9	93.8%	120,829	5.0	14.50	1
2020	0	0.0	93.8%	0	0.0	0.00	0
2021	0	0.0	93.8%	0	0.0	0.00	0
2022	0	0.0	93.8%	0	0.0	0.00	0
2023	0	0.0	93.8%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	93.8%	0	0.0	0.00	0
Vacant	13,500	6.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	216,415	100.0%		$2,416,898	100.0%	$11.91	5

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Warehouse & Flex Portfolio Properties:

Historical Leased %(1)

	2010	2011	2012
Owned Space	79.0%	90.0%	93.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

WAREHOUSE & FLEX PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Warehouse & Flex Portfolio Properties:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 4/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,782,245	$2,148,170	$2,213,374	$2,332,276	$2,416,898	$11.17
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$1,782,245	$2,148,170	$2,213,374	$2,332,276	$2,416,898	$11.17
Total Reimbursables	375,564	367,810	400,956	426,069	432,419	2.00
Parking Income	0	0	0	0	0	0.00
Other Income	31,506	912	2,444	0	0	0.00
Vacant Leased at Market	0	0	0	0	238,275	1.10
Less Vacancy & Credit Loss	0	0	0	0	(344,895)	(1.59)
Effective Gross Income	$2,189,315	$2,516,892	$2,616,774	$2,758,345	$2,742,698	$12.67

Total Operating Expenses	$537,371	$546,635	$522,671	$537,833	$549,504	$2.54

Net Operating Income	$1,651,944	$1,970,257	$2,094,103	$2,220,512	$2,193,193	$10.13
TI/LC	0	0	0	0	138,604	0.64
Capital Expenditures	0	0	0	0	82,158	0.38
Net Cash Flow	$1,651,944	$1,970,257	$2,094,103	$2,220,512	$1,972,432	$9.11

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 6/1/2013 and rent steps through 7/31/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

INNOVATION CENTER OF VERMONT

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	Burlington, Vermont		Cut-off Date Principal Balance		$22,393,448
Property Type	Office		Cut-off Date Principal Balance per SF		$108.80
Size (SF)	205,825		Percentage of Initial Pool Balance		1.7%
Total Occupancy as of 5/21/2013	88.3%		Number of Related Mortgage Loans		None
Owned Occupancy as of 5/21/2013	88.3%		Type of Security		Fee Simple
Year Built / Latest Renovation	1894 / 2010		Mortgage Rate		4.1330%
Appraised Value	$29,900,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		360
			Original Interest Only Period (Months)	NAP
			Borrower Sponsor(1)	Charles M. Bayer, Jr.
Underwritten Revenues	$3,837,377
Underwritten Expenses	$1,216,687		Escrows
Underwritten Net Operating Income (NOI)	$2,620,690			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,338,897		Taxes	$73,408	$36,704
Cut-off Date LTV Ratio	74.9%		Insurance	$18,092	$2,585
Maturity Date LTV Ratio	59.9%		Replacement Reserves	$0	$5,832
DSCR Based on Underwritten NOI / NCF	2.01x / 1.79x		TI/LC(2)	$0	$12,864
Debt Yield Based on Underwritten NOI / NCF	11.7% / 10.4%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,425,000	100.0%	Recapitalization	$21,868,515	97.5%
			Closing Costs	464,986	2.1
			Reserves	91,499	0.4

Total Sources	$22,425,000	100.0%	Total Uses	$22,425,000	100.0%

(1)	Charles M. Bayer, Jr. is the guarantor of the non-recourse carveouts under the Innovation Center of Vermont Loan.
(2)	TI/LC reserve is capped at $231,553.

The following table presents certain information relating to the tenants at the Innovation Center of Vermont Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
VEIC	NR / NR / NR	51,103	24.8%	$932,630	31.1%	$18.25	3/31/2021	2, 5-year options
GSA – Dept. of Veterans Affairs(2)	AA / Aa2 / AA	21,582	10.5	480,088	16.0	22.24	8/28/2023	NA
Dealer.com(3)	NR / NR / NR	39,320	19.1	384,746	12.8	9.79	5/16/2028	2, 5-year options
PPNNE	NR / NR / NR	18,775	9.1	288,760	9.6	15.38	7/31/2021	2, 5-year options
GSA-IRS(4)	AA / Aa2 / AA	12,997	6.3	272,730	9.1	20.98	1/1/2023	NA
Fletcher Allen Health Care	NR / NR / NR	8,257	4.0	160,423	5.3	19.43	(5)	1, 5-year option
University of Vermont(6)	NR / NR / NR	7,290	3.5	139,608	4.7	19.15	7/1/2014	NA
Hagan & Rinehart Pediatricians	NR / NR / NR	5,890	2.9	84,404	2.8	14.33	4/30/2026	2, 5-year options
CapSite (HIMSS)	NR / NR / NR	4,902	2.4	60,834	2.0	12.41	4/30/2020	2, 5-year options
Congressman Peter Welch(7)	AA / Aa2 / AA	2,305	1.1	56,473	1.9	24.50	1/2/2015	4, 2-year options
Ten Largest Tenants		172,421	83.8%	$2,860,695	95.3%	$16.59
Remaining Tenants		9,351	4.5	141,471	4.7	15.13
Vacant		24,053	11.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		205,825	100.0%	$3,002,166	100.0%	$16.52

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
GSA – Dept. of Veterans Affairs is currently building out its space and is expected to take occupancy and begin paying rent in August 2013. We cannot assure you that GSA – Dept. of Veterans Affairs will take occupancy or begin paying rent as expected or at all.

(3)
Dealer.com is currently building out its space and is expected to take occupancy in December 2013. Rent commencement is expected to occur on the earlier to occur of occupancy and 2/1/2014. Dealer.com has a one-time termination option on 5/17/2021 with 12 months notice.

(4)	GSA – IRS may terminate its lease at any time after 12/31/2017 with 90 days notice.
(5)	Fletcher Allen Health Care has 7,004 SF ($20.35 base rent per SF) expiring on 2/28/2017 and 1,253 SF ($14.28 base rent per SF) expiring on 2/28/2014.
(6)
University of Vermont executed a new lease as of 7/1/2013 at a base rent of $14.50 per SF, expiring on 6/30/2019, with 2, 5-year renewal/extension options and a one-time right to terminate the lease on 6/30/2017 with 9 months notice.

(7)
Congressman Peter Welch is currently building out its space and is expected to take occupancy and begin paying rent in September 2013. The tenant has 4, 2-year renewal/extension options if re-elected. We cannot assure you that Congressman Peter Welch will take occupancy or begin paying rent as expected or at all or that he will be re-elected.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

INNOVATION CENTER OF VERMONT

The following table presents the lease rollover schedule at the Innovation Center of Vermont Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013(2)	2,575	1.3	1.3%	40,980	1.4	15.91	1
2014	8,543	4.2	5.4%	157,500	5.2	18.44	2
2015	2,305	1.1	6.5%	56,473	1.9	24.50	1
2016	6,447	3.1	9.7%	67,479	2.2	10.47	4
2017	7,332	3.6	13.2%	148,531	4.9	20.26	2
2018	1	0.0	13.2%	27,012	0.9	27,012.00	1
2019	0	0.0	13.2%	0	0.0	0.00	0
2020	4,902	2.4	15.6%	60,834	2.0	12.41	1
2021	69,878	34.0	49.5%	1,221,389	40.7	17.48	2
2022	0	0.0	49.5%	0	0.0	0.00	0
2023	34,579	16.8	66.3%	752,818	25.1	21.77	2
2024 & Thereafter	45,210	22.0	88.3%	469,150	15.6	10.38	2
Vacant	24,053	11.7	100.0%	0	0.0	0.00	3
Total / Wtd. Avg.	205,825	100.0%		$3,002,166	100.0%	$16.52	21

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	University of Vermont executed a new lease as of 7/1/2013 at a base rent of $14.50 per SF and expiring on 6/30/2019.

The following table presents certain information relating to historical leasing at the Innovation Center of Vermont Property:

Historical Leased %(1)

	2010	2011	2012
Owned Space	100.0%	62.4%	83.5%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Innovation Center of Vermont Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 5/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,181,208	$1,930,546	$2,165,814	$2,364,184	$3,002,166	$14.59
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	482,984	2.35
Total Rent	$3,181,208	$1,930,546	$2,165,814	$2,364,184	$3,485,150	$16.93
Total Reimbursables	1,997,322	422,602	646,345	826,708	767,490	3.73
Parking Income	0	45,360	46,721	46,721	46,721	0.23
Other Income(3)	6,888	27,984	16,460	9,597	21,000	0.10
Less Vacancy & Credit Loss	0	0	0	0	(482,984)	(2.35)
Effective Gross Income	$5,185,418	$2,426,492	$2,875,340	$3,247,210	$3,837,377	$18.64

Total Operating Expenses	$1,836,714	$1,082,090	$1,116,023	$1,164,249	$1,216,687	$5.91

Net Operating Income	$3,348,704	$1,344,402	$1,759,317	$2,082,961	$2,620,690	$12.73
TI/LC	0	0	0	0	211,813	1.03
Capital Expenditures	0	0	0	0	69,981	0.34
Net Cash Flow	$3,348,704	$1,344,402	$1,759,317	$2,082,961	$2,338,897	$11.36

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 5/21/2013 and rent steps through 7/31/2014.
(3)	Other income includes membership fees for on-site fitness club and other miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

BLACKHAWK ESTATES

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		SMF I
Location (City/State)	Des Plaines, Illinois	Cut-off Date Principal Balance		$19,500,000
Property Type	Manufactured Housing	Cut-off Date Principal Balance per Unit		$39,314.52
Size (Pads)	496	Percentage of Initial Pool Balance		1.5%
Total Occupancy as of 4/30/2013	90.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/30/2013	90.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1959 / 2010-2011	Mortgage Rate		4.5470%
Appraised Value	$31,290,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(2)		Edward C. Zeman
Underwritten Revenues	$3,314,962
Underwritten Expenses	$1,143,365	Escrows
Underwritten Net Operating Income (NOI)	$2,171,596		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,114,593	Taxes	$71,129	$35,565
Cut-off Date LTV Ratio	62.3%	Insurance	$17,556	$2,508
Maturity Date LTV Ratio(1)	46.6%	Replacement Reserves	$0	$4,750
DSCR Based on Underwritten NOI / NCF	1.82x / 1.77x	Deferred Maintenance	$33,563	$0
Debt Yield Based on Underwritten NOI / NCF	11.1% / 10.8%	Other(3)	$1,500,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,500,000	100.0%	Loan Payoff	$14,345,369	73.6%
			Principal Equity Distribution	3,011,579	15.4
			Reserves	1,622,249	8.3
			Closing Costs	520,804	2.7
Total Sources	$19,500,000	100.0%	Total Uses	$19,500,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $33,900,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 50.5%.
(2)	Edward C. Zeman is the guarantor of the non-recourse carveouts under the Blackhawk Estates Loan.
(3)
A holdback reserve in the amount of $1,500,000 was funded at the origination of the Blackhawk Estates Loan.  The funds in such reserve will not be released to the borrower until December 1, 2013 and then only if the Blackhawk Estates Property achieves a trailing 12-month debt service coverage ratio as calculated under the loan documents equal to or greater than 1.50x.  The borrower may request the release of the reserve no more frequently than once in any three month period.

The following table presents certain information relating to historical leasing at the Blackhawk Estates Property:

Historical Leased %(1)
2012(2)
Owned Space	89.3%

(1)	As provided by the prior owner. Historical occupancy percentages prior to 2012 are not available.
(2)	Occupancy is as of 10/31/2012.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Blackhawk Estates Property:

Cash Flow Analysis(1)
	2010	2011	2012	Trailing 5 Mos 4/30/2013(2)	Underwritten(3)	Underwritten $ per Unit
Base Rent	$2,865,916	$3,075,241	$3,260,544	$3,314,962	$3,659,700	$7,378.43
Other Income(4)	22,400	1,894	15,164	90,637	49,600	100.00
Total Rent Revenue	$2,888,316	$3,077,135	$3,275,708	$3,405,599	$3,709,300	$7,478.43
Economic Vacancy & Credit Loss	0	0	0	0	(394,338)	(795.04)
Effective Gross Income	$2,888,316	$3,077,135	$3,275,708	$3,405,599	$3,314,962	$6,683.39

Total Operating Expenses	$1,973,464	$2,021,754	$1,774,260	$1,110,289	$1,143,365	$2,305.17

Net Operating Income	$914,852	$1,055,381	$1,501,448	$2,295,310	$2,171,596	$4,378.22
Replacement Reserves	0	0	0	0	57,003	114.93
Net Cash Flow	$914,852	$1,055,381	$1,501,448	$2,295,310	$2,114,593	$4,263.29

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Represents 12/1/2012 through 4/30/2013 operating history annualized. The borrower acquired the Blackhawk Estates Property on November 30, 2012.
(3)	Underwritten base rent is based on the 4/30/2013 rent roll annualized.
(4)	Includes late charges and miscellaneous revenue. Under the prior ownership, the majority of other income was reported in base rent.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

FOREST COVE APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Mount Prospect, Illinois	Cut-off Date Principal Balance		$18,926,471
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$63,088.24
Size (Units)	300	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 3/20/2013	92.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/20/2013	92.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1975 / NAP	Mortgage Rate		4.4600%
Appraised Value	$25,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)		Plato Foufas and
		The Fifth Amendment and Restatement of The KM Settlement
Underwritten Revenues	$3,122,980
Underwritten Expenses	$1,417,896	Escrows
Underwritten Net Operating Income (NOI)	$1,705,084		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,615,084	Taxes	$104,187	$26,047
Cut-off Date LTV Ratio	74.5%	Insurance	$158,656	$14,423
Maturity Date LTV Ratio	60.4%	Replacement Reserves	$409,656	$7,500
DSCR Based on Underwritten NOI / NCF	1.48x / 1.40x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.0% / 8.5%	Deferred Maintenance	$90,344	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,000,000	99.7%	Loan Payoff	$12,335,061	64.8%
Other Sources	50,000	0.3	Principal Equity Distribution	5,684,155	29.8
			Reserves	762,843	4.0
			Other Uses	211,785	1.1
			Closing Costs	56,155	0.3

Total Sources	$19,050,000	100.0%	Total Uses	$19,050,000	100.0%

(1)
Plato Foufas, an individual, and The Fifth Amendment and Restatement of The KM Settlement, a trust governed under the laws of Belize, are the guarantors of the non-recourse carveouts under the Forest Cove Apartments Loan.

The following table presents certain information relating to the units and rent at the Forest Cove Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent
1 Bed / 1 Bath (Small)	32	680	$837	$321,408	$678	$260,346
1 Bed / 1 Bath (Medium)	144	686	834	1,441,152	728	1,257,563
1 Bed / 1 Bath (Large)	4	722	802	38,496	802	38,496
2 Bed / 1 Bath	100	836	1,005	1,206,000	983	1,179,662
2 Bed / 1 Bath (Large)	20	886	1,017	244,080	965	231,672
Total / Wtd. Avg.	300	749	$903	$3,251,136	$824	$2,967,739

Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at the Forest Cove Apartments Property:

Historical Leased %(1)(2)
	2010	2011	2012	TTM 2/28/2013
Owned Space	90.1%	91.2%	91.6%	91.3%

(1)	As provided by the borrower.
(2)	Represents average annual occupancy for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

FOREST COVE APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Forest Cove Apartments Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 2/28/2013	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,626,183	$2,761,388	$2,878,930	$2,894,814	$2,967,739	$9,892.46
Other Income	162,885	133,642	135,084	144,557	144,557	481.86
Total Rent Revenue	$2,789,068	$2,895,030	$3,014,014	$3,039,371	$3,112,296	$10,374.32
Utility Reimbursements	123,461	114,224	93,830	91,236	91,236	304.12
Potential Income from Vacant Units	0	0	0	0	242,460	808.20
Economic Vacancy & Credit Loss	(83,114)	(29,987)	(53,111)	(58,925)	(323,012)	(1,076.71)
Effective Gross Income	$2,829,415	$2,979,267	$3,054,733	$3,071,682	$3,122,980	$10,409.93

Total Operating Expenses	$1,655,666	$1,518,536	$1,382,164	$1,388,495	$1,417,896	$4,726.32

Net Operating Income	$1,173,749	$1,460,731	$1,672,569	$1,683,187	$1,705,084	$5,683.61
Replacement Reserves	0	0	0	0	90,000	300.00
Net Cash Flow	$1,173,749	$1,460,731	$1,672,569	$1,683,187	$1,615,084	$5,383.61

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 3/20/2013 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RENAISSANCE AT HOBBLE CREEK

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Boise, Idaho	Cut-off Date Principal Balance		$17,800,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$61,805.56
Size (Units)	288	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 5/17/2013	96.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/17/2013	96.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1998 / NAP	Mortgage Rate		4.7995%
Appraised Value	$24,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)	Peter Hollingshead and Thomas A. Cologna
Underwritten Revenues	$2,598,901
Underwritten Expenses	$1,109,565	Escrows
Underwritten Net Operating Income (NOI)	$1,489,336		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,366,936	Taxes	$53,295	$26,648
Cut-off Date LTV Ratio	72.4%	Insurance	$8,652	$3,434
Maturity Date LTV Ratio	59.1%	Replacement Reserves	$10,200	$10,200
DSCR Based on Underwritten NOI / NCF	1.33x / 1.22x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.4% / 7.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,800,000	97.1%	Loan Payoff	$17,808,217	97.1%
Principal Equity Contribution	539,074	2.9	Closing Costs	458,709	2.5
			Reserves	72,148	0.4

Total Sources	$18,339,074	100.0%	Total Uses	$18,339,074	100.0%

(1)	Peter Hollingshead and Thomas A. Cologna are the guarantors of the non-recourse carveouts under the Renaissance at Hobble Creek Loan.

The following table presents certain information relating to the units and rent at Renaissance at Hobble Creek Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Yearly Market Rent(1)	Monthly Actual Rent per Unit(2)	Yearly Actual Rent(2)
1 Bed / 1 Bath	48	560	$585	$336,960	$568	$327,168
1 Bed / 1 Bath	48	720	635	365,760	628	361,728
1 Bed / 1 Bath	48	765	644	370,944	631	363,456
1 Bed / 1 Bath Garage	16	830	768	147,456	739	141,888
2 Bed / 1 Bath	16	900	749	143,808	744	142,848
2 Bed / 2 Bath	48	960	773	445,248	759	437,184
2 Bed / 2 Bath	48	1,075	827	476,352	810	466,560
2 Bed / 2 Bath Garage	16	1,040	915	175,680	897	172,224
Total / Avg.	288	834	$712	$2,462,208	$698	$2,413,056

(1)	Source: Appraisal.
(2)	As provided by the borrower.

The following table presents certain information relating to historical leasing at the Renaissance at Hobble Creek Property:

Historical Leased %(1)
	2010	2011	2012	TTM 4/1/2013
Owned Space	96.9%	95.6%	95.9%	96.1%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RENAISSANCE AT HOBBLE CREEK

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Renaissance at Hobble Creek Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 4/1/2013	Underwritten(2)	Underwritten $ per Unit
Rental Revenue	$2,406,315	$2,345,454	$2,325,727	$2,357,432	$2,413,056	$8,378.67
Other Income	338,847	241,088	268,577	261,748	261,748	908.85
Total Rent Revenue	$2,745,161	$2,586,542	$2,594,304	$2,619,179	$2,674,804	$9,287.51
Utility Reimbursements	63,746	76,916	62,526	61,989	61,989	215.24
Economic Vacancy & Credit Loss	(341,046)	(210,316)	(110,085)	(108,912)	(137,892)	(478.79)
Effective Gross Income	$2,467,861	$2,453,143	$2,546,745	$2,572,257	$2,598,901	$9,023.96

Total Operating Expenses	$1,354,259	$1,089,719	$1,077,529	$1,116,342	$1,109,565	$3,852.66

Net Operating Income	$1,113,602	$1,363,424	$1,469,216	$1,455,915	$1,489,336	$5,171.31
Replacement Reserves	0	0	0	0	122,400	425.00
Net Cash Flow	$1,113,602	$1,363,424	$1,469,216	$1,455,915	$1,366,936	$4,746.31

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 5/17/2013 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVERCREST SHADOW ANCHORED PORTFOLIO 4

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller		GSMC
Location (City/State)	Various	Cut-off Date Principal Balance		$16,700,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$113.60
Size (SF)	147,005	Percentage of Initial Pool Balance		1.3%
Total Occupancy as of 4/15/2013	98.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/15/2013	98.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate		3.7930%
Appraised Value	$22,415,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
		Borrower Sponsor(1)	Florence (Southside) WMS, LLC, Greenville (Whitehorse) WMS, LLC, Shelby (Creekside) WMS, LLC and Greer (Hillview) WMS, LLC
Underwritten Revenues	$2,425,916
Underwritten Expenses	$564,518	Escrows
Underwritten Net Operating Income (NOI)	$1,861,398		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,726,664	Taxes	$107,622	$21,524
Cut-off Date LTV Ratio	74.5%	Insurance	$10,697	$998
Maturity Date LTV Ratio	62.4%	Replacement Reserves	$0	$3,150
DSCR Based on Underwritten NOI / NCF	2.00x / 1.85x	TI/LC(2)	$0	$8,333
Debt Yield Based on Underwritten NOI / NCF	11.1% / 10.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,700,000	89.7%	Loan Payoff	$18,252,689	98.0%
Principal’s New Cash Contribution	1,921,216	10.3	Closing Costs	250,208	1.3
			Reserves	118,319	0.6

Total Sources	$18,621,216	100.0%	Total Uses	$18,621,216	100.0%

(1)
Each of the 4 borrower sponsors are wholly owned by WMS Properties, LLC which is controlled by Stanley Werb (22.3619% ownership) and Jonathan Gaines (20.2160% ownership).  Stanley Werb and Jonathan S. Gaines are the guarantors of the non-recourse carveouts under the Rivercrest Shadow Anchored Portfolio 4 Loan.

(2)	TI/LC reserves are capped at $300,000.

The following table presents certain information relating to the Rivercrest Shadow Anchored Portfolio 4 Properties:

Property Name	City	State	Total GLA	Occupancy	Allocated Cut-off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per SF
Creekside Plaza	Shelby	NC	42,940	100.0%	$4,878,052	29.2%	1999 / NAP	$6,640,000	$520,497	$12.12
Southside Commons	Florence	SC	37,401	96.8%	4,248,813	25.4	1999 / NAP	5,860,000	457,808	12.24
White Horse Commons	Greenville	SC	33,628	100.0%	3,820,194	22.9	1999 / NAP	5,365,000	404,042	12.02
Hillview Plaza	Greer	SC	33,036	96.4%	3,752,941	22.5	1998 / NAP	4,550,000	344,317	10.42
Total / Wtd. Avg.			147,005	98.4%	$16,700,000	100.0%		$22,415,000	$1,726,664	$11.75

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVERCREST SHADOW ANCHORED PORTFOLIO 4

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Rivercrest Shadow Anchored Portfolio 4 Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Cato(3)	NR / NR / NR	17,920	12.2%	$219,760	10.5%	$12.26	(3)	$151	10.1%	(3)
Dollar Tree(4)	NR / NR / NR	13,300	9.0	162,925	7.8	12.25	(4)	$191	7.9%	NA
Gamestop(5)	NR / NR / NR	8,400	5.7	158,900	7.6	18.92	(5)	$711	3.7%	(5)
Shoe Show/Shoe Dept.(6)	NR / NR / NR	11,060	7.5	150,041	7.1	13.57	(6)	$183	9.1%	(6)
By Essence(7)	NR / NR / NR	8,500	5.8	118,500	5.6	13.94	(7)	$79	21.1%	NA
PetSmart	NR / NR / BB+	6,604	4.5	108,966	5.2	16.50	4/30/2023	NA	NA	3, 5-year options
Sally Beauty(8)	NR / NR / NR	6,300	4.3	94,650	4.5	15.02	(8)	$309	5.8%	NA
It’s Fashion(9)	NR / NR / NR	6,320	4.3	84,540	4.0	13.38	(9)	$166	9.8%	(9)
H&R Block(10)	NR / NR / NR	5,100	3.5	76,030	3.6	14.91	(10)	NA	NA	(10)
Hibbett Sports(11)	NR / NR / NR	6,000	4.1	60,000	2.9	10.00	7/31/2014	$123	10.5%	NA
Ten Largest Owned Tenants		89,504	60.9%	$1,234,312	58.8%	$13.79
Remaining Owned Tenants		55,096	37.5	865,759	41.2	15.71
Vacant Spaces (Owned Space)		2,405	1.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		147,005	100.0%	$2,100,071	100.0%	$14.52

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales as of 12/31/2012.
(3)
Cato has 4 spaces located at the Rivercrest Shadow Anchored Portfolio 4 Properties: Cato – Creekside Plaza (4,720 SF, $12.50 base rent per SF, 1/31/2015 lease expiration and 1, 5-year renewal/extension option); Cato – Hillview Plaza (4,240 SF, $11.75 base rent per SF, 1/31/2014 lease expiration and 1, 5-year renewal/extension option); Cato – Southside Commons (4,240 SF, $12.25 base rent per SF, 1/31/2014 lease expiration and 1, 5-year renewal/extension option); and Cato – White Horse Commons (4,720 SF, $12.50 base rent per SF, 1/31/2014 lease expiration and 1, 5-year renewal/extension option).

(4)
Dollar Tree has 3 spaces located at the Rivercrest Shadow Anchored Portfolio 4 Properties: Dollar Tree – Hillview Plaza (4,300 SF, $12.25 base rent per SF, 9/30/2013 lease expiration and no renewal/extension options); Dollar Tree – Southside Commons (4,500 SF, $12.25 base rent per SF, 3/31/2014 lease expiration and no renewal/extension options); and Dollar Tree – White Horse Commons (4,500 SF, $12.25 base rent per SF, 3/31/2014 lease expiration and no renewal/extension options).

(5)
Gamestop has 4 spaces located at the Rivercrest Shadow Anchored Portfolio 4 Properties: Gamestop – Creekside Plaza (1,400 SF, $23.50 base rent per SF, 1/31/2014 lease expiration and 1, 5-year renewal/extension option); Gamestop – Hillview Plaza (3,000 SF, $16.00 base rent per SF, 1/31/2016 lease expiration and no renewal/extension options); Gamestop – Southside Commons (2,000 SF, $19.00 base rent per SF, 1/31/2016 lease expiration and no renewal/extension options); and Gamestop – White Horse Commons (2,000 SF, $20.00 base rent per SF, 1/31/2014 lease expiration and no renewal/extension options). Sales per SF noted above are for the Gamestop – Creekside Plaza Property.

(6)
Shoe Show/Shoe Dept. has 3 spaces located at the Rivercrest Shadow Anchored Portfolio 4 Properties: Shoe Dept. – Creekside Plaza (4,500 SF, $14.25 base rent per SF, 11/30/2016 lease expiration and 1, 5-year renewal/extension option); Shoe Show – Hillview Plaza (3,360 SF, $12.00 base rent per SF, 10/31/2013 lease expiration and no renewal/extension options); and Shoe Show – White Horse Commons (3,200 SF, $14.25 base rent per SF, 7/31/2014 lease expiration and no renewal/extension options).

(7)
By Essence has 2 spaces located at the Rivercrest Shadow Anchored Portfolio 4 Properties: By Essence – Hillview Plaza (4,000 SF, $12.75 base rent per SF, 12/31/2015 lease expiration and no renewal/extension options); and By Essence – Southside Commons (4,500 SF, $15.00 base rent per SF, 3/31/2014 lease expiration and no renewal/extension options).

(8)
Sally Beauty has 4 spaces located at the Rivercrest Shadow Anchored Portfolio 4 Properties: Sally Beauty – Creekside Plaza (1,600 SF, $17.25 base rent per SF, 7/31/2014 lease expiration and no renewal/extension options); Sally Beauty – Hillview Plaza (1,500 SF, $13.50 base rent per SF, 9/30/2013 lease expiration and no renewal/extension options); Sally Beauty – Southside Commons (1,600 SF, $14.75 base rent per SF, 3/31/2014 lease expiration and no renewal/extension options); and Sally Beauty – White Horse Commons (1,600 SF, $14.50 base rent per SF, 3/31/2014 lease expiration and no renewal/extension options).

(9)
It’s Fashion has 2 spaces located at the Rivercrest Shadow Anchored Portfolio 4 Properties: It’s Fashion – Southside Commons (3,120 SF, $13.25 base rent per SF, 1/31/2014 lease expiration and 1, 3-year renewal/extension option); and It’s Fashion – White Horse Commons (3,200 SF, $13.50 base rent per SF, 1/31/2017 lease expiration and no renewal/extension options).

(10)
H&R Block has 2 spaces located at the Rivercrest Shadow Anchored Portfolio 4 Properties: H&R Block – Creekside Plaza (1,600 SF, $20.00 base rent per SF, 4/30/2017 lease expiration and 1, 5-year renewal/extension option); and H&R Block – Southside Commons (3,500 SF, $12.58 base rent per SF, 4/30/2016 lease expiration and no renewal/extension options).

(11)	Hibbett Sports has a one-time termination option on 7/31/2013 with 30 days notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

RIVERCREST SHADOW ANCHORED PORTFOLIO 4

The following table presents certain information relating to the lease rollover schedule at the Rivercrest Shadow Anchored Portfolio 4 Properties:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013(2)	16,353	11.1	11.1%	207,140	9.9	12.67	5
2014	57,842	39.3	50.5%	799,480	38.1	13.82	22
2015	19,821	13.5	64.0%	306,607	14.6	15.47	9
2016	17,351	11.8	75.8%	274,530	13.1	15.82	7
2017	14,807	10.1	85.8%	213,791	10.2	14.44	5
2018	4,500	3.1	88.9%	80,475	3.8	17.88	2
2019	1,200	0.8	89.7%	21,600	1.0	18.00	1
2020	3,115	2.1	91.8%	51,398	2.4	16.50	1
2021	0	0.0	91.8%	0	0.0	0.00	0
2022	3,007	2.0	93.9%	36,084	1.7	12.00	1
2023	6,604	4.5	98.4%	108,966	5.2	16.50	1
2024 & Thereafter	0	0.0	98.4%	0	0.0	0.00	0
Vacant	2,405	1.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	147,005	100.0%		$2,100,071	100.0%	$14.52	54

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	A Wireless – Southside Commons lease expired on June 30, 2013 and the tenant executed a lease extension in June 2013 with a new expiration date of June 30, 2015 and base rent per SF of $15.00.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Rivercrest Shadow Anchored Portfolio 4 Properties:

Cash Flow Analysis(1)
	2010	2011	2012	TTM 2/28/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,795,178	$1,882,517	$1,973,831	$1,976,318	$2,100,071	$14.29
Overage Rent	0	0	0	0	0	0.00
Other Rental Revenue(3)	5,598	5,614	7,647	7,536	5,758	0.04
Gross Up Vacancy	0	0	0	0	43,345	0.29
Total Rent	$1,800,776	$1,888,131	$1,981,478	$1,983,854	$2,149,174	$14.62
Total Reimbursables	348,103	357,326	403,603	403,786	426,483	2.90
Vacancy & Credit Loss	0	0	0	0	(149,742)	(1.02)
Effective Gross Income	$2,148,879	$2,245,457	$2,385,081	$2,387,640	$2,425,916	$16.50

Total Operating Expenses	$513,499	$526,533	$555,823	$569,340	$564,518	$3.84

Net Operating Income	$1,635,380	$1,718,924	$1,829,258	$1,818,300	$1,861,398	$12.66
TI/LC	0	0	0	0	96,931	0.66
Capital Expenditures	0	0	0	0	37,803	0.26
Net Cash Flow	$1,635,380	$1,718,924	$1,829,258	$1,818,300	$1,726,664	$11.75

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 4/15/2013 rent roll with rent steps through 5/31/2014.
(3)	Other rental revenue includes miscellaneous income items.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

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643-647 NINTH AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$16,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per Unit		$666,666.67
Size (Units)(1)	24	Percentage of Initial Pool Balance		1.2%
Total Occupancy as of 4/26/2013	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/26/2013	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1910 / 1979, 2001	Mortgage Rate		4.2000%
Appraised Value	$26,400,000	Original Term to Maturity (Months)		84
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		84
		Borrower Sponsor(2)		Dennis J. Wong
Underwritten Revenues	$1,643,202
Underwritten Expenses	$412,814	Escrows
Underwritten Net Operating Income (NOI)	$1,230,389		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,211,984	Taxes	$0	$20,672
Cut-off Date LTV Ratio	60.6%	Insurance	$0	$0
Maturity Date LTV Ratio	60.6%	Replacement Reserves(3)	$0	$756
DSCR Based on Underwritten NOI / NCF	1.81x / 1.78x	TI/LC	$0	$1,556
Debt Yield Based on Underwritten NOI / NCF	7.7% / 7.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,000,000	62.3%	Purchase Price	$25,500,000	99.2%
Principal’s New Cash Contribution	9,695,000	37.7	Closing Costs	195,000	0.8

Total Sources	$25,695,000	100.0%	Total Uses	$25,695,000	100.0%

(1)	The 643-647 Ninth Avenue Property consists of 24 multifamily units and 9,337 SF of retail space.
(2)	Dennis J. Wong is guarantor of the non-recourse carveouts under the 643-647 Ninth Avenue Loan.
(3)	Replacement reserves are capped at $27,202.20.

The following table presents certain information relating to the units and rent at the 643-647 Ninth Avenue Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Yearly Market Rent(1)	Monthly Actual Rent per Unit(2)	Yearly Actual Rent(2)
Studio (643-645)	6	409	$2,004	$144,288	$1,911	$137,580
Studio Penthouse (643-645)	2	654	NAV	NAV	2,313	55,500
1 Bedroom (643-645)	4	406	2,273	109,104	2,338	112,200
2 Bedroom (643-645)	8	645	3,400	326,400	2,651	254,460
2 Bedroom (647)	4	937	NAV	NAV	3,985	191,280
Total / Wtd. Avg.	24	596	$2,684	$579,792	$2,608	$751,020

(1)	Source: Appraisal.
(2)	As provided by the borrower.

The following table presents certain information relating to the retail tenants at the 643-647 Ninth Avenue Property:

Retail Tenants

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Southern Hospitality	NR / NR / NR	5,530	59.2%	$570,403	59.2%	$103.15	7/31/2020	1, 5 year option
Ember Room	NR / NR / NR	3,807	40.8	392,453	40.8	103.09	5/15/2025	None
Total / Wtd. Avg.		9,337	100.0%	$962,856	100.0%	$103.12

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

643-647 NINTH AVENUE

The following table presents certain information relating to the retail tenants lease rollover schedule at the 643-647 Ninth Avenue Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	5,530	59.2	59.2%	570,403	59.2	103.15	1
2021	0	0.0	59.2%	0	0.0	0.00	0
2022	0	0.0	59.2%	0	0.0	0.00	0
2023	0	0.0	59.2%	0	0.0	0.00	0
2024 & Thereafter	3,807	40.8	100.0%	392,453	40.8	103.09	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	9,337	100%		$962,856	100.0%	$103.12	2

(1)	Calculated based on approximate retail square footage occupied by each Owned Tenant.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the budgeted operating performance and Underwritten Net Cash Flow at the 643-647 Ninth Avenue Property:

Cash Flow Analysis(1)(2)
	Underwritten(3)	Underwritten $ per Unit
Rental Revenue	$751,020	$31,292.50
Effective Commercial Income	914,713	38,113.04
Total Rent Revenue	$1,665,733	$69,405.54
Economic Vacancy & Credit Loss	(22,531)	(938.78)
Effective Gross Income	$1,643,202	$68,466.77

Total Operating Expenses	$412,814	$17,200.58

Net Operating Income	$1,230,389	$51,266.19
TI/LC	9,337	389.04
Replacement Reserves	9,067	377.81
Net Cash Flow	$1,211,984	$50,499.34

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the presentation and are not considered for the underwritten cash flows.

(2)	The 643-647 Ninth Avenue Loan is an acquisition and no historical financials are available.
(3)	Underwritten cash flow is based on the 4/26/2013 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

747 AMSTERDAM AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$15,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$421.35
Size (SF)	35,600	Percentage of Initial Pool Balance		1.1%
Total Occupancy as of 3/31/2013	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/31/2013	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1927 / 2000	Mortgage Rate		4.6915%
Appraised Value	$23,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	60
		Borrower Sponsor(1)	Mitchell B. Rutter and John J. Cuticelli, Jr.
Underwritten Revenues	$1,567,559
Underwritten Expenses	$337,131	Escrows
Underwritten Net Operating Income (NOI)	$1,230,428		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,190,321	Taxes	$10,560	$10,560
Cut-off Date LTV Ratio	65.2%	Insurance	$40,943	$3,412
Maturity Date LTV Ratio	59.9%	Replacement Reserves	$0	$742
DSCR Based on Underwritten NOI / NCF	1.32x / 1.28x	TI/LC	$0	$2,225
Debt Yield Based on Underwritten NOI / NCF	8.2% / 7.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,000,000	100.0%	Loan Payoff	$12,364,488	82.4%
			Principal Equity Distribution	2,071,306	13.8
			Closing Costs	512,704	3.4
			Reserves	51,503	0.3
Total Sources	$15,000,000	100.0%	Total Uses	$15,000,000	100.0%

(1)	Mitchell B. Rutter and John J. Cuticelli, Jr. are the guarantors of the non-recourse carveouts under the 747 Amsterdam Avenue Loan.

The following table presents certain information relating to the tenants at the 747 Amsterdam Avenue Property:

Largest Owned Tenants Based On Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
CVS(2)	BBB+ / Baa2 / BBB+	12,000	33.7%	$889,621	62.7%	$74.14	1/31/2018	NA
Montclare Children’s School(3)	NR / NR / NR	23,600	66.3	529,594	37.3	22.44	9/30/2020	2, 5-year options
Two Largest Tenants		35,600	100.0%	$1,419,215	100.0%	$39.87
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		35,600	100.0%	$1,419,215	100.0%	$39.87

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	CVS does not report sales.
(3)
Montclare Children’s School currently occupies 18,000 SF (50.6% of GLA) and pays base rent of $17.91 per SF and has executed a lease and is expected to take over an additional 5,600 SF (15.7% of GLA) and to pay base rent of $37.00 per SF on the 5,600 SF starting on 9/1/2013. The 5,600 SF of space is occupied by West Side One Stop through 8/31/2013. We cannot assure you that Montclare Children’s School will take over the space as expected or at all.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

747 AMSTERDAM AVENUE

The following table presents the lease rollover schedule at the 747 Amsterdam Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	12,000	33.7	33.7%	889,621	62.7	74.14	1
2019	0	0.0	33.7%	0	0.0	0.00	0
2020	23,600	66.3	100.0%	529,594	37.3	22.44	1
2021	0	0.0	100.0%	0	0.0	0.00	0
2022	0	0.0	100.0%	0	0.0	0.00	0
2023	0	0.0	100.0%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	35,600	100.0%		$1,419,215	100.0%	$39.87	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 747 Amsterdam Avenue Property:

Historical Leased %(1)
	2010	2011	2012
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 747 Amsterdam Avenue Property:

Cash Flow Analysis(1)
	2010	2011	2012	TTM (4/30/2013)	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,172,473	$1,182,207	$1,258,971	$1,262,101	$1,419,215	$39.87
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$1,172,473	$1,182,207	$1,258,971	$1,262,101	$1,419,215	$39.87
Total Reimbursables	119,379	125,915	113,643	122,365	218,308	6.13
Parking Income	0	0	0	0	0	0.00
Other Income	0	0	0	0	0	0.00
Less Vacancy & Credit Loss	0	0	0	0	(69,964)	(1.97)
Effective Gross Income	$1,291,853	$1,308,122	$1,372,614	$1,384,466	$1,567,559	$44.03

Total Operating Expenses	279,393	276,772	290,009	282,892	337,131	9.47

Net Operating Income	$1,012,460	$1,031,351	$1,082,604	$1,101,574	$1,230,428	$34.56
TI/LC	0	0	0	0	31,207	0.88
Capital Expenditures	0	0	0	0	8,900	0.25
Net Cash Flow	$1,012,460	$1,031,351	$1,082,604	$1,101,574	$1,190,321	$33.44

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 3/31/2013 and rent steps through 7/31/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined therein, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

	—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—
Member States of the European Economic Area (“EEA”) have implemented Article 122a of EU Directive 2006/48/EC (“Article 122a”) which applies with respect to investments by credit institutions in securitizations issued on or after January 1, 2011 as well as certain existing securitizations issued prior to that date where new assets are added or substituted after December 31, 2014.  Article 122a imposes a severe capital charge on a securitization position acquired by a EEA credit institution unless, among other conditions, (a) the originator, sponsors or original lender for the securitization has explicitly disclosed to the EEA-regulated credit institution that it will retain, on an ongoing basis, a material net economic interest of not less than 5% in respect of the securitization, and (b) the acquiring institution is able to demonstrate that it has undertaken certain due diligence in respect of its securitization position and the underlying exposures and that procedures are established for such activities to be monitored on an ongoing basis.  For purposes of Article 122a, an EEA credit institution may be subject to such a capital charge as a result of securitization positions held by its non-EEA affiliates, including its U.S. affiliates, not complying with Article 122a. Effective January 1, 2014, Articles 404-410 (inclusive) of EU Regulation 575/2013 (“Articles 404-410”) replace Article 122a and, among other things,  will apply to EEA investment firms in addition to EEA credit institutions. Furthermore, requirements similar to those in Article 122a (“Similar Retention Requirements”) are to apply: (i) effective July 22, 2013, to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the sponsors, the depositor or any other party to the transaction intends to retain a material net economic interest in the transaction in accordance with the requirements of Article 122a, Articles 404-410 or Similar Retention Requirements or take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Article 122a, Articles 404-410 or Similar Retention Requirements.  Consequently, the offered certificates are not a suitable investment for EEA credit institutions or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected.  EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding compliance with Article 122a, Articles 404-410 or Similar Retention Requirements and the suitability of the offered certificates for investment.

—
The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed  to implement  the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—
Section 619 of the Dodd Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule”, to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions.  Section 619 became effective on July 21, 2012, subject to certain conformance periods.  Implementing rules under Section 619 have been proposed but not yet adopted.  The Volcker Rule and the regulations adopted thereunder may restrict certain purchases or sales of securities generally (including commercial mortgage backed securities) and derivatives by banking entities if conducted on a proprietary trading business.

	—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

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The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

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The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

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A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity Date

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Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

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We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

	—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

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Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency except that Starwood Mortgage Capital LLC will guarantee the obligations of Starwood Mortgage Funding I LLC. We cannot provide assurances that the applicable sponsor will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

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There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

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Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan  by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

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Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

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The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

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Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

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Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

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Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

	—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

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In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”), the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor and the Controlling Class Representative

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the holder of a companion loan or mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative or the holder of a companion loan or mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in the expected repayment dates or other features of some or all of the mortgage loans.  The B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, one of the sponsors, and of GS Commercial Real Estate LP, one of the originators, and of Goldman, Sachs & Co., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

	—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

	—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on  a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

	—	The offered certificates will be treated as regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

	—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

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State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-171508) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.